UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06414

Name of Fund:	BlackRock MuniYield Fund, Inc. (MYD)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield Fund, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2023

Date of reporting period: 07/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JULY 31, 2023

2023 Annual Report

BlackRock Long-Term Municipal Advantage Trust (BTA)

BlackRock MuniAssets Fund, Inc. (MUA)

BlackRock Municipal Income Fund, Inc. (MUI)

BlackRock MuniYield Fund, Inc. (MYD)

BlackRock MuniYield Quality Fund, Inc. (MQY)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended July 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.

Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities advanced, including large- and small-capitalization U.S. stocks and equities from developed and emerging markets.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period ended July 31, 2023. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for a pause, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near-term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near-term as growth trends for emerging markets appear brighter. We also believe that stocks with an A.I. tilt should benefit from an investment cycle that is set to support revenues and margins. We are neutral on credit overall amid tightening credit and financial conditions; however, there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	13.52%	13.02%

U.S. small cap equities (Russell 2000® Index)	4.51	7.91

International equities (MSCI Europe, Australasia, Far East Index)	6.65	16.79

Emerging market equities (MSCI Emerging Markets Index)	3.26	8.35

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.34	3.96

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(2.08)	(7.56)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(1.02)	(3.37)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.20	0.93

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.92	4.42

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Municipal Market Overview For the Reporting Period Ended July 31, 2023

Municipal Market Conditions

Municipal bonds posted positive total returns amid heightened volatility. Interest rates rose rapidly early in the period as the Fed continued its historic hiking cycle but became increasingly rangebound later in the reporting period as economic activity slowed, inflation expectations moderated, and the Fed tempered the magnitude and pace of its policy tightening. Strong credit fundamentals, bolstered by robust post-pandemic revenue growth and elevated fund balances, drove strong positive excess returns versus comparable U.S. Treasuries. Lower-rated investment grade credits and the 15-year part of the yield curve performed best.

During the 12-month period ended July 31, 2023, municipal bond funds experienced net outflows totaling $52 billion (based on data from the Investment Company Institute), transitioning from the largest outflow cycle on record in 2022 to mixed in 2023. At the same time, the market contended with just $324 billion in issuance, well below the $422 billion issued during the prior 12-months. However, elevated bid-wanted activity filled some of the gap as investors raised cash to meet redemptions, portfolio leverage was repositioned, and the Federal Deposit Insurance Corporation (“FDIC”) liquidated collapsed bank assets.

Bloomberg Municipal Bond Index(a) Total Returns as of July 31, 2023 6 months: 0.20% 12 months: 0.93%

A Closer Look at Yields

AAA Municipal Yield Curves Source: Thomson Municipal Market Data.

From July 31, 2022, to July 31, 2023, yields on AAA-rated 30-year municipal bonds increased by 62 basis points (“bps”) from 2.89% to 3.51%, ten-year yields increased by 36 bps from 2.21% to 2.57%, five-year yields increased by 86 bps from 1.80% to 2.66%, and two-year yields increased by 140 bps from 1.60% to 3.00% (as measured by Refinitiv Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 78 bps to a slope of 51 bps. Still, the curve remained relatively steep compared to the deeply inverted

U.S. Treasury curve.

Outperformance throughout the period prompted historically rich valuations across the curve. Municipal-to-Treasury ratios tightened well through their 5-year averages led by short and intermediate maturities.

Financial Conditions of Municipal Issuers

Buoyed by successive federal aid injections, vaccine distribution, and the re-opening of the economy, states and many local governments experienced revenue growth above forecasts in 2021 and 2022. However, revenue collections through April 2023, particularly personal income tax receipts, have softened or declined in many states, such as California and New York. A slowing economy could cause more widespread declines in overall revenue collections. While the inflation rate has slowed, higher wages and interest rates in the post-Covid recovery will pressure state and local government costs. Nevertheless, overall credit fundamentals remain solid, particularly near-record reserve levels. Other sectors also exhibit strong credit fundamentals. Municipal utilities typically benefit from autonomous rate-setting that allows them to adjust for rising fuel costs. Rising commodity prices over a prolonged period could test affordability and the political will to raise rates to balance operations. State housing authority bonds, flagship universities, and strong national and regional health systems may also be pressured but are better poised to absorb the impact of the economic shock. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain from the economic fallout from high inflation, but aid and demand in the service sector of the economy will continue to support operating results through 2023. Work-from-home policies remain headwinds for mass transit farebox revenue and commercial real estate values.

The opinions expressed are those of BlackRock as of July 31, 2023 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

(a)

The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. In such circumstance, the investment adviser may nevertheless determine to maintain a Fund’s leverage if it deems such action to be appropriate. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Fund Summary as of July 31, 2023	BlackRock Long-Term Municipal Advantage Trust (BTA)

Investment Objective

BlackRock Long-Term Municipal Advantage Trust’s (BTA) (the “Fund”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal obligations and derivative instruments with exposure to such municipal obligations, in each case that are expected to pay interest or income that is exempt from U.S. federal income tax (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment and, under normal market conditions, the Fund’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	BTA
Initial Offering Date	February 28, 2006
Yield on Closing Market Price as of July 31, 2023 ($9.71)(a)	5.38%
Tax Equivalent Yield(b)	9.09%
Current Monthly Distribution per Common Share(c)	$0.043500
Current Annualized Distribution per Common Share(c)	$0.522000
Leverage as of July 31, 2023(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/23	07/31/22	Change	High	Low

Closing Market Price	$9.71	$12.10	(19.75)%	$12.30	$8.71
Net Asset Value	10.36	11.17	(7.25)	11.31	9.25

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Performance

Returns for the period ended July 31, 2023 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	(1.84)%	1.65%	4.86%
Fund at Market Price(a)(b)	(15.07)	2.28	4.84

Customized Reference Benchmark(c)	0.61	2.24	N/A
Bloomberg Municipal Bond Index	0.93	1.87	2.81

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (75%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (25%). The Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns in the annual period. Bond market performance, in general, was dampened by the combination of high inflation and continued interest rate increases by the Fed. However, the contribution from income outweighed the impact of falling prices.

The Fund’s use of U.S. Treasury futures to manage interest rate risk was a key contributor to performance early in the reporting period, when the Fed was aggressively raising rates to combat inflation. The investment adviser closed out this position before the end of the period given that yields had already risen significantly.

On a sector basis, tobacco, transportation, and tax-backed state and tax-backed local issues were the leading contributors. With respect to credit tiers, A rated and non-rated bonds made the largest contributions, followed by those rated AA and BBB. Holdings in bonds with maturities of 20 years and above also contributed. Positions in lower-coupon securities helped results, as well. On the negative side, the Fund was hurt by a few individual positions that posted negative returns due to credit concerns or their structures.

The Fund’s cash and cash equivalent weighting was above typical levels at the close of the period, which represented a defensive positioning. The Fund’s duration was longer than that of the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2023 (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments

Health	14.4%
Transportation	14.4
Corporate	14.4
County/City/Special District/School District	14.2
Education	12.5
State	10.8
Tobacco	7.4
Utilities	6.8
Housing	5.1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	8.1%
2024	6.5
2025	3.4
2026	10.0
2027	11.2

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments

AAA/Aaa	3.2%
AA/Aa	17.0
A	25.5
BBB/Baa	11.0
BB/Ba	9.6
B	3.0
N/R(e)	30.7

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.2% of the Fund’s total investments.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	BlackRock MuniAssets Fund, Inc. (MUA)

Investment Objective

BlackRock MuniAssets Fund, Inc.’s (MUA) (the “Fund”) investment objective is to provide high current income exempt from U.S. federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests at least 65% of its assets in municipal bonds that are rated in the medium to lower rating categories by nationally recognized rating services (for example, Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or lower by S&P Global Ratings, or securities that are unrated but are deemed by the investment adviser to be of comparable quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MUA
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of July 31, 2023 ($10.24)(a)	4.75%
Tax Equivalent Yield(b)	8.02%
Current Monthly Distribution per Common Share(c)	$0.040500
Current Annualized Distribution per Common Share(c)	$0.486000
Leverage as of July 31, 2023(d)	30%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/23	07/31/22	Change	High	Low

Closing Market Price	$10.24	$12.55	(18.41)%	$13.18	$9.54
Net Asset Value	11.28	12.53	(9.98)	12.66	10.54

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An index designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issued by U.S. states, the District of Columbia, U.S. territories and local governments or agencies.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2023 (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Performance

Returns for the period ended July 31, 2023 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	(3.85)%	0.61%	3.81%
Fund at Market Price(a)(b)	(12.86)	(0.08)	3.64

High Yield Customized Reference Benchmark(c)	0.39	2.60	N/A
Bloomberg Municipal High Yield Bond Index	(0.20)	2.85	4.46

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The High Yield Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Rated Baa Index (20%), the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (60%) and the Bloomberg Municipal Investment Grade ex BBB Index (20%). The High Yield Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns in the annual period. Bond market performance, in general, was dampened by the combination of high inflation and continued interest rate increases by the Fed. However, the contribution from income outweighed the impact of falling prices.

The Fund’s use of U.S. Treasury futures to manage interest rate risk was a key contributor to performance early in the reporting period, when the Fed was aggressively raising rates to combat inflation. The investment adviser closed out this position before the end of the period given that yields had already risen significantly.

On a sector basis, tobacco, other industries, tax-backed local, education and transportation issues were the largest contributors. Positions in bonds with maturities of 20 years and above also contributed.

Generally speaking, the Fund’s holdings in high yield issues contributed more than its holdings in investment-grade debt. With that said, its position in the bonds of Puerto Rico Electric Power Authority was a notable detractor. In late June 2023, the bankruptcy court issued a ruling that bondholders can claim a lower-than-expected percentage of the outstanding debt’s value. Bondholders intend to appeal the ruling.

The Fund’s cash and cash equivalents weighting was above typical levels at the close of the period, which represented a defensive positioning.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments

State	20.5%
Education	14.7
Corporate	12.8
Transportation	11.7
County/City/Special District/School District	11.2
Health	10.5
Tobacco	7.7
Housing	7.0
Utilities	3.9

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	14.9%
2024	6.6
2025	2.6
2026	7.9
2027	7.0

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments

AAA/Aaa	0.3%
AA/Aa	11.5
A	14.4
BBB/Baa	7.8
BB/Ba	11.5
B	3.6
CCC/Caa	0.3
N/R(e)	50.6

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2023	BlackRock Municipal Income Fund, Inc. (MUI)

Investment Objective

BlackRock Municipal Income Fund, Inc.’s (MUI) (the “Fund”) investment objective is to provide common shareholders with high current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MUI
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of July 31, 2023 ($ 11.47)(a)	3.56%
Tax Equivalent Yield(b)	6.01%
Current Monthly Distribution per Common Share(c)	$0.034000
Current Annualized Distribution per Common Share(c)	$0.408000
Leverage as of July 31, 2023(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/23	07/31/22	Change	High	Low

Closing Market Price	$11.47	$12.44	(7.80)%	$12.80	$10.37
Net Asset Value	13.23	13.64	(3.01)	13.74	11.69

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	BlackRock Municipal Income Fund, Inc. (MUI)

Performance

Returns for the period ended July 31, 2023 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	1.05%	1.60%	3.85%
Fund at Market Price(a)(b)	(3.95)	1.55	3.06

National Customized Reference Benchmark(c)	0.82	1.98	N/A
Bloomberg Municipal Bond Index	0.93	1.87	2.81

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns in the annual period. Bond market performance, in general, was dampened by the combination of high inflation and continued interest rate increases by the Fed. However, the contribution from income outweighed the impact of falling prices.

Portfolio income was a large contributor to the Fund’s total return at a time of negative price performance. The Fund’s use of U.S. Treasury futures to manage interest rate risk added value in the rising-rate environment, with most of the contribution occurring in the first half of the period. (Prices and yields move in opposite directions.) Positions in bonds with 15- to 25-year maturities contributed, as well. With respect to credit tiers, A and BBB rated bonds were the largest contributors. Transportation and tax-backed were the best performing sectors.

On the negative side, positions in low-coupon bonds—particularly in the housing sector—detracted. Holdings in bonds with maturities of 25 years and longer also detracted, as did the Fund’s allocation to high yield bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of July 31, 2023 (continued)	BlackRock Municipal Income Fund, Inc. (MUI)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments

Transportation	32.4%
State	14.2
Health	12.2
County/City/Special District/School District	11.3
Utilities	9.1
Corporate	9.1
Education	6.3
Tobacco	3.2
Housing	2.2

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	7.2%
2024	6.4
2025	3.3
2026	6.7
2027	9.8

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments

AAA/Aaa	7.5%
AA/Aa	40.1
A	34.7
BBB/Baa	6.5
BB/Ba	2.5
B	0.2
N/R(e)	8.5

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	BlackRock MuniYield Fund, Inc. (MYD)

Investment Objective

BlackRock MuniYield Fund, Inc.’s (MYD) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade, or deemed to be of comparable quality by the investment adviser, at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of July 31, 2023 ($ 10.50)(a)	4.17%
Tax Equivalent Yield(b)	7.04%
Current Monthly Distribution per Common Share(c)	$0.036500
Current Annualized Distribution per Common Share(c)	$0.438000
Leverage as of July 31, 2023(d)	32%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/23	07/31/22	Change	High	Low

Closing Market Price	$10.50	$11.72	(10.41)%	$11.92	$9.53
Net Asset Value	12.14	12.73	(4.63)	12.83	10.70

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

F U N D S U M M A R Y	15

Fund Summary as of July 31, 2023 (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Performance

Returns for the period ended July 31, 2023 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	(0.08)%	1.34%	4.37%
Fund at Market Price(a)(b)	(6.13)	(0.11)	2.95

National Customized Reference Benchmark(c)	0.82	1.98	N/A
Bloomberg Municipal Bond Index	0.93	1.87	2.81

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns in the annual period. Bond market performance, in general, was dampened by the combination of high inflation and continued interest rate increases by the Fed. However, the contribution from income outweighed the impact of falling prices.

The Fund’s use of U.S. Treasury futures to manage interest rate risk added value in the rising-rate environment. At the sector level, tax backed states, transportation, and corporate municipals made the largest contributions. Despite the volatility throughout the period, low new issuance led to tighter yield spreads for higher-quality securities. Strong fundamental trends in the transportation sectors, especially airports, also helped fuel positive performance. Bonds with maturities of 18 to 25 years were especially notable contributors in this area. Holdings in pre-paid gas securities, typically concentrated in the 5-10 year maturity range, further contributed positively given their shorter duration and wide yield spreads at the time of purchase.

On the negative side, long-dated securities with maturities of 25 years and above—particularly those with lower coupons—detracted from performance due to their higher interest rate sensitivity. Some shorter dated bonds, especially one- to five-year pre-refunded debt, underperformed modestly due to the increase in short term rates coupled with a decline in price to par as they neared maturity.

The healthcare and housing sectors, especially holdings in lower coupon bonds (those with 4% coupons or below) also detracted from returns. Within the housing sector, positions in high yield workforce housing securities were the largest detractors. The Fund’s use of leverage, which amplified the effect of falling prices, was another detractor of note.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments

Transportation	20.5%
State	16.7
Utilities	13.4
County/City/Special District/School District	12.8
Corporate	12.7
Health	12.0
Education	5.2
Tobacco	4.3
Housing	2.4

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	7.6%
2024	8.6
2025	4.5
2026	2.5
2027	5.9

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments

AAA/Aaa	2.6%
AA/Aa	40.7
A	35.2
BBB/Baa	8.2
BB/Ba	3.9
B	1.5
N/R(e)	7.9

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

F U N D S U M M A R Y	17

Fund Summary as of July 31, 2023	BlackRock MuniYield Quality Fund, Inc. (MQY)

Investment Objective

BlackRock MuniYield Quality Fund, Inc.’s (MQY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better), or which are deemed to be of comparable quality by the adviser, at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of July 31, 2023 ($ 11.86)(a)	4.40%
Tax Equivalent Yield(b)	7.43%
Current Monthly Distribution per Common Share(c)	$0.043500
Current Annualized Distribution per Common Share(c)	$0.522000
Leverage as of July 31, 2023(d)	35%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/23	07/31/22	Change	High	Low

Closing Market Price	$11.86	$13.12	(9.60)%	$13.37	$10.62
Net Asset Value	13.22	13.89	(4.82)	14.02	11.79

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Performance

Returns for the period ended July 31, 2023 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	(0.11)%	1.81%	4.41%
Fund at Market Price(a)(b)	(5.12)	1.72	3.84

National Customized Reference Benchmark(c)	0.82	1.98	N/A
Bloomberg Municipal Bond Index	0.93	1.87	2.81

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns in the annual period. Bond market performance, in general, was dampened by the combination of high inflation and continued interest rate increases by the Fed. However, the contribution from income outweighed the impact of falling prices.

Portfolio income was a large contributor to the Fund’s total return at a time of negative price performance. The Fund’s use of U.S. Treasury futures to manage interest rate risk added value in the rising-rate environment, with most of the contribution occurring in the first half of the period. (Prices and yields move in opposite directions.) Positions in bonds with 15- to 25-year maturities contributed, as well. With respect to credit tiers, A and BBB rated bonds were the largest contributors. Transportation and tax-backed were the best performing sectors.

On the negative side, positions in low-coupon bonds—particularly in the housing sector—detracted. Holdings in bonds with maturities of 25 years and longer also detracted, as did the Fund’s allocation to high yield bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	19

Fund Summary as of July 31, 2023 (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments

Transportation	29.1%
County/City/Special District/School District	18.7
Health	13.4
State	9.1
Education	8.3
Corporate	7.5
Utilities	7.1
Housing	4.4
Tobacco	2.4

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	5.3%
2024	8.5
2025	7.3
2026	9.0
2027	10.4

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments

AAA/Aaa	5.1%
AA/Aa	39.6
A	35.3
BBB/Baa	8.1
BB/Ba	2.6
B	0.5
N/R(e)	8.8

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 3.8%
County of Jefferson Alabama Sewer Revenue, Refunding RB, Series D, Sub Lien, 6.00%, 10/01/42	$1,655	$1,742,088
Hoover Industrial Development Board, RB, AMT, 6.38%, 11/01/50(a)	1,040	1,166,239
Southeast Energy Authority A Cooperative District, RB(a)
Series A, 4.00%, 11/01/51	1,300	1,280,522
Series A-1, 5.50%, 01/01/53	470	504,464
Sumter County Industrial Development Authority, RB, AMT, 6.00%, 07/15/52(a)	645	460,199
Tuscaloosa County Industrial Development Authority, Refunding RB, Series A, 5.25%, 05/01/44(b)	160	144,400

		5,297,912

Arizona — 4.5%
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.13%, 07/01/37	360	348,364
Series A, 5.38%, 07/01/50	925	858,333
Series A, 5.50%, 07/01/52	855	799,178
Series G, 5.00%, 07/01/47	135	120,614
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.00%, 07/01/46(b)	1,255	1,156,567
Industrial Development Authority of the City of Phoenix Arizona, Refunding RB, Series A, 5.00%, 07/01/35(b)	125	122,561
Industrial Development Authority of the County of Pima, Refunding RB(b) 4.00%, 06/15/51	955	704,257
5.00%, 07/01/56	230	199,909
Maricopa County Industrial Development Authority, RB, AMT, 4.00%, 10/15/47(b)	935	803,935
Maricopa County Industrial Development Authority, Refunding RB, Series A, 4.13%, 09/01/38	375	363,457
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	725	748,576

		6,225,751

Arkansas(b) — 3.0%
Arkansas Development Finance Authority, RB
Series A, AMT, 4.50%, 09/01/49	825	748,481
Series A, AMT, 4.75%, 09/01/49	3,570	3,401,592

		4,150,073

California — 9.7%
California County Tobacco Securitization Agency, Refunding RB, Series A, 5.00%, 06/01/47	140	134,253
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	205	200,795
California Municipal Finance Authority, RB, S/F Housing Series A, 5.25%, 08/15/39	70	70,244
Series A, 5.25%, 08/15/49	175	175,427
California State Public Works Board, RB, Series I, 5.00%, 11/01/38	355	357,120
City of Los Angeles Department of Airports, ARB AMT, 5.25%, 05/15/47	1,100	1,191,501
Series B, AMT, 5.00%, 05/15/46	2,700	2,741,593
CMFA Special Finance Agency VIII, RB, M/F Housing, Series A-1, 3.00%, 08/01/56(b)	460	299,573
CSCDA Community Improvement Authority, RB, M/F Housing(b) 4.00%, 12/01/56	665	471,694
Series A, 3.00%, 09/01/56	725	481,415

Security	Par (000)	Value

California (continued)
CSCDA Community Improvement Authority, RB, M/F Housing(b) (continued)
Series B, 4.00%, 07/01/58	$200	$141,356
Mezzanine Lien, 4.00%, 03/01/57	330	236,165
Series B, Mezzanine Lien, 4.00%, 12/01/59	835	543,764
Series A, Senior Lien, 4.00%, 12/01/58	1,000	770,000
Series B, Sub Lien, 4.00%, 12/01/59	285	195,818
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B-2, Subordinate, 0.00%, 06/01/66(c)	425	45,588
Hastings Campus Housing Finance Authority, RB, CAB, Sub-Series A, 6.75%, 07/01/35(b)(d)	830	289,678
Indio Finance Authority, Refunding RB, Series A, (BAM), 4.50%, 11/01/52	595	610,185
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 4.00%, 05/15/53	935	880,669
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	500	520,360
San Francisco City & County Redevelopment Agency Successor Agency, TA, CAB, Series D, 0.00%, 08/01/31(b)(c)	1,265	863,560
San Marcos Unified School District, GO, CAB, Series B, Election 2010, 0.00%, 08/01/38(c)	3,725	2,108,138
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(e)	165	165,815

		13,494,711

Colorado — 4.6%
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(b)	275	249,804
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 4.13%, 11/15/53	320	295,344
Series A, AMT, 5.50%, 11/15/53	340	368,421
Series D, AMT, 5.75%, 11/15/45	790	890,369
Colorado Health Facilities Authority, RB 5.25%, 11/01/39	145	156,885
5.50%, 11/01/47	90	96,331
5.25%, 11/01/52	220	233,526
Series A, 5.00%, 05/15/35	140	125,366
Series A, 5.00%, 05/15/44	180	143,030
Series A, 5.00%, 05/15/49	290	220,747
Constitution Heights Metropolitan District, Refunding GO, 5.00%, 12/01/49	500	442,141
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	1,550	1,561,585
Fitzsimons Village Metropolitan District No. 3, Refunding GO, Series A-1, 4.00%, 12/01/31	500	447,397
Loretto Heights Community Authority, RB, 4.88%, 12/01/51	500	388,425
Pueblo Urban Renewal Authority, TA, 4.75%, 12/01/45(b)	510	343,210
Waters’ Edge Metropolitan District No. 2, GO, 5.00%, 12/01/51	500	416,110

		6,378,691

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2023	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Connecticut(b) — 0.7%
Connecticut State Health & Educational Facilities Authority, RB, Series A, 5.00%, 01/01/45	$160	$137,647
Mohegan Tribe of Indians of Connecticut, Refunding RB, Series C, 6.25%, 02/01/30	860	882,549

		1,020,196

Delaware — 0.3%
Affordable Housing Opportunities Trust, RB, Series AH- 01, Class B, 6.88%, 05/01/39(b)(f)	448	399,934

District of Columbia — 1.1%
District of Columbia, TA, 5.13%, 06/01/41	750	750,935
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	870	820,469

		1,571,404

Florida — 10.8%
Avenir Community Development District, SAB, 5.63%, 05/01/54	225	224,356
Brevard County Health Facilities Authority, Refunding RB(b)
4.00%, 11/15/23	100	99,618
4.00%, 11/15/29	100	94,760
4.00%, 11/15/33	625	576,379
Buckhead Trails Community Development District, SAB, Series 2022, 5.75%, 05/01/52	145	146,639
Capital Region Community Development District, Refunding SAB
Series A-1, 5.13%, 05/01/39	210	210,064
Series A-2, 4.60%, 05/01/31	510	510,047
Capital Trust Agency, Inc., RB 5.00%, 01/01/55(b)	1,290	995,676
Series A, 5.75%, 06/01/54(b)	450	380,301
Series B, 0.00%, 01/01/60(c)	3,000	182,919
Capital Trust Agency, Inc., RB, CAB(b)(c) 0.00%, 07/01/61	16,370	1,105,352
Subordinate, 0.00%, 01/01/61	5,765	364,965
Charlotte County Industrial Development Authority, RB, AMT, 5.00%, 10/01/49(b)	120	118,842
City of Tampa Florida, RB, Series A, 5.00%, 11/15/46	2,000	2,054,368
County of Miami-Dade Seaport Department, Refunding RB, Series A, AMT, 5.25%, 10/01/52	350	368,627
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c)
Series A-2, 0.00%, 10/01/46	775	225,582
Series A-2, 0.00%, 10/01/47	745	206,239
Series A-2, 0.00%, 10/01/48	525	136,829
Series A-2, 0.00%, 10/01/49	435	107,284
Florida Development Finance Corp., RB(b) 5.25%, 06/01/55	525	418,377
5.00%, 06/15/56	550	439,069
6.50%, 06/30/57	250	243,906
Series B, 4.50%, 12/15/56	705	509,007
Series C, 5.75%, 12/15/56	250	201,398
Lakes of Sarasota Community Development District, SAB
Series A-1, 2.75%, 05/01/26	100	96,704
Series A-1, 3.90%, 05/01/41	285	238,237
Series B-1, 4.13%, 05/01/41	200	167,236
Series B-1, 4.30%, 05/01/51	100	78,746

Security	Par (000)	Value

Florida (continued)
Lakewood Ranch Stewardship District, SAB 4.25%, 05/01/26	$75	$74,405
5.13%, 05/01/46	315	299,303
Series 1B, 4.75%, 05/01/29	270	270,704
Series 1B, 5.30%, 05/01/39	310	310,733
Series 1B, 5.45%, 05/01/48	550	540,561
Poitras East Community Development District, SAB, 5.00%, 05/01/43	245	236,213
Sawyers Landing Community Development District, SAB, 4.25%, 05/01/53	535	416,150
Tolomato Community Development District, Refunding SAB, Series 2015-2, 6.61%, 11/01/24(d)	310	286,260
Tolomato Community Development District, SAB, Series 2015-3, 6.61%, 05/01/40(g)(h)	340	54
Trout Creek Community Development District, SAB 5.00%, 05/01/28	160	160,436
5.50%, 05/01/49	570	551,620
Village Community Development District No. 14, SAB 5.38%, 05/01/42	415	431,098
5.50%, 05/01/53	310	319,116
West Villages Improvement District, SAB 4.75%, 05/01/39	220	207,835
5.00%, 05/01/50	450	413,258

		15,019,273

Georgia — 3.7%
Atlanta Urban Redevelopment Agency, RB, 3.88%, 07/01/51(b)	355	292,410
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	110	98,542
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 02/15/25(e)	240	248,156
Main Street Natural Gas, Inc., RB(a)
Series A, 5.00%, 06/01/53	1,230	1,277,049
Series B, 5.00%, 12/01/52	1,190	1,230,546
Municipal Electric Authority of Georgia, RB 4.00%, 01/01/59	1,640	1,488,625
Series A, 5.00%, 07/01/52	460	470,864

		5,106,192

Illinois — 9.7%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	795	802,771
Series D, 5.00%, 12/01/46	1,035	1,014,748
Series H, 5.00%, 12/01/36	935	950,360
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	350	352,499
Series C, 5.00%, 12/01/27	415	424,155
Series C, 5.00%, 12/01/34	940	964,590
Chicago O’Hare International Airport, ARB, Class A, AMT, Senior Lien, 5.50%, 01/01/55	645	692,028
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, Senior Lien, 4.00%, 12/01/49	640	573,405
City of Chicago Illinois, Refunding GO, Series A, 6.00%, 01/01/38	595	634,820
Cook County Community College District No. 508, GO, 5.50%, 12/01/38	350	351,384
Illinois Finance Authority, Refunding RB
Series A, 4.00%, 07/15/47	1,815	1,732,997
Series C, 5.00%, 02/15/41	1,500	1,564,035

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Illinois Housing Development Authority, RB, S/F Housing, Series G, (FHLMC, FNMA, GNMA), 6.25%, 10/01/52	$865	$939,356
Metropolitan Pier & Exposition Authority, RB
Series A, 5.50%, 06/15/53	200	204,311
Series A, 5.00%, 06/15/57	555	563,437
Metropolitan Pier & Exposition Authority, Refunding RB 4.00%, 06/15/50	410	378,594
Series B, 5.00%, 06/15/52	225	227,156
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, 0.00%, 12/15/54(c)	500	110,990
State of Illinois, GO, 5.00%, 05/01/27	500	503,158
University of Illinois, RB, Series A, 5.00%, 04/01/44	475	480,859

		13,465,653

Indiana — 1.8%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	365	368,209
AMT, 7.00%, 01/01/44	885	892,588
City of Vincennes Indiana, Refunding RB, 6.25%, 01/01/29(b)(g)(h)	810	669,951
Indiana Finance Authority, RB, Series A, AMT, 6.75%, 05/01/39	515	583,060

		2,513,808

Iowa — 0.1%
Iowa Student Loan Liquidity Corp., Refunding RB, Series B, AMT, 3.00%, 12/01/39	120	112,641

Kentucky — 1.7%
Kentucky Public Energy Authority, RB, Series C, 4.00%, 02/01/50(a)	1,690	1,669,296
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.75%, 07/01/43(d)	565	660,873

		2,330,169

Louisiana — 1.0%
Lafayette Parish School Board Sale Tax Revenue, RB 4.00%, 04/01/48	130	127,432
4.00%, 04/01/53	85	82,809
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 5.00%, 07/01/54(b)	445	353,062
Louisiana Public Facilities Authority, RB, Series A, 6.50%, 06/01/62(b)	105	101,136
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 05/15/35	770	771,110

		1,435,549

Maine — 0.2%
Finance Authority of Maine, RB, AMT, 8.00%, 12/01/51(b)	380	242,817

Maryland — 1.5%
City of Baltimore Maryland, RB, 4.88%, 06/01/42	120	115,225
Maryland Economic Development Corp., RB, Class B, AMT, 5.25%, 06/30/47	380	395,298
Maryland Health & Higher Educational Facilities Authority, RB, Series A, 7.00%, 03/01/55(b)	1,480	1,530,975

		2,041,498

Massachusetts — 2.3%
Massachusetts Development Finance Agency, RB Series A, 6.50%, 11/15/23(b)(e)	1,000	1,008,678

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Development Finance Agency, RB (continued)
Series A, 5.00%, 01/01/47	$860	$861,214
Massachusetts Housing Finance Agency, Refunding RB
Series A, AMT, 4.45%, 12/01/42	330	314,592
Series A, AMT, 4.50%, 12/01/47	1,090	1,056,439

		3,240,923

Michigan — 2.2%
City of Detroit Michigan, GO 5.00%, 04/01/34	140	143,609
5.00%, 04/01/35	140	143,318
5.00%, 04/01/36	95	97,019
5.00%, 04/01/37	155	157,929
5.00%, 04/01/38	70	71,150
Michigan Finance Authority, RB, 4.00%, 02/15/50	2,000	1,872,076
Michigan Strategic Fund, RB
5.00%, 11/15/42	165	146,899
AMT, 5.00%, 12/31/43	500	505,932

		3,137,932

Minnesota — 0.9%
Duluth Economic Development Authority, Refunding RB, Series A, 5.25%, 02/15/58	655	667,191
Minnesota Housing Finance Agency, RB, S/F Housing, Series N, (FHLMC, FNMA, GNMA), 6.00%, 01/01/53	510	545,837

		1,213,028

Missouri — 1.0%
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB
Series A, 4.38%, 11/15/35	330	259,897
Series A, 4.75%, 11/15/47	365	270,111
Kansas City Industrial Development Authority, ARB, Class B, AMT, 5.00%, 03/01/54	850	869,387

		1,399,395

New Hampshire — 1.0%
New Hampshire Business Finance Authority, RB
Series A, 4.13%, 08/15/40	260	225,168
Series A, 4.25%, 08/15/46	290	240,334
Series A, 4.50%, 08/15/55	600	496,895
New Hampshire Business Finance Authority, Refunding RB(a)(b)
Series A, 3.63%, 07/01/43	130	98,895
Series B, AMT, 3.75%, 07/01/45	375	289,909

		1,351,201

New Jersey — 11.5%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	475	479,739
5.25%, 11/01/44	1,160	1,165,987
New Jersey Economic Development Authority, ARB, AMT, 5.13%, 09/15/23	385	384,713
New Jersey Economic Development Authority, RB 5.00%, 12/15/28(e)	70	78,099
5.00%, 06/15/43	125	131,398
New Jersey Economic Development Authority, Refunding RB, Series BBB, 5.50%, 12/15/26(e)	1,225	1,328,462
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	785	750,449

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2023	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Higher Education Student Assistance Authority, RB, Series C, AMT, Subordinate, 4.25%, 12/01/50	$1,340	$1,225,969
New Jersey Higher Education Student Assistance Authority, Refunding RB, Sub-Series C, AMT, 3.63%, 12/01/49	645	522,209
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/45	585	591,678
Series S, 5.25%, 06/15/43	2,535	2,698,378
New Jersey Turnpike Authority, RB, Series B, 5.00%, 01/01/46	1,300	1,428,647
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	730	778,817
Series A, 5.25%, 06/01/46	1,700	1,772,816
Sub-Series B, 5.00%, 06/01/46	2,635	2,630,146

		15,967,507

New York — 13.8%
City of New York, GO
Series A-1, 4.00%, 09/01/46	390	381,290
Series B, 5.25%, 10/01/39	245	280,254
Series B, 5.25%, 10/01/40	190	216,749
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	910	852,670
Metropolitan Transportation Authority, RB
Series B, 5.25%, 11/15/38	1,125	1,137,493
Series B, 5.25%, 11/15/39	400	404,448
Metropolitan Transportation Authority, Refunding RB, Series C-1, 4.75%, 11/15/45	985	999,082
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series B-1, 4.00%, 11/01/45	5,000	4,857,340
Series A-1, Subordinate, 4.00%, 08/01/48	555	542,094
New York Counties Tobacco Trust IV, Refunding RB
Series A, 6.25%, 06/01/41(b)	900	900,245
Series A, 5.00%, 06/01/42	1,505	1,426,052
New York Counties Tobacco Trust VI, Refunding RB, Series A-2B, 5.00%, 06/01/51	1,000	935,976
New York Liberty Development Corp., Refunding RB
Class 2, 5.38%, 11/15/40(b)	395	396,471
Series 1, 5.00%, 11/15/44(b)	1,415	1,380,983
Series A, 3.00%, 11/15/51	505	366,509
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/55	565	548,756
New York Transportation Development Corp., ARB, AMT, 5.00%, 12/01/40	555	581,944
New York Transportation Development Corp., RB, AMT, 5.00%, 10/01/35	560	586,342
New York Transportation Development Corp., Refunding ARB, AMT, 5.38%, 08/01/36	730	746,479
Westchester County Local Development Corp., Refunding RB(b)
5.00%, 07/01/41	340	286,597
5.00%, 07/01/56	380	293,533
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	1,200	1,179,917

		19,301,224

Security	Par (000)	Value

North Carolina — 0.4%
North Carolina Housing Finance Agency, RB, S/F Housing, (FHLMC, FNMA, GNMA), 6.00%, 07/01/53	$560	$602,880

Ohio — 3.8%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	2,360	2,197,630
Cleveland-Cuyahoga County Port Authority, Refunding TA(b)
Series A, 4.00%, 12/01/55	120	101,363
Series S, 4.50%, 12/01/55	95	78,004
County of Hamilton Ohio, Refunding RB, 4.00%, 08/15/50	800	731,030
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	300	275,154
Port of Greater Cincinnati Development Authority, RB, 4.25%, 12/01/50(b)	185	131,298
Southern Ohio Port Authority, RB, Series A, AMT, 7.00%, 12/01/42(b)	805	608,411
State of Ohio, RB, AMT, 5.00%, 06/30/53	1,220	1,222,779

		5,345,669

Oklahoma — 4.0%
Oklahoma Development Finance Authority, RB 7.25%, 09/01/51(b)	2,205	2,300,995
Series B, 5.00%, 08/15/38	1,450	1,425,936
Series B, 5.50%, 08/15/52	765	759,142
Tulsa Authority for Economic Opportunity, TA, 4.38%, 12/01/41(b)	155	139,994
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/45	925	890,351

		5,516,418

Oregon — 0.2%
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(c)	625	326,067

Pennsylvania — 5.0%
Bucks County Industrial Development Authority, RB, 4.00%, 07/01/46	200	150,960
Montgomery County Higher Education and Health Authority, Refunding RB, 4.00%, 09/01/51	1,240	1,126,555
Montgomery County Industrial Development Authority, RB, Series C, 5.00%, 11/15/45	95	88,894
Pennsylvania Economic Development Financing Authority, RB
AMT, 5.00%, 12/31/38	465	470,087
AMT, 5.75%, 06/30/48	335	371,442
AMT, 5.25%, 06/30/53	560	586,659
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	720	720,226
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/44	805	784,638
Pennsylvania Turnpike Commission, RB
Series A, 5.50%, 12/01/42	1,685	1,771,442
Series A, 5.00%, 12/01/44	520	527,555
Philadelphia Authority for Industrial Development, RB, 5.25%, 11/01/52	355	374,722

		6,973,180

Puerto Rico — 7.8%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(c)	9,585	633,770

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Commonwealth of Puerto Rico, GO 0.00%, 11/01/51(a)	$4,922	$2,510,125
Series A-1, Restructured, 5.75%, 07/01/31	784	854,119
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51(a)	772	117,816
Puerto Rico Highway & Transportation Authority, RB, CAB, Series B, Restructured, 0.00%, 07/01/32(c)	892	571,182
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-2, Convertible, Restructured, 4.33%, 07/01/40	72	67,994
Series A-1, Restructured, 4.75%, 07/01/53	1,529	1,444,729
Series A-1, Restructured, 5.00%, 07/01/58	2,376	2,318,201
Series A-2, Restructured, 4.78%, 07/01/58	1,038	976,679
Series A-2, Restructured, 4.33%, 07/01/40	851	804,895
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	1,914	539,589

		10,839,099

Rhode Island — 0.6%
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	395	376,218
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.00%, 06/01/40	420	420,148

		796,366

South Carolina — 3.4%
South Carolina Jobs-Economic Development Authority, RB, 7.50%, 08/15/62(b)	225	208,250
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/43	1,110	1,128,782
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	1,840	1,856,735
Series E, 5.00%, 12/01/48	420	420,974
Series E, 5.50%, 12/01/53	750	754,960
South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	430	439,009

		4,808,710

Tennessee — 1.2%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 10/01/49	290	223,918
Metropolitan Government Nashville & Davidson County Industrial Development Board, SAB, CAB, 0.00%, 06/01/43(b)(c)	450	157,578
Metropolitan Nashville Airport Authority, ARB
Series B, AMT, 5.25%, 07/01/35	230	257,355
Series B, AMT, 5.50%, 07/01/36	190	215,140
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	750	796,805

		1,650,796

Texas — 11.3%
Angelina & Neches River Authority, RB, Series A, AMT, 7.50%, 12/01/45(b)	335	220,069
Arlington Higher Education Finance Corp., RB 7.50%, 04/01/62(b)	230	225,558
7.88%, 11/01/62(b)	195	199,334
Series A, 5.75%, 08/15/62	500	453,135
Arlington Higher Education Finance Corp., Refunding RB, Series S, 5.00%, 08/15/41	180	162,316

Security	Par (000)	Value

Texas (continued)
Brazoria County Industrial Development Corp., RB, AMT, 7.00%, 03/01/39	$325	$292,912
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	125	126,806
City of Houston Texas Airport System Revenue, Refunding RB, Series C, AMT, 5.00%, 07/15/27	800	812,838
Fort Worth Independent School District, GO, (PSF), 4.00%, 02/15/48	160	155,024
Harris County-Houston Sports Authority, Refunding RB, Series A, Senior Lien, (AGM NPFGC), 0.00%, 11/15/34(c)	3,000	1,742,388
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(c)(e)	5,200	2,783,810
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(b)	430	417,345
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A, 6.75%, 10/01/52	600	538,258
Newark Higher Education Finance Corp., RB(b)
Series A, 5.50%, 08/15/35	135	137,279
Series A, 5.75%, 08/15/45	275	278,131
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	1,890	1,890,779
Port Beaumont Navigation District, RB, AMT, 2.75%, 01/01/36(b)	710	507,789
Port Beaumont Navigation District, Refunding RB(b)
Series A, AMT, 3.63%, 01/01/35	425	337,650
Series A, AMT, 4.00%, 01/01/50	815	590,376
San Antonio Education Facilities Corp., RB
Series A, 5.00%, 10/01/41	85	71,254
Series A, 5.00%, 10/01/51	115	87,154
Tarrant County Cultural Education Facilities Finance Corp., RB, 5.00%, 11/15/51	310	330,351
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/31	1,300	1,351,399
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.00%, 12/31/55	1,025	1,011,199
Texas Transportation Commission State Highway 249 System, RB, CAB, 0.00%, 08/01/43(c)	2,205	776,879
Texas Water Development Board, RB, 4.45%, 10/15/36	170	183,817

		15,683,850

Utah — 0.1%
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/52(b)	225	192,373

Vermont — 0.2%
Vermont Student Assistance Corp., RB, Series A, AMT, 3.38%, 06/15/36	355	337,683

Virginia — 2.1%
Ballston Quarter Community Development Authority, TA
Series A, 5.00%, 03/01/26	180	173,005
Series A, 5.13%, 03/01/31	490	415,746
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/55	245	236,086
Norfolk Redevelopment & Housing Authority, RB
Series A, 5.00%, 01/01/34	235	215,938
Series A, 5.00%, 01/01/49	455	370,152

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2023	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	$1,025	$964,124
Virginia Housing Development Authority, RB, M/F Housing, Series G, 4.90%, 11/01/42	500	519,175

		2,894,226

Washington — 0.2%
Port of Seattle Washington, ARB, Series C, AMT, 5.00%, 04/01/40	350	353,523

Wisconsin — 5.7%
Public Finance Authority, ARB, AMT, 4.25%, 07/01/54	750	512,457
Public Finance Authority, RB 5.00%, 06/15/41(b)	165	153,430
5.00%, 01/01/42(b)	290	261,679
7.75%, 07/01/43	1,190	1,200,455
5.00%, 06/15/55(b)	440	380,471
5.00%, 01/01/56(b)	710	593,965
Class A, 5.00%, 06/15/56(b)	230	182,378
Series A, 6.25%, 10/01/31(b)(g)(h)	290	208,800
Series A, 7.00%, 10/01/47(b)(g)(h)	290	208,800
Series A, 5.00%, 10/15/50(b)	530	449,868
Series A, 4.75%, 06/15/56(b)	730	530,333
Series A-1, 4.50%, 01/01/35(b)	595	529,578
Series A-1, 5.50%, 12/01/48(b)(g)(h)	10	2,109
Series B, 0.00%, 01/01/35(b)(c)	1,005	455,010
Series B, 0.00%, 01/01/60(b)(c)	16,025	976,932
AMT, 4.00%, 09/30/51	475	393,885
AMT, 4.00%, 03/31/56	455	369,221
Public Finance Authority, RB, CAB, Series B, 0.00%, 01/01/61(b)(c)	6,620	366,013
Public Finance Authority, Refunding RB, 5.25%, 05/15/52(b)	165	143,725

		7,919,109

Total Municipal Bonds — 136.9% (Cost: $196,905,483)		190,657,431

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

Alabama — 1.2%
Black Belt Energy Gas District, RB, Series C-1, 5.25%, 02/01/53	1,604	1,680,209

Florida — 1.5%
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45(j)	2,321	2,069,566

Georgia — 1.6%
Main Street Natural Gas, Inc., RB, Series B, 5.00%, 12/01/52	2,230	2,305,981

Iowa — 1.2%
Iowa Finance Authority, Refunding RB, Series E, 4.00%, 08/15/46	1,810	1,684,412

Nebraska — 3.5%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53	4,771	4,946,910

New York — 2.7%
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	2,181	2,126,460
Port Authority of New York & New Jersey, RB, Series 221, AMT, 4.00%, 07/15/55	1,720	1,588,503

		3,714,963

Security	Par (000)	Value

Rhode Island — 1.7%
Rhode Island Health and Educational Building Corp., RB, Series A, 4.00%, 09/15/47	$2,450	$2,308,173

West Virginia — 1.3%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(j)	1,891	1,750,359

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 14.7% (Cost: $21,378,019)		20,460,573

Total Long-Term Investments — 151.6% (Cost: $218,283,502)		211,118,004

	Shares

Short-Term Securities

Money Market Funds — 9.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 3.57%(k)(l)	12,588,591	12,588,591

Total Short-Term Securities — 9.0% (Cost: $12,586,873)		12,588,591

Total Investments — 160.6% (Cost: $230,870,375)		223,706,595
Other Assets Less Liabilities — 1.5%		2,108,032
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (7.8)%		(10,858,714)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (54.3)%		(75,668,152)

Net Assets Applicable to Common Shares — 100.0%		$139,287,761

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.

(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(g)	Issuer filed for bankruptcy and/or is in default.

(h)	Non-income producing security.

(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between June 1, 2026 to February 15, 2028, is $2,193,553. See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Fund.

(l)	Annualized 7-day yield as of period end.

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Long-Term Municipal Advantage Trust (BTA)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$505,057	$12,079,755	(a)	$—	$2,213	$1,566	$12,588,591	12,588,591	$174,299	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,100,644	$—	$2,100,644

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$866,463	$—	$866,463

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$15,720,387

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$190,257,497	$399,934	$190,657,431
Municipal Bonds Transferred to Tender Option Bond Trusts	—	20,460,573	—	20,460,573
Short-Term Securities
Money Market Funds	12,588,591	—	—	12,588,591

	$12,588,591	$210,718,070	$399,934	$223,706,595

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(10,756,654)	$—	$(10,756,654)
VRDP Shares at Liquidation Value	—	(76,000,000)	—	(76,000,000)

	$—	$(86,756,654)	$—	$(86,756,654)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments July 31, 2023	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds

Education — 0.5%
Grand Canyon University, 5.13%, 10/01/28	$2,445	$2,254,706

Total Corporate Bonds — 0.5% (Cost: $2,445,000)		2,254,706

Municipal Bonds

Alabama — 2.1%
Black Belt Energy Gas District, RB, Series F, 5.50%, 11/01/53(a)	615	648,573
County of Jefferson Alabama Sewer Revenue, Refunding RB, Series D, Sub Lien, 6.00%, 10/01/42	3,745	3,942,066
Hoover Industrial Development Board, RB, AMT, 6.38%, 11/01/50(a)	2,140	2,399,760
MidCity Improvement District, SAB 4.25%, 11/01/32	160	146,444
4.50%, 11/01/42	255	210,216
4.75%, 11/01/49	270	216,609
Sumter County Industrial Development Authority, RB, AMT, 6.00%, 07/15/52(a)	1,740	1,241,467
Tuscaloosa County Industrial Development Authority, Refunding RB, Series A, 5.25%, 05/01/44(b)	335	302,337

		9,107,472

Arizona — 4.3%
Arizona Industrial Development Authority, RB(b) 7.10%, 01/01/55	1,705	1,741,059
Series A, 5.00%, 12/15/39	250	236,236
Series B, 5.13%, 07/01/47	665	620,557
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.13%, 07/01/37	960	928,971
Series A, 5.50%, 07/01/52	1,775	1,659,112
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	505	435,512
Industrial Development Authority of the City of Phoenix Arizona, RB(b)
Series A, 6.50%, 07/01/34	570	582,610
Series A, 6.75%, 07/01/44	1,000	1,015,212
Industrial Development Authority of the City of Phoenix Arizona, Refunding RB(b)
5.00%, 07/01/35	320	317,214
5.00%, 07/01/45	255	236,240
Series A, 5.00%, 07/01/35	260	254,928
Industrial Development Authority of the County of Pima, Refunding RB(b)
4.00%, 06/15/51	1,555	1,146,722
5.00%, 07/01/56	470	408,509
La Paz County Industrial Development Authority, RB, 5.88%, 06/15/48(b)	875	824,632
Maricopa County Industrial Development Authority, RB
5.25%, 10/01/40(b)	465	472,512
5.50%, 10/01/51(b)	465	469,848
Series A, 3.00%, 09/01/51	5,155	3,740,004

Security	Par (000)	Value

Arizona (continued)
Maricopa County Industrial Development Authority, RB (continued)
AMT, 4.00%, 10/15/47(b)	$2,495	$2,145,258
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	1,650	1,703,656

		18,938,792

Arkansas — 4.8%
Arkansas Development Finance Authority, RB 12.00%, 07/01/48(b)	2,800	2,909,709
AMT, 6.88%, 07/01/48(b)	1,300	1,347,679
AMT, 5.45%, 09/01/52	2,325	2,312,601
Series A, AMT, 4.50%, 09/01/49(b)	8,815	7,997,409
Series A, AMT, 4.75%, 09/01/49(b)	6,850	6,526,864

		21,094,262

California — 5.6%
California Infrastructure & Economic Development Bank, RB, AMT, 7.75%, 01/01/50(a)(b)	655	673,124
California Municipal Finance Authority, RB(b)
Series A, 5.50%, 08/01/34	250	250,637
Series A, 6.00%, 08/01/44	665	666,175
Series A, 6.13%, 08/01/49	580	581,064
California School Finance Authority, RB, Series A, 6.40%, 07/01/48	1,570	1,572,182
California Statewide Communities Development Authority, RB, 5.25%, 12/01/38(b)	580	591,684
California Statewide Financing Authority, RB, Series B, 6.00%, 05/01/43	1,650	1,650,970
CMFA Special Finance Agency I, RB, M/F Housing, Series A, 4.00%, 04/01/56(b)	3,300	2,303,133
CMFA Special Finance Agency VIII, RB, M/F Housing, Series A-1, 3.00%, 08/01/56(b)	890	579,608
CMFA Special Finance Agency XII, RB, M/F Housing, 4.38%, 08/01/49(b)	485	381,323
CSCDA Community Improvement Authority, RB, M/F Housing(b)
2.80%, 03/01/47	440	331,330
3.13%, 07/01/56	990	678,128
3.13%, 08/01/56	120	81,783
4.00%, 12/01/56	1,260	893,737
4.00%, 07/01/58	380	272,158
Series A, 3.00%, 09/01/56	1,570	1,042,513
Series B, 4.00%, 07/01/58	435	307,449
Mezzanine Lien, 4.00%, 03/01/57	700	500,955
Mezzanine Lien, 4.00%, 06/01/57	2,060	1,478,691
Series B, Mezzanine Lien, 4.00%, 12/01/59	6,035	3,930,077
Senior Lien, 3.13%, 06/01/57	655	448,417
Series B, Sub Lien, 4.00%, 12/01/59	4,000	2,748,324
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B-2, Subordinate, 0.00%, 06/01/66(c)	1,000	107,266
Hastings Campus Housing Finance Authority, RB, CAB, Sub-Series A, 6.75%, 07/01/35(b)(d)	1,705	595,062
San Francisco City & County Redevelopment Agency
Successor Agency, TA, CAB(b)(c)
Series D, 0.00%, 08/01/26	1,250	1,089,870
Series D, 0.00%, 08/01/43	1,500	560,432

		24,316,092

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado — 3.7%
9th Avenue Metropolitan District No. 2, GO, 5.00%, 12/01/48	$910	$812,322
Arista Metropolitan District, Refunding GO, Series A, 5.00%, 12/01/38	1,240	1,191,861
Banning Lewis Ranch Metropolitan District No. 8, GO, 4.88%, 12/01/51(b)	665	505,035
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(b)	575	522,317
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 4.13%, 11/15/47	1,870	1,769,837
Series A, AMT, 4.13%, 11/15/53	1,025	946,024
Colorado Health Facilities Authority, RB 5.50%, 11/01/47	265	283,641
5.25%, 11/01/52	555	589,124
Series A, 5.00%, 05/15/35	355	317,893
Series A, 5.00%, 05/15/44	385	305,925
Series A, 5.00%, 05/15/49	750	570,898
Fitzsimons Village Metropolitan District No. 3, Refunding GO, Series A-1, 4.25%, 12/01/55	1,735	1,214,443
Green Valley Ranch East Metropolitan District No. 6, GO, Series A, 5.88%, 12/01/50	935	883,711
Inspiration Metropolitan District, GO, Series B, Subordinate, 5.00%, 12/15/36	769	695,199
Karl’s Farm Metropolitan District No. 2, GO, Series A, 5.63%, 12/01/50(b)	545	485,223
Lanterns Metropolitan District No. 2, GO, Series A, 4.50%, 12/01/50	520	377,541
Loretto Heights Community Authority, RB, 4.88%, 12/01/51	790	613,712
North Holly Metropolitan District, GO, Series A, 5.50%, 12/01/48	500	477,539
Palisade Metropolitan District No. 2, GO, Subordinate, 7.25%, 12/15/49	1,211	1,112,152
Prairie Farm Metropolitan District, GO, Series A, 5.25%, 12/01/48	760	712,699
Pueblo Urban Renewal Authority, TA, 4.75%, 12/01/45(b)	1,065	716,702
Southlands Metropolitan District No. 1, Refunding GO, Series A-1, 5.00%, 12/01/47	410	372,435
Waters’ Edge Metropolitan District No. 2, GO, 5.00%, 12/01/51	790	657,455

		16,133,688

Connecticut(b) — 1.0%
Connecticut State Health & Educational Facilities Authority, RB, Series A, 5.00%, 01/01/45	325	279,595
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45	1,375	1,377,068
Mohegan Tribe of Indians of Connecticut, RB, Series A, AMT, 6.75%, 02/01/45	950	946,379
Mohegan Tribe of Indians of Connecticut, Refunding RB, Series C, 6.25%, 02/01/30	1,835	1,883,113

		4,486,155

Security	Par (000)	Value

Delaware — 0.9%
Affordable Housing Opportunities Trust, RB, Series AH-01, Class B, 6.88%, 05/01/39(b)(e)	$1,215	$1,084,754
Delaware State Health Facilities Authority, Refunding RB, 4.00%, 10/01/49	2,870	2,717,910

		3,802,664

District of Columbia — 0.8%
District of Columbia Tobacco Settlement Financing Corp., RB, Series A, 0.00%, 06/15/46(c)	15,400	3,515,004

Florida — 13.8%
Avenir Community Development District, SAB, 5.63%, 05/01/54	655	653,124
Babcock Ranch Community Independent Special District, SAB
Series 2022, 5.00%, 05/01/42	510	499,663
Series 2022, 5.00%, 05/01/53	385	357,866
Boggy Creek Improvement District, Refunding SAB, Series 2013, 5.13%, 05/01/43	1,240	1,236,300
Brevard County Health Facilities Authority, Refunding RB(b)
4.00%, 11/15/23	125	124,523
4.00%, 11/15/24	440	433,417
4.00%, 11/15/25	460	449,234
4.00%, 11/15/27	495	478,195
4.00%, 11/15/29	435	412,205
4.00%, 11/15/32	450	419,293
4.00%, 11/15/35	675	600,915
Buckhead Trails Community Development District, SAB, Series 2022, 5.75%, 05/01/52	400	404,522
Capital Region Community Development District, Refunding SAB, Series A-1, 5.13%, 05/01/39	1,490	1,490,453
Capital Trust Agency, Inc., RB(b) 5.00%, 01/01/55	2,640	2,037,663
Series A, 5.75%, 06/01/54	940	794,406
Capital Trust Agency, Inc., RB, CAB, 0.00%, 07/01/61(b)(c)	34,550	2,332,920
Charlotte County Industrial Development Authority, RB(b)
AMT, 5.00%, 10/01/49	1,415	1,401,344
AMT, 4.00%, 10/01/51	850	700,686
Collier County Industrial Development Authority, Refunding RB, Series A, 8.13%, 05/15/44(b)(f)(g)	630	69,300
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/49	5,000	5,146,400
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c)
Series A-2, 0.00%, 10/01/49	730	180,041
Series A-2, 0.00%, 10/01/51	875	191,568
Series A-2, 0.00%, 10/01/52	1,200	249,787
Series A-2, 0.00%, 10/01/54	2,875	524,871
Florida Development Finance Corp., RB(b) 5.00%, 06/15/56	1,150	918,053
6.50%, 06/30/57	500	487,812
Series A, 5.75%, 06/15/29	690	691,961
Series A, 6.00%, 06/15/34	835	839,080
Series A, 6.13%, 06/15/44	3,180	3,182,410
Series A, 5.13%, 06/15/55	3,645	3,001,530
Series B, 4.50%, 12/15/56	3,985	2,877,154
Series C, 5.75%, 12/15/56	1,325	1,067,408

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2023	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Florida Development Finance Corp., RB(b) (continued)
AMT, 5.00%, 05/01/29	$2,155	$2,038,173
Lakewood Ranch Stewardship District, SAB 4.25%, 05/01/26	90	89,287
4.95%, 05/01/29(b)	345	349,926
5.50%, 05/01/39(b)	315	320,934
3.00%, 05/01/41	275	204,184
5.13%, 05/01/46	675	641,363
5.65%, 05/01/48(b)	520	525,184
Series 1B, 4.75%, 05/01/29	565	566,473
Series 1B, 5.30%, 05/01/39	645	646,525
Series 1B, 5.45%, 05/01/48	1,150	1,130,264
Laurel Road Community Development District, SAB
Series A-1, 2.60%, 05/01/26	80	77,517
Series A-1, 3.00%, 05/01/31	100	91,426
Series A-1, 3.25%, 05/01/41	190	147,354
Series A-1, 4.00%, 05/01/52	300	234,533
Series A-2, 3.13%, 05/01/31	415	367,031
Miami-Dade County Industrial Development Authority, RB, 5.00%, 01/15/48	915	873,856
Midtown Miami Community Development District, Refunding SAB
Series A, 5.00%, 05/01/37	845	836,865
Series B, 5.00%, 05/01/37	495	490,235
North Powerline Road Community Development District, SAB, 5.63%, 05/01/52(b)	1,120	1,064,516
North River Ranch Community Development District, SAB
Series A-1, 4.00%, 05/01/40	310	266,688
Series A-1, 4.25%, 05/01/51	530	428,875
Series A-2, 4.20%, 05/01/35	290	257,651
Poitras East Community Development District, SAB, 5.00%, 05/01/43	690	665,254
Rolling Hills Community Development District, Refunding SAB, Series A-2, 3.65%, 05/01/32	1,000	879,389
Sawyers Landing Community Development District, SAB, 4.25%, 05/01/53	1,145	890,639
Seminole County Industrial Development Authority, Refunding RB, 5.75%, 11/15/54	985	770,982
South Broward Hospital District, RB (BAM-TCRS), 3.00%, 05/01/51	720	530,572
Series A, 3.00%, 05/01/51	6,355	4,615,738
Tolomato Community Development District, Refunding SAB, Series 2015-2, 6.61%, 11/01/24(d)	805	743,351
Tolomato Community Development District, SAB, Series 2015-3, 6.61%, 05/01/40(f)(g)	875	140
Trout Creek Community Development District, SAB 5.38%, 05/01/38	430	428,538
5.50%, 05/01/49	1,105	1,069,369
Village Community Development District No. 14, SAB 5.38%, 05/01/42	1,120	1,163,446
5.50%, 05/01/53	830	854,407
West Villages Improvement District, SAB 4.75%, 05/01/39	455	429,840

Security	Par (000)	Value

Florida (continued)
West Villages Improvement District, SAB (continued) 5.00%, 05/01/50	$940	$863,250
Windward at Lakewood Ranch Community Development District, SAB
4.00%, 05/01/42	240	204,479
4.25%, 05/01/52	280	228,924

		60,241,282

Georgia — 1.1%
Atlanta Urban Redevelopment Agency, RB, 3.88%, 07/01/51(b)	765	630,123
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	290	259,794
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	855	783,822
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	560	583,473
Series A, 5.00%, 05/15/36	560	577,437
Series A, 5.00%, 05/15/37	615	627,799
Series A, 5.00%, 05/15/38	340	344,335
Municipal Electric Authority of Georgia, RB, Series A, 5.00%, 07/01/52	915	936,609

		4,743,392

Idaho — 0.1%
Idaho Housing & Finance Association, RB, Series A, 6.95%, 06/15/55(b)	580	604,429

Illinois — 7.4%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/42	1,650	1,637,415
Series C, 5.25%, 12/01/35	1,655	1,671,178
Series D, 5.00%, 12/01/46	2,155	2,112,823
Chicago Board of Education, Refunding GO
Series B, 4.00%, 12/01/35	745	713,855
Series B, 4.00%, 12/01/41	1,665	1,488,765
Series C, 5.00%, 12/01/25	725	730,176
Series D, 5.00%, 12/01/31	1,000	1,026,921
City of Chicago Illinois, Refunding GO
Series A, 6.00%, 01/01/38	1,260	1,344,324
Series B, 4.00%, 01/01/37	1,709	1,664,103
Illinois Finance Authority, RB(b)
Class A, 5.00%, 07/01/51	2,000	1,507,722
Class A, 5.00%, 07/01/56	2,000	1,469,970
Illinois Finance Authority, Refunding RB 6.60%, 07/01/24	230	226,763
6.00%, 02/01/34	365	367,048
6.13%, 02/01/45	860	863,757
Series C, 4.00%, 02/15/41	1,430	1,422,713
Illinois State Toll Highway Authority, RB, Series A, 4.00%, 01/01/46	1,795	1,751,881
Metropolitan Pier & Exposition Authority, RB
Series A, 5.50%, 06/15/53	2,370	2,421,088
Series A, 5.00%, 06/15/57	1,020	1,035,506
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	2,920	2,696,328
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, 0.00%, 12/15/54(c)	14,000	3,107,720

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO 5.50%, 05/01/30	$530	$592,109
5.50%, 05/01/39	1,055	1,142,617
Village of Lincolnshire Illinois, ST, 6.25%, 03/01/34	1,277	1,256,014

		32,250,796

Indiana — 1.3%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	825	832,254
AMT, 7.00%, 01/01/44	2,000	2,017,148
City of Vincennes Indiana, Refunding RB, 6.25%, 01/01/29(b)(f)(g)	1,715	1,418,477
Indiana Finance Authority, RB, Series A, AMT, 6.75%, 05/01/39	1,060	1,200,084

		5,467,963

Kansas(b) — 0.2%
City of Shawnee Kansas, RB 5.00%, 08/01/41	230	216,359
5.00%, 08/01/56	850	741,486

		957,845

Kentucky(b) — 0.5%
City of Henderson Kentucky, RB AMT, 4.45%, 01/01/42	2,000	1,925,784
Series A, AMT, 4.70%, 01/01/52	230	219,979

		2,145,763

Louisiana — 1.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 5.00%, 07/01/54(b)	930	737,859
Louisiana Public Facilities Authority, RB, Series A, 6.50%, 06/01/62(b)	280	269,696
Parish of St. James Louisiana, RB, 2nd Series, 6.35%, 07/01/40(b)	1,580	1,683,725
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 05/15/35	4,540	4,546,542

		7,237,822

Maine — 0.2%
Finance Authority of Maine, RB, AMT, 8.00%, 12/01/51(b)	1,185	757,207

Maryland — 1.2%
City of Baltimore Maryland, RB, 4.88%, 06/01/42	325	312,067
Maryland Economic Development Corp., RB 5.00%, 07/01/56	360	358,069
Class B, AMT, 5.25%, 06/30/55	1,555	1,603,905
Maryland Health & Higher Educational Facilities Authority, RB, Series A, 7.00%, 03/01/55(b)	3,010	3,113,673

		5,387,714

Michigan — 1.2%
Advanced Technology Academy, Refunding RB, 5.00%, 11/01/44	415	379,850
City of Detroit Michigan, GO 5.00%, 04/01/34	285	292,347
5.00%, 04/01/35	285	291,754
5.00%, 04/01/36	200	204,250
5.00%, 04/01/37	320	326,048
5.00%, 04/01/38	145	147,383

Security	Par (000)	Value

Michigan (continued)
Michigan Finance Authority, Refunding RB, Series A, 4.00%, 12/01/49	$2,405	$2,254,659
Michigan Strategic Fund, RB 5.00%, 11/15/42	345	307,152
AMT, 5.00%, 12/31/43	1,200	1,214,235

		5,417,678

Minnesota — 0.3%
City of Minneapolis Minnesota, RB, Series A, 5.75%, 07/01/55	1,480	1,436,226

Missouri — 0.3%
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB
Series A, 4.38%, 11/15/35	685	539,483
Series A, 4.75%, 11/15/47	760	562,423

		1,101,906

Nevada — 0.3%
Tahoe-Douglas Visitors Authority, RB 5.00%, 07/01/40	670	674,763
5.00%, 07/01/45	460	450,627

		1,125,390

New Hampshire — 0.8%
New Hampshire Business Finance Authority, RB
Series A, 4.13%, 08/15/40	530	458,998
Series A, 4.25%, 08/15/46	595	493,099
Series A, 4.50%, 08/15/55	1,235	1,022,775
New Hampshire Business Finance Authority, Refunding RB(b)
Series B, 4.63%, 11/01/42	1,015	880,893
Series C, AMT, 4.88%, 11/01/42	485	434,719

		3,290,484

New Jersey — 7.2%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	1,065	1,075,626
5.25%, 11/01/44	770	773,974
New Jersey Economic Development Authority, RB 6.00%, 10/01/43	1,530	1,534,099
Class A, 5.25%, 11/01/47	2,650	2,916,431
Series A, 5.00%, 07/01/32	165	163,021
Series A, 5.00%, 07/01/37	260	252,734
Series A, 5.25%, 11/01/54(b)	1,675	1,424,448
Series B, 5.00%, 06/15/43	2,245	2,361,780
AMT, 5.38%, 01/01/43	2,155	2,160,114
Series B, AMT, 6.50%, 04/01/31	1,660	1,714,921
New Jersey Economic Development Authority, Refunding RB, Series A, 6.00%, 08/01/49(b)	500	500,321
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	2,655	2,565,885
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.25%, 06/15/41	1,140	1,172,436
Series S, 5.25%, 06/15/43	2,345	2,496,133

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2023	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(c)	$8,950	$5,362,804
Tobacco Settlement Financing Corp., Refunding RB, Sub-Series B, 5.00%, 06/01/46	5,120	5,110,569

		31,585,296

New Mexico — 0.2%
Winrock Town Center Tax Increment Development District No. 1, Refunding TA, Senior Lien, 4.25%, 05/01/40(b)	1,000	840,064

New York — 13.8%
Albany Capital Resource Corp., Refunding RB, 4.00%, 07/01/51	1,500	832,911
Build NYC Resource Corp., RB, Series A, 5.00%, 07/01/32	745	698,013
City of New York, GO, Series A-1, 4.00%, 09/01/46	1,195	1,168,311
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	2,890	2,707,930
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	185	145,315
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	1,740	1,764,877
Series C-1, 5.00%, 11/15/50	565	581,657
Series C-1, 5.25%, 11/15/55	840	877,524
New York City Housing Development Corp., RB, M/F Housing
Series C-1A, 4.15%, 11/01/39	1,895	1,817,004
Series C-1A, 4.20%, 11/01/44	3,475	3,463,307
Series C-1A, 4.30%, 11/01/47	2,845	2,712,335
New York Counties Tobacco Trust IV, Refunding RB
Series A, 6.25%, 06/01/41(b)	4,900	4,901,333
Series A, 5.00%, 06/01/42	3,155	2,989,498
New York Counties Tobacco Trust VI, Refunding RB
Series A-2B, 5.00%, 06/01/45	2,655	2,513,544
Series A-2B, 5.00%, 06/01/51	1,900	1,778,354
New York Liberty Development Corp., Refunding RB
Class 2, 5.38%, 11/15/40(b)	1,080	1,084,021
Series 1, 5.00%, 11/15/44(b)	6,205	6,055,832
Series A, 3.00%, 11/15/51	2,250	1,632,962
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/55	1,435	1,393,744
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/48	1,505	1,476,238
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/49	2,020	1,959,675
New York State Urban Development Corp., Refunding RB
3.00%, 03/15/48	9,655	7,536,181
4.00%, 03/15/49	2,330	2,262,796
New York Transportation Development Corp., RB, AMT, 5.00%, 10/01/35	1,175	1,230,271
New York Transportation Development Corp., Refunding ARB, AMT, 5.38%, 08/01/36	1,490	1,523,635
State of New York Mortgage Agency, RB, S/F Housing, Series 239, (SONYMA), 2.70%, 10/01/47	3,370	2,426,825

Security	Par (000)	Value

New York (continued)
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	$1,177	$1,182,694
Westchester County Local Development Corp., Refunding RB(b)
5.00%, 07/01/41	730	615,340
5.00%, 07/01/56	810	625,689

		59,957,816

Ohio — 3.0%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	5,995	5,582,538
Cleveland-Cuyahoga County Port Authority, Refunding TA(b)
Series A, 4.00%, 12/01/55	250	211,173
Series S, 4.50%, 12/01/55	210	172,429
County of Hamilton Ohio, Refunding RB, Series C, 5.00%, 01/01/46	875	799,064
County of Hardin Ohio, Refunding RB 5.00%, 05/01/30	240	226,216
5.25%, 05/01/40	240	215,098
5.50%, 05/01/50	1,130	966,418
Hickory Chase Community Authority, Refunding RB, 5.00%, 12/01/40(b)	375	340,106
Jefferson County Port Authority, RB, AMT, 3.50%, 12/01/51(b)	1,125	786,791
Ohio Air Quality Development Authority, RB(b)
AMT, 4.50%, 01/15/48	1,300	1,215,213
AMT, 5.00%, 07/01/49	740	678,714
Port of Greater Cincinnati Development Authority, RB, 4.25%, 12/01/50(b)	385	273,242
Southern Ohio Port Authority, RB, Series A, AMT, 7.00%, 12/01/42(b)	2,315	1,749,654

		13,216,656

Oklahoma — 2.4%
Oklahoma Development Finance Authority, RB 7.25%, 09/01/51(b)	4,615	4,815,914
Series B, 5.00%, 08/15/38	2,990	2,940,378
Series B, 5.50%, 08/15/52	1,570	1,557,977
Tulsa Authority for Economic Opportunity, TA, 4.38%, 12/01/41(b)	325	293,537
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/37	750	751,743

		10,359,549

Oregon — 0.6%
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Series A, 5.50%, 10/01/24(h)	1,765	1,809,399
Oregon State Facilities Authority, RB(b)
Series A, 5.00%, 06/15/29	115	113,342
Series A, 5.00%, 06/15/39	565	525,465

		2,448,206

Pennsylvania — 3.2%
Allegheny County Airport Authority, ARB, Series A, AMT, (AGM-CR), 4.00%, 01/01/56	5,240	4,864,664
Bucks County Industrial Development Authority, RB, 4.00%, 07/01/46	200	150,960

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Pennsylvania (continued)
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	$1,430		$1,430,368
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	2,710		2,710,851
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Refunding RB, Series B, 4.00%, 12/01/53	5,000		4,823,935

			13,980,778

Puerto Rico — 14.8%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(c)	44,330		2,931,144
Commonwealth of Puerto Rico, GO 0.00%, 11/01/43(a)	4,994		2,559,593
0.00%, 11/01/51(a)	23,415		11,114,527
Series A-1, Restructured, 5.38%, 07/01/25	—	(i)	2
Series A-1, Restructured, 5.63%, 07/01/27	—	(i)	2
Series A-1, Restructured, 5.63%, 07/01/29	3,644		3,889,607
Series A-1, Restructured, 5.75%, 07/01/31	2,813		3,064,285
Series A-1, Restructured, 4.00%, 07/01/33	625		593,972
Series A-1, Restructured, 4.00%, 07/01/35	4,100		3,782,333
Series A-1, Restructured, 4.00%, 07/01/37	1,452		1,307,159
Series A-1, Restructured, 4.00%, 07/01/41	656		564,048
Series A-1, Restructured, 4.00%, 07/01/46	682		565,216
Commonwealth of Puerto Rico, GO, CAB(c)
Series A, Restructured, 0.00%, 07/01/24	—	(i)	1
Series A, Restructured, 0.00%, 07/01/33	1,765		1,074,481
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51(a)	2,403		413,740
Puerto Rico Electric Power Authority, RB(f)(g) 3rd Series, 5.40%, 01/01/23	90		33,197
Series A, 5.00%, 07/01/29	660		244,200
Series A, 7.00%, 07/01/33	3,295		1,219,150
Series A, 5.00%, 07/01/42	910		336,700
Series A, 7.00%, 07/01/43	375		138,750
Series A-1, 10.00%, 07/01/19	75		27,785
Series A-2, 10.00%, 07/01/19	379		140,177
Series A-3, 10.00%, 07/01/19	323		119,514
Series B-3, 10.00%, 07/01/19	323		119,514
Series C-1, 5.40%, 01/01/18	887		328,358
Series C-2, 5.40%, 07/01/18	888		328,411
Series C-4, 5.40%, 07/01/20	90		33,197
Series CCC, 5.25%, 07/01/26	260		96,200
Series CCC, 5.25%, 07/01/28	145		53,650
Series D-1, 7.50%, 01/01/20	761		281,486
Series D-4, 7.50%, 07/01/20	404		149,436
Series TT, 5.00%, 07/01/18	295		109,150
Series TT, 5.00%, 07/01/25	100		37,000
Series TT, 5.00%, 07/01/26	225		83,250
Series WW, 5.50%, 07/01/17	200		74,000
Series WW, 5.50%, 07/01/18	1,175		434,750
Series WW, 5.50%, 07/01/19	145		53,650
Series WW, 5.50%, 07/01/20	1,595		590,150
Series WW, 5.38%, 07/01/22	1,310		484,700
Series WW, 5.25%, 07/01/33	120		44,400
Series WW, 5.50%, 07/01/38	205		75,850
Series XX, 5.25%, 07/01/27	110		40,700
Series XX, 5.25%, 07/01/35	645		238,650
Series XX, 5.75%, 07/01/36	860		318,200
Series XX, 5.25%, 07/01/40	1,020		377,400

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority, RB(f)(g) (continued)
Series A, AMT, 6.75%, 07/01/36	$1,335	$493,950
Puerto Rico Electric Power Authority, Refunding RB(f)(g)
Series AAA, 5.25%, 07/01/22	2,545	941,650
Series AAA, 5.25%, 07/01/29	95	35,150
Series UU, 0.00%, 07/01/17(a)	60	22,200
Series UU, 0.00%, 07/01/18(a)	55	20,350
Series UU, 1.32%, 07/01/20(a)	495	183,150
Series UU, 4.41%, 07/01/31(a)	580	214,600
Series ZZ, 5.00%, 07/01/17	145	53,650
Series ZZ, 5.25%, 07/01/19	455	168,350
Series ZZ, 5.25%, 07/01/24	345	127,650
Puerto Rico Electric Power Authority, Refunding RB, BAB, Series YY, 6.13%, 07/01/40(f)(g)	1,085	401,450
Puerto Rico Highway & Transportation Authority, RB, CAB, Series B, Restructured, 0.00%, 07/01/32(c)	2,520	1,613,226
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,453	2,317,803
Series A-1, Restructured, 5.00%, 07/01/58	5,234	5,106,678
Series A-2, Restructured, 4.54%, 07/01/53	21	19,158
Series A-2, Restructured, 4.78%, 07/01/58	2,080	1,957,122
Series A-2, Restructured, 4.33%, 07/01/40	6,129	5,796,949
Series B-1, Restructured, 4.55%, 07/01/40	2,402	2,328,251
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(c)
Series A-1, Restructured, 0.00%, 07/01/29	200	156,661
Series A-1, Restructured, 0.00%, 07/01/33	1,023	669,375
Series A-1, Restructured, 0.00%, 07/01/46	12,021	3,388,924
Series B-1, Restructured, 0.00%, 07/01/46	883	240,370

		64,728,352

Rhode Island — 0.4%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 07/15/35(f)(g)	4,190	628,500
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.00%, 06/01/40	980	980,346

		1,608,846

South Carolina — 0.1%
South Carolina Jobs-Economic Development Authority, RB, 7.50%, 08/15/62(b)	605	559,962

Tennessee — 1.6%
Memphis-Shelby County Airport Authority, ARB, Series A, AMT, 5.00%, 07/01/45	3,000	3,116,718
Metropolitan Government Nashville & Davidson County Industrial Development Board, SAB, CAB, 0.00%, 06/01/43(b)(c)	3,270	1,145,069
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	2,520	2,677,266

		6,939,053

Texas — 8.3%
Angelina & Neches River Authority, RB, Series A, AMT, 7.50%, 12/01/45(b)	715	469,699
Arlington Higher Education Finance Corp., RB 5.00%, 06/15/51	715	614,555
7.88%, 11/01/62(b)	565	577,557

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) July 31, 2023	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Arlington Higher Education Finance Corp., Refunding RB, Series S, 5.00%, 08/15/41	$370	$333,649
Brazoria County Industrial Development Corp., RB, AMT, 7.00%, 03/01/39	675	608,356
Central Texas Regional Mobility Authority, Refunding RB(c)
0.00%, 01/01/28	1,000	858,356
0.00%, 01/01/29	2,000	1,655,472
0.00%, 01/01/30	1,170	934,308
0.00%, 01/01/33	3,690	2,622,173
0.00%, 01/01/34	4,000	2,714,872
City of Houston Texas Airport System Revenue, ARB, Series A, AMT, 6.63%, 07/15/38	2,890	2,890,142
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	250	253,611
City of Houston Texas Airport System Revenue, Refunding RB AMT, 5.00%, 07/01/29	730	731,472
Series C, AMT, 5.00%, 07/15/27	1,615	1,640,916
City of San Marcos Texas, SAB(b) 4.00%, 09/01/32	100	93,306
4.50%, 09/01/51	480	410,497
City of Sinton Texas, SAB (b) 5.13%, 09/01/42	858	814,484
5.25%, 09/01/51	1,195	1,108,363
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(b)	785	761,897
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A, 6.75%, 10/01/52	1,650	1,480,208
New Hope Higher Education Finance Corp., RB, Series A, 5.75%, 06/15/51(b)	1,650	1,471,224
Newark Higher Education Finance Corp., RB(b)
Series A, 5.50%, 08/15/35	290	294,896
Series A, 5.75%, 08/15/45	580	586,604
Port Beaumont Navigation District, RB(b)
AMT, 2.75%, 01/01/36	920	657,980
AMT, 3.00%, 01/01/50	2,910	1,695,526
Port Beaumont Navigation District, Refunding RB(b)
Series A, AMT, 3.63%, 01/01/35	1,215	965,281
Series A, AMT, 4.00%, 01/01/50	4,795	3,473,441
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 10/01/49	865	836,457
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/31	860	894,003
Texas Transportation Commission State Highway 249 System, RB, CAB(c)
0.00%, 08/01/46	1,420	426,467
0.00%, 08/01/47	2,120	608,044
0.00%, 08/01/48	2,235	610,689
0.00%, 08/01/49	2,100	546,712
0.00%, 08/01/50	3,015	749,451
0.00%, 08/01/51	1,770	418,862
0.00%, 08/01/52	1,770	398,395
0.00%, 08/01/53	160	34,345

		36,242,270

Security	Par (000)	Value

Utah — 0.3%
County of Utah, RB, Series A, 3.00%, 05/15/50	$1,000	$766,026
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/52(b)	470	401,846

		1,167,872

Vermont — 0.8%
East Central Vermont Telecommunications District, RB, Series A, 4.50%, 12/01/44(b)	4,000	3,322,904

Virginia — 2.2%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/55	2,435	2,346,410
Lower Magnolia Green Community Development Authority, SAB(b) 5.00%, 03/01/35	470	470,366
5.00%, 03/01/45	480	459,082
Norfolk Redevelopment & Housing Authority, RB
Series A, 4.00%, 01/01/29	300	272,863
Series A, 5.00%, 01/01/34	485	445,659
Series A, 5.00%, 01/01/49	955	776,912
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	2,370	2,229,243
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 12/31/56	2,000	2,014,566
Virginia Small Business Financing Authority, Refunding RB, AMT, Senior Lien, 4.00%, 01/01/48	840	751,560

		9,766,661

Washington(b) — 0.3%
Washington State Housing Finance Commission, RB, Series A, 5.00%, 07/01/50	450	413,580
Washington State Housing Finance Commission, Refunding RB
5.75%, 01/01/35	315	293,809
6.00%, 01/01/45	850	753,620

		1,461,009

Wisconsin — 6.8%
Public Finance Authority, ARB, AMT, 4.25%, 07/01/54	1,595	1,089,825
Public Finance Authority, RB 5.00%, 06/15/39	175	175,005
5.00%, 06/15/41(b)	345	320,809
5.00%, 01/01/42(b)	605	545,916
7.75%, 07/01/43(b)	3,270	3,298,730
5.00%, 06/15/49	530	507,905
5.63%, 06/15/49(b)	2,480	2,129,804
5.00%, 06/15/53	355	339,830
5.00%, 06/15/55(b)	895	773,913
5.00%, 01/01/56(b)	1,470	1,229,758
Class A, 5.00%, 06/15/56(b)	495	392,509
Series A, 6.25%, 10/01/31(b)(f)(g)	605	435,600
Series A, 6.85%, 11/01/46(b)(f)(g)	900	585,000
Series A, 7.00%, 11/01/46(b)(f)(g)	570	370,500
Series A, 7.00%, 10/01/47(b)(f)(g)	605	435,600
Series A, 5.63%, 06/15/49(b)	2,890	2,645,685
Series A, 5.25%, 12/01/51(b)	1,470	1,108,314
Series A, 5.00%, 06/15/55(b)	4,030	3,105,848
Series A, 4.75%, 06/15/56(b)	2,990	2,172,187
Series A-1, 4.50%, 01/01/35(b)	1,210	1,076,957
Series A-1, 5.50%, 12/01/48(b)(f)(g)	20	4,385

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, RB (continued)
Series B, 0.00%, 01/01/35(b)(c)	$1,615	$731,185
Series B, 0.00%, 01/01/60(b)(c)	35,940	2,191,010
AMT, 4.00%, 09/30/51	1,025	849,962
AMT, 4.00%, 03/31/56	980	795,245
Public Finance Authority, Refunding RB, 5.25%, 05/15/52(b)	355	309,227
Wisconsin Health & Educational Facilities Authority, Refunding RB
4.00%, 12/01/46	1,145	1,081,850
4.00%, 01/01/47	1,300	926,792
4.00%, 01/01/57	350	229,206

		29,858,557

Total Municipal Bonds — 119.6% (Cost: $563,370,265)		521,603,877

Municipal Bonds Transferred to Tender Option Bond Trusts(j)

Georgia — 1.6%
Main Street Natural Gas, Inc., RB, Series B, 5.00%, 12/01/52(a)	6,508	6,730,117

Nebraska — 0.7%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53(a)	3,089	3,202,182

New York — 1.9%
New York City Housing Development Corp., RB, M/F Housing, Series D-1B, 4.25%, 11/01/45	9,000	8,443,179

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 4.2%
(Cost: $19,087,239)		18,375,478

Total Long-Term Investments — 124.3% (Cost: $584,902,504)		542,234,061

Security	Shares	Value

Short-Term Securities

Money Market Funds — 16.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 3.57%(k)(l)	73,862,164	$73,862,164

Total Short-Term Securities — 16.9% (Cost: $73,855,485)		73,862,164

Total Investments — 141.2% (Cost: $658,757,989)		616,096,225

Other Assets Less Liabilities — 1.4%		6,019,048

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (2.5)%		(10,981,766)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (40.1)%		(174,934,520)

Net Assets Applicable to Common Shares — 100.0%		$436,198,987

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(i)	Rounds to less than 1,000.
(j)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$15,028,412	$58,828,823	(a)	$—	$3,221	$1,708	$73,862,164	73,862,164	$927,137	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2023	BlackRock MuniAssets Fund, Inc. (MUA)

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$5,124,839	$—	$5,124,839

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,296,586	$—	$1,296,586

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$46,238,309

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$2,254,706	$—	$2,254,706
Municipal Bonds	—	520,519,123	1,084,754	521,603,877
Municipal Bonds Transferred to Tender Option Bond Trusts	—	18,375,478	—	18,375,478
Short-Term Securities
Money Market Funds	73,862,164	—	—	73,862,164

	$73,862,164	$541,149,307	$1,084,754	$616,096,225

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(10,896,731)	$—	$(10,896,731)
VRDP Shares at Liquidation Value	—	(175,000,000)	—	(175,000,000)

	$—	$(185,896,731)	$—	$(185,896,731)

See notes to financial statements.

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama(a) — 3.2%
Black Belt Energy Gas District, RB 4.00%, 10/01/52	$2,425	$2,394,004
Series A, 5.25%, 01/01/54	3,250	3,429,198
Black Belt Energy Gas District, Refunding RB, Series D-1, 5.50%, 06/01/49	3,365	3,542,356
Energy Southeast A Cooperative District, RB, Series A-1, 5.50%, 11/01/53	6,370	6,846,024
Southeast Energy Authority A Cooperative District, RB
Series A, 4.00%, 11/01/51	8,540	8,412,045
Series A, 5.25%, 01/01/54	2,905	3,082,835
Series A-1, 5.50%, 01/01/53	3,315	3,558,082

		31,264,544

Arizona — 3.8%
Arizona Industrial Development Authority, RB 4.38%, 07/01/39(b)	1,015	883,223
Series A, 3.55%, 07/15/29	1,010	938,653
Series A, 5.00%, 07/01/49(b)	965	853,721
Series A, 4.00%, 02/01/50	10,000	9,383,910
Series A, 5.00%, 07/01/54(b)	745	644,464
Series B, 4.25%, 07/01/27(b)	265	258,364
City of Phoenix Civic Improvement Corp., ARB, Series B, AMT, Junior Lien, 5.00%, 07/01/36	4,000	4,272,064
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.75%, 07/01/24(b)	165	165,241
Industrial Development Authority of the County of Pima, RB, 5.00%, 07/01/29(b)	300	297,859
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/49(b)	950	839,300
Maricopa County Industrial Development Authority, RB
6.38%, 07/01/58(b)	1,050	1,055,669
Series 2019F, 4.00%, 01/01/45	3,130	3,028,469
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/54(b)	820	731,923
Series A, 5.00%, 09/01/32	1,000	1,071,171
Series A, 5.00%, 09/01/33	800	854,588
Series A, 5.00%, 09/01/34	1,000	1,063,687
Series A, 5.00%, 01/01/38	3,000	3,119,772
Phoenix-Mesa Gateway Airport Authority, ARB
AMT, 5.00%, 07/01/27	700	700,374
AMT, 5.00%, 07/01/32	1,925	1,926,105
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 4.00%, 01/01/45	4,970	4,975,308

		37,063,865

Arkansas — 0.9%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(b)	2,245	2,036,776
City of Springdale Arkansas Sales & Use Tax Revenue, RB, Series B, (BAM), 4.13%, 08/01/47	4,345	4,236,062
University of Arkansas, Refunding RB, 5.00%, 03/01/31	2,315	2,385,538

		8,658,376

California — 13.5%
California Community Housing Agency, RB, M/F Housing, 3.00%, 08/01/56(b)	215	141,213

Security	Par (000)	Value

California (continued)
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	$1,450	$1,420,260
California Municipal Finance Authority, RB
Series A, 4.00%, 10/01/29(b)	420	395,179
Series A, 3.00%, 02/01/46	485	352,233
California School Finance Authority, RB, 5.00%, 08/01/42(b)	875	879,254
California State Public Works Board, RB
Series I, 5.50%, 11/01/30	4,500	4,526,487
Series I, 5.50%, 11/01/33	2,000	2,011,766
City of Campbell California, GO, Election 2018, 4.00%, 09/01/50	3,025	3,028,521
City of Los Angeles Department of Airports, ARB, AMT, 5.00%, 05/15/47	4,000	4,250,024
City of Los Angeles Department of Airports, Refunding ARB
Series A, AMT, 5.00%, 05/15/36	5,650	6,154,246
AMT, Subordinate, 5.00%, 11/15/31(c)	530	602,059
AMT, Subordinate, 5.00%, 05/15/37	9,470	10,343,200
AMT, Subordinate, 4.00%, 05/15/41	6,810	6,775,507
County of Santa Barbara California, COP, Series B, AMT, 5.25%, 12/01/33	10,330	11,533,259
CSCDA Community Improvement Authority, RB, M/F Housing(b)
5.00%, 09/01/37	180	176,999
4.00%, 10/01/56	600	494,923
4.00%, 12/01/56	300	212,795
Series A, 4.00%, 06/01/58	3,585	2,791,708
Senior Lien, 3.13%, 06/01/57	1,005	688,029
Series A, Senior Lien, 4.00%, 12/01/58	3,880	2,987,600
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/28(c)	10,285	11,455,577
Los Angeles Department of Water & Power, Refunding RB, Series C, 5.00%, 07/01/52	5,715	6,236,311
Manteca Financing Authority, RB, Series A, (AGC-ICC), 5.75%, 12/01/36	3,285	3,291,058
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 4.00%, 05/15/53	6,155	5,797,345
Riverside County Transportation Commission, Refunding RB, Class B1, Senior Lien, 4.00%, 06/01/46	1,870	1,797,349
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.25%, 05/01/33	6,370	6,375,166
Series A, AMT, 5.00%, 05/01/44	3,430	3,447,829
Series A, AMT, 5.00%, 05/01/47	7,855	8,080,234
Series E, AMT, 5.00%, 05/01/40	3,335	3,556,097
Santa Cruz County Capital Financing Authority, RB, Series A, 4.00%, 06/01/46	3,990	3,973,829
State of California, GO, 5.50%, 04/01/28	15	15,024
State of California, Refunding GO 4.00%, 03/01/36	10,775	11,269,572
4.00%, 09/01/42	5,000	5,099,330

		130,159,983

Colorado — 1.9%
City & County of Denver Colorado Airport System Revenue, ARB
Series A, AMT, 5.50%, 11/15/28	2,700	2,713,927
Series A, AMT, 5.50%, 11/15/30	1,040	1,045,393

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) July 31, 2023	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado (continued)
City & County of Denver Colorado Airport System Revenue, ARB (continued)
Series A, AMT, 5.50%, 11/15/31	$1,250	$1,256,500
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 4.13%, 11/15/53	2,185	2,016,646
Series D, AMT, 5.75%, 11/15/45	1,315	1,482,069
Colorado Health Facilities Authority, RB 5.25%, 11/01/39	1,000	1,081,963
5.50%, 11/01/47	620	663,613
5.25%, 11/01/52	1,555	1,650,608
Colorado Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/15/52	4,300	4,562,124
Mayfield Metropolitan District, GO, Series A, 5.75%, 12/01/50	1,190	1,166,345
Park Creek Metropolitan District, Refunding RB, Series A, Senior Lien, 5.00%, 12/01/34	500	517,944
Thompson Crossing Metropolitan District No. 4, Refunding GO, 3.50%, 12/01/29	515	461,589

		18,618,721

Connecticut — 2.3%
Connecticut Housing Finance Authority, Refunding RB, Series C-2, AMT, 2.20%, 11/15/34	1,190	1,023,819
Connecticut State Health & Educational Facilities Authority, RB
5.25%, 07/15/48	2,860	3,128,994
4.25%, 07/15/53	765	739,735
Series A, 5.00%, 01/01/30(b)	130	125,379
Series A-1, 5.00%, 10/01/54(b)	235	175,400
Connecticut State Health & Educational Facilities Authority, Refunding RB
5.00%, 12/01/45	5,000	5,125,640
Series G-1, 5.00%, 07/01/27(b)	100	100,430
Series G-1, 5.00%, 07/01/28(b)	100	100,201
Series G-1, 5.00%, 07/01/29(b)	100	99,934
Series G-1, 5.00%, 07/01/30(b)	100	99,544
Series G-1, 5.00%, 07/01/32(b)	150	148,495
Series G-1, 5.00%, 07/01/34(b)	125	123,402
State of Connecticut, GO
Series A, 5.00%, 04/15/30	5,000	5,499,520
Series A, 5.00%, 04/15/31	4,000	4,400,648
Series C, 4.00%, 06/15/39	300	306,491
Series C, 4.00%, 06/15/41	300	304,185
Series C, 5.00%, 06/15/42	635	706,346

		22,208,163

Delaware — 0.4%
County of Kent Delaware, RB
Series A, 5.00%, 07/01/29	880	885,836
Series A, 5.00%, 07/01/30	1,030	1,033,971
Series A, 5.00%, 07/01/31	750	751,889
Series A, 5.00%, 07/01/32	375	375,359
Series A, 5.00%, 07/01/33	1,190	1,190,615

		4,237,670

District of Columbia — 0.1%
District of Columbia, RB, Series A, AMT, 5.50%, 02/28/37	880	941,038

Security	Par (000)	Value

Florida — 10.2%
Brevard County Health Facilities Authority, Refunding RB
Series A, 5.00%, 04/01/47	$2,035	$2,116,854
Series A, 5.00%, 04/01/52	710	736,825
Capital Region Community Development District, Refunding SAB, Series A-1, 4.63%, 05/01/28	500	502,100
Capital Trust Agency, Inc., RB(b) 5.00%, 01/01/55	945	729,391
Series A, 4.00%, 06/15/29	540	502,314
Series A, 5.00%, 06/01/45	850	754,215
Series A, 5.50%, 06/01/57	305	276,867
Central Florida Expressway Authority, Refunding RB, Senior Lien, 4.00%, 07/01/41	10,000	9,940,680
Charlotte County Industrial Development Authority, RB, AMT, 5.00%, 10/01/29(b)	895	916,416
City of Tampa Florida Water & Wastewater System Revenue, RB, Series A, 5.25%, 10/01/57	20,000	22,144,000
County of Lee Florida Airport Revenue, ARB, Series B, AMT, 5.00%, 10/01/46	3,230	3,381,306
County of Miami-Dade Florida Transit System, RB, Series A, 4.00%, 07/01/46	3,000	2,928,702
County of Miami-Dade Seaport Department, ARB(c)
Series B, AMT, 6.00%, 10/01/23	8,835	8,865,233
Series B, AMT, 6.25%, 10/01/23	1,405	1,410,373
County of Miami-Dade Seaport Department, Refunding RB
Series A, AMT, 5.25%, 10/01/52	2,470	2,601,451
Series B-1, AMT, Subordinate, 4.00%, 10/01/46	5,500	5,247,286
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(d)
Series A-2, 0.00%, 10/01/28	500	412,918
Series A-2, 0.00%, 10/01/29	800	635,642
County of Pasco Florida, RB, (AGM), 5.75%, 09/01/54	715	801,800
Escambia County Health Facilities Authority, Refunding RB
5.00%, 08/15/33	1,400	1,471,953
5.00%, 08/15/34	1,240	1,297,571
Esplanade Lake Club Community Development District, SAB
Series A-1, 3.63%, 11/01/30	370	349,298
Series A-1, 4.00%, 11/01/40	1,080	935,913
Series A-1, 4.13%, 11/01/50	385	310,715
Series A-2, 3.63%, 11/01/30	160	151,049
Series A-2, 4.00%, 11/01/40	200	173,317
Series A-2, 4.13%, 11/01/50	235	189,657
Florida Development Finance Corp., RB(b) 6.50%, 06/30/57	1,270	1,239,044
AMT, 5.00%, 05/01/29	3,080	2,913,027
Florida Development Finance Corp., Refunding RB(b) 5.00%, 06/01/31	450	426,133
Series C, 5.00%, 09/15/50	475	381,318
Harbor Bay Community Development District, Refunding SAB, Series A-2, 3.30%, 05/01/29	960	918,765
Harbor Bay Community Development District, SAB, Series A-1, 3.30%, 05/01/29	590	564,688
Hills of Minneola Community Development District, SAB, 3.50%, 05/01/31(b)	1,100	1,017,943
Hillsborough County Aviation Authority, Refunding RB(c)
Sub-Series A, AMT, 5.25%, 10/01/23	3,255	3,262,386

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Hillsborough County Aviation Authority, Refunding RB(c) (continued)
Sub-Series A, AMT, 5.50%, 10/01/23	$5,360	$5,374,033
Lakewood Ranch Stewardship District, SAB 3.60%, 05/01/24	90	89,450
4.30%, 05/01/27(b)	425	423,525
3.80%, 05/01/29	540	526,169
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, AMT, (FHLMC, FNMA, GNMA), 6.00%, 09/01/40	75	75,029
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/32	5,020	5,164,446
Midtown Miami Community Development District, Refunding SAB, Series A, 4.25%, 05/01/24	240	239,570
Osceola Chain Lakes Community Development District, SAB, 3.50%, 05/01/30	350	333,141
Seminole Improvement District, RB 5.00%, 10/01/32	265	261,405
5.30%, 10/01/37	300	297,671
Southern Groves Community Development District No. 5, Refunding SAB, 3.25%, 05/01/29	290	277,067
Sterling Hill Community Development District, Refunding SAB, Series B, 5.50%, 11/01/10(e)(f)	142	68,422
Talavera Community Development District, SAB 3.50%, 05/01/25	190	187,836
3.85%, 05/01/30	540	519,047
Tolomato Community Development District, Refunding SAB, Sub-Series A-2, 3.85%, 05/01/29	180	175,691
Viera Stewardship District, SAB, Series 2023, 5.50%, 05/01/54	910	903,940
Village Community Development District No. 14, SAB, 5.50%, 05/01/53	2,020	2,079,400
Village Community Development District No. 15, SAB, 5.25%, 05/01/54(b)	840	850,364

		98,353,356

Georgia — 2.7%
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	740	662,923
Georgia Ports Authority, ARB, 4.00%, 07/01/47	2,500	2,472,240
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	5,000	5,209,580
Series A, 5.00%, 05/15/49	860	851,500
Series A, 5.00%, 06/01/53(a)	8,750	9,084,696
Series C, 5.00%, 09/01/53(a)	4,345	4,570,649
Municipal Electric Authority of Georgia, RB, Series A, 5.00%, 07/01/52	3,160	3,234,630

		26,086,218

Hawaii — 0.9%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/43	5,000	5,160,185
State of Hawaii Airports System Revenue, COP
AMT, 5.25%, 08/01/25	1,350	1,350,805
AMT, 5.25%, 08/01/26	2,500	2,501,525

		9,012,515

Security	Par (000)	Value

Idaho — 1.6%
Idaho Health Facilities Authority, RB 4.00%, 12/01/43	$8,170	$7,893,707
Series A, 5.00%, 12/01/47	5,000	5,146,595
Idaho Housing & Finance Association, Refunding RB
(GTD), 4.00%, 05/01/42	1,160	1,113,991
(GTD), 4.00%, 05/01/52	905	801,781

		14,956,074

Illinois — 15.2%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	2,825	2,941,189
Series A, 5.00%, 12/01/40	720	727,997
Series A, 5.00%, 12/01/47	1,915	1,887,556
Chicago Board of Education, Refunding GO
Series A, 5.00%, 12/01/30	495	513,803
Series C, 5.00%, 12/01/26	4,730	4,797,658
Series D, 5.00%, 12/01/26	4,185	4,244,862
Chicago Midway International Airport, Refunding RB
Series A, AMT, 2nd Lien, 5.50%, 01/01/30	6,500	6,504,868
Series A, AMT, 2nd Lien, 5.00%, 01/01/32	5,000	5,022,090
Series A, AMT, 2nd Lien, 5.50%, 01/01/32	7,775	7,780,847
Series A, AMT, 2nd Lien, 5.00%, 01/01/41	8,020	8,043,226
Chicago O’Hare International Airport, ARB
Class A, AMT, Senior Lien, 5.50%, 01/01/55	4,360	4,677,896
Series D, Senior Lien, 5.25%, 01/01/42	2,630	2,751,932
Chicago O’Hare International Airport, Refunding RB
Series B, 5.00%, 01/01/32	3,745	3,841,909
Series A, Senior Lien, 4.00%, 01/01/37	3,820	3,878,217
Series B, Senior Lien, 5.00%, 01/01/37	3,460	3,651,542
Series E, Senior Lien, (AGM), 4.00%, 01/01/40	5,000	5,077,910
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB
Series A, 2nd Lien, 5.00%, 12/01/57	1,000	1,041,178
Series A, Senior Lien, 4.00%, 12/01/49	6,190	5,545,900
City of Chicago Illinois Wastewater Transmission Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 01/01/53	1,165	1,271,871
City of Chicago Illinois Waterworks Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 11/01/53	1,975	2,143,776
Cook County Community College District No. 508, GO, 5.13%, 12/01/38	1,000	1,001,978
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/28	810	823,738
Series A, 5.00%, 02/15/29	400	408,086
Series A, 5.00%, 02/15/30	500	510,134
Series A, 5.00%, 02/15/31	500	510,154
Series A, 5.00%, 02/15/32	500	510,176
Illinois Finance Authority, Refunding RB 5.00%, 03/01/30	550	573,465
Series A, 4.00%, 07/15/47	5,000	4,774,095
Illinois Housing Development Authority, RB, S/F Housing, Series G, (FHLMC, FNMA, GNMA), 4.65%, 10/01/37	1,455	1,491,870
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/34	4,140	4,145,705
Series A, 5.00%, 01/01/40	5,000	5,124,260
Series A, 5.00%, 01/01/45	2,500	2,677,983
Series A, 4.00%, 01/01/46	9,770	9,535,305

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) July 31, 2023	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Illinois State Toll Highway Authority, Refunding RB, Series A, 5.00%, 12/01/31	$4,220	$4,425,396
Metropolitan Pier & Exposition Authority, Refunding RB
5.00%, 12/15/28	1,200	1,273,488
4.00%, 06/15/50	2,725	2,516,265
State of Illinois, GO 5.00%, 04/01/31	1,000	1,006,702
5.00%, 05/01/31	5,010	5,040,125
5.00%, 11/01/34	5,000	5,144,470
5.50%, 05/01/39	3,500	3,790,671
5.75%, 05/01/45	2,000	2,183,436
Series A, 5.50%, 03/01/42	6,000	6,513,954
Series A, 5.50%, 03/01/47	5,500	5,964,612
Series D, 5.00%, 11/01/28	350	372,930
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/27	120	127,436

		146,792,661

Indiana — 0.5%
Indiana Finance Authority, RB
Series A, 5.00%, 06/01/41	550	490,531
Series A, 5.00%, 06/01/51	405	337,732
Series A, 5.00%, 06/01/56	360	294,050
Indiana Finance Authority, Refunding RB, Series A, 4.13%, 12/01/26	1,270	1,258,116
Indianapolis Local Public Improvement Bond Bank, RB
5.25%, 02/01/48	975	1,082,326
4.13%, 02/01/52	1,035	993,889

		4,456,644

Iowa — 0.9%
Iowa Finance Authority, Refunding RB, Series C, 4.13%, 02/15/35	7,500	7,522,687
Iowa Student Loan Liquidity Corp., Refunding RB, Series A, AMT, 5.00%, 12/01/26	775	799,971

		8,322,658

Kansas — 0.2%
Ellis County Unified School District No. 489 Hays, Refunding GO, Series B, (AGM), 4.00%, 09/01/52	2,000	1,954,680

Kentucky — 1.3%
City of Henderson Kentucky, RB, Series A, AMT, 4.70%, 01/01/52(b)	285	272,583
County of Boyle Kentucky, Refunding RB, Series A, 4.25%, 06/01/46	810	774,368
Kentucky Public Energy Authority, RB(a)
Series A-1, 4.00%, 08/01/52	8,940	8,762,461
Series C, 4.00%, 02/01/50	2,500	2,469,372

		12,278,784

Louisiana — 0.8%
Lafayette Parish School Board Sale Tax Revenue, RB 4.00%, 04/01/48	940	921,432
4.00%, 04/01/53	595	579,666
Louisiana Stadium & Exposition District, Refunding RB, Series A, 5.00%, 07/01/48	4,405	4,723,292
New Orleans Aviation Board, ARB, Series A, 5.00%, 01/01/33	1,000	1,020,431

		7,244,821

Security	Par (000)	Value

Maryland — 1.1%
City of Baltimore Maryland, RB, 5.00%, 06/01/51	$820	$764,743
City of Baltimore Maryland, Refunding TA(b)
Series A, Senior Lien, 2.95%, 06/01/27	175	164,927
Series A, Senior Lien, 3.05%, 06/01/28	190	176,751
Series A, Senior Lien, 3.15%, 06/01/29	200	183,981
City of Baltimore Maryland, TA, Series B, 3.38%, 06/01/29(b)	285	265,406
Maryland Economic Development Corp., RB, Class B, AMT, 5.25%, 06/30/47	2,500	2,600,645
Maryland Economic Development Corp., Refunding RB
Series A, 5.00%, 06/01/29	1,835	1,935,459
Series A, 5.00%, 06/01/30	1,015	1,070,728
Series A, 5.00%, 06/01/31	1,000	1,054,389
Series A, 5.00%, 06/01/32	1,000	1,054,087
Maryland Health & Higher Educational Facilities Authority, RB, 6.25%, 07/01/63(b)	1,655	1,662,797

		10,933,913

Massachusetts — 4.6%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Class A, Sustainability Bonds, 4.00%, 06/01/50	8,000	7,751,048
Commonwealth of Massachusetts, GO
Series D, 4.00%, 02/01/46	5,000	4,987,000
Series E, 5.00%, 11/01/48	2,015	2,202,022
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	4,610	4,616,509
Massachusetts Development Finance Agency, Refunding RB
5.00%, 07/01/29	2,700	2,835,937
5.00%, 07/01/30	3,125	3,278,856
5.00%, 07/01/41	4,710	4,856,019
Series A, 5.00%, 01/01/31	1,730	1,750,402
Series FF, 4.00%, 10/01/46	1,360	1,336,131
Massachusetts Educational Financing Authority, RB, AMT, 5.00%, 01/01/27	1,000	1,011,118
Massachusetts Housing Finance Agency, Refunding RB, Series G, 3.45%, 12/01/30	3,100	3,084,401
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/51	215	224,554
Massachusetts School Building Authority, RB, Sub-Series B, 4.00%, 02/15/42	6,200	6,178,474

		44,112,471

Michigan — 3.1%
City of Detroit Michigan Water Supply System Revenue, RB, Series B, 2nd Lien, (AGM), 6.25%, 07/01/36	10	10,021
City of Detroit Michigan, GO 5.00%, 04/01/26	265	272,304
5.00%, 04/01/27	210	217,348
5.00%, 04/01/28	235	244,391
5.00%, 04/01/29	235	243,628
5.00%, 04/01/30	180	186,010
5.00%, 04/01/31	265	273,222
5.00%, 04/01/32	225	231,473
5.00%, 04/01/33	295	303,029
City of Lansing Michigan, Refunding GO
Series B, (AGM), 4.13%, 06/01/48	1,825	1,779,127
Series B, (AGM), 5.00%, 06/01/48	2,830	3,073,782

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
Michigan Finance Authority, RB 4.00%, 02/15/47	$4,500	$4,245,431
4.00%, 02/15/50	9,705	9,084,249
Michigan Finance Authority, Refunding RB, Series C-3, Senior Lien, (AGM), 5.00%, 07/01/31	4,000	4,068,056
Michigan Strategic Fund, RB
AMT, 5.00%, 06/30/33	2,415	2,529,739
AMT, 5.00%, 12/31/33	2,000	2,091,732
Michigan Strategic Fund, Refunding RB 5.00%, 11/15/29	440	438,754
5.00%, 11/15/34	490	478,327

		29,770,623

Minnesota — 0.8%
City of Minneapolis Minnesota, Refunding RB, Series A, 5.00%, 11/15/33	2,370	2,518,879
Duluth Economic Development Authority, Refunding RB
Series A, 5.00%, 02/15/33	1,000	1,064,465
Series A, 5.00%, 02/15/34	1,185	1,257,116
Housing & Redevelopment Authority of The City of St. Paul Minnesota, RB, Series A, 4.75%, 07/01/29(b)	200	195,683
Minnesota Higher Education Facilities Authority, RB, Series A, 5.00%, 10/01/47	2,420	2,566,768

		7,602,911

Mississippi — 1.3%
Mississippi Development Bank, RB
(AGM), 6.75%, 12/01/31	3,775	3,809,337
(AGM), 6.75%, 12/01/33	2,350	2,371,016
(AGM), 6.88%, 12/01/40	6,405	6,459,699

		12,640,052

Missouri — 0.5%
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB, Series A, 3.88%, 11/15/29	325	273,705
Kansas City Industrial Development Authority, ARB, Class B, AMT, 5.00%, 03/01/54	2,840	2,904,775
St Louis County Industrial Development Authority, Refunding RB 5.00%, 09/01/27	360	355,587
5.00%, 09/01/32	1,015	955,326

		4,489,393

Nebraska — 0.1%
Douglas County Hospital Authority No. 3, Refunding RB, 5.00%, 11/01/30	800	830,154

Nevada — 0.8%
City of Las Vegas Nevada Special Improvement District No. 814, SAB 3.50%, 06/01/28	155	151,647
3.25%, 06/01/30	345	323,386
County of Clark Department of Aviation, Refunding RB, Series A-2, Sub Lien, 5.00%, 07/01/33	5,000	5,096,065
Tahoe-Douglas Visitors Authority, RB, 5.00%, 07/01/51	1,890	1,815,073

		7,386,171

Security	Par (000)	Value

New Hampshire — 0.1%
New Hampshire Business Finance Authority, Refunding RB, Series A, AMT, 4.00%, 11/01/27(b)	$795	$766,316

New Jersey — 13.9%
Camden County Improvement Authority, RB, 6.00%, 06/15/47	940	986,606
New Jersey Economic Development Authority, ARB, AMT, 5.13%, 09/15/23	1,655	1,653,765
New Jersey Economic Development Authority, RB 5.00%, 11/01/44	10,500	11,119,972
AMT, 5.50%, 01/01/26	1,500	1,504,878
AMT, 5.50%, 01/01/27	1,000	1,003,304
AMT, (AGM), 5.00%, 01/01/31	2,425	2,434,363
AMT, 5.38%, 01/01/43	7,000	7,016,611
New Jersey Economic Development Authority, Refunding ARB
AMT, 5.00%, 10/01/26	2,135	2,190,296
AMT, 5.00%, 10/01/27	1,680	1,741,515
New Jersey Economic Development Authority, Refunding RB, Series BBB, 5.50%, 12/15/26(c)	1,750	1,896,851
New Jersey Educational Facilities Authority, RB, 5.00%, 06/15/28	10,000	10,133,960
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	6,110	5,904,918
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 5.00%, 12/01/27	1,000	1,067,297
Series B, AMT, 5.00%, 12/01/28	1,000	1,066,363
Series B, AMT, 4.00%, 12/01/41	4,820	4,751,137
New Jersey Housing & Mortgage Finance Agency, Refunding RB
Series BB, AMT, 3.65%, 04/01/28	3,840	3,814,153
Series BB, AMT, 3.70%, 10/01/28	2,975	2,955,422
New Jersey Transportation Trust Fund Authority, RB
Series A, 5.00%, 06/15/30	2,000	2,102,880
Series AA, 5.25%, 06/15/32	2,250	2,330,048
Series AA, 5.00%, 06/15/35	3,000	3,234,765
Series AA, 4.00%, 06/15/39	4,000	3,953,360
Series C, 5.25%, 06/15/32	10,000	10,257,010
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 06/15/30	1,695	1,782,313
Series A, 5.00%, 12/15/33	2,285	2,479,933
Series A, 5.00%, 06/15/37	2,115	2,354,930
Series A, 5.25%, 06/15/42	850	945,129
Series AA, 4.25%, 06/15/44	2,000	1,999,896
New Jersey Turnpike Authority, RB
Series A, 4.00%, 01/01/42	2,000	2,012,048
Series B, 5.00%, 01/01/46	9,105	10,006,022
Newark Housing Authority, RB, M/F Housing, Series A, 5.00%, 12/01/25	1,345	1,350,441
South Jersey Port Corp., ARB
Series B, AMT, 5.00%, 01/01/29	250	258,556
Series B, AMT, 5.00%, 01/01/30	200	206,438
Series B, AMT, 5.00%, 01/01/31	350	361,800
Series B, AMT, 5.00%, 01/01/32	425	438,355
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/33	220	236,055

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2023	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
Tobacco Settlement Financing Corp., Refunding RB (continued)
Series A, 5.00%, 06/01/34	$12,000	$12,853,968
Sub-Series B, 5.00%, 06/01/46	13,980	13,954,249

		134,359,607

New Mexico — 0.4%
Albuquerque Bernalillo County Water Utility Authority, Refunding RB, 4.00%, 07/01/33	2,510	2,571,578
City of Santa Fe New Mexico, RB
Series A, 5.00%, 05/15/34	170	157,931
Series A, 5.00%, 05/15/44	820	709,503

		3,439,012

New York — 26.9%
Buffalo & Erie County Industrial Land Development Corp., Refunding RB
Series A, 4.50%, 06/01/27	1,400	1,413,049
Series A, 5.00%, 06/01/35	415	427,115
Build NYC Resource Corp., RB, Series A, 4.88%, 05/01/31(b)	385	375,338
Build NYC Resource Corp., Refunding RB, 5.00%, 08/01/35	665	691,244
City of New York, GO
Series A-1, 4.00%, 09/01/46	2,630	2,571,262
Series B, 5.25%, 10/01/39	1,750	2,001,816
Series B, 5.25%, 10/01/40	1,340	1,528,649
Series F-1, 4.00%, 03/01/47	3,645	3,584,799
Series I, 5.00%, 03/01/32	7,000	7,074,039
Hudson Yards Infrastructure Corp., Refunding RB, Series A, (AGM), 4.00%, 02/15/47	25,165	24,699,976
Huntington Local Development Corp., RB, Series A, 5.00%, 07/01/36	940	822,649
Metropolitan Transportation Authority, RB
Series A-1, 5.25%, 11/15/39	7,005	7,033,062
Series B, 5.25%, 11/15/38	3,145	3,179,925
Series C, 5.00%, 11/15/38	4,450	4,452,447
Sub-Series A-1, 5.00%, 11/15/40	2,355	2,383,001
Metropolitan Transportation Authority, Refunding RB, Series A, 4.00%, 11/15/51	2,250	2,188,931
Monroe County Industrial Development Corp., Refunding RB, Series A, 4.00%, 07/01/50	4,365	4,179,300
New York City Housing Development Corp., RB, M/F Housing, Sustainability Bonds, 4.80%, 02/01/53	2,270	2,298,044
New York City Municipal Water Finance Authority, RB
Series AA-1, 5.25%, 06/15/52	1,805	2,016,176
Series CC-1, 5.00%, 06/15/52	5,400	5,850,592
New York City Municipal Water Finance Authority, Refunding RB
Series DD, 4.13%, 06/15/46	5,000	4,996,915
Series DD, 4.13%, 06/15/47	2,500	2,503,798
New York City Transitional Finance Authority Building Aid Revenue, RB
Series S-1, Subordinate, (SAW), 4.00%, 07/15/45	5,000	4,979,295
Series S-3, Subordinate, (SAW), 5.25%, 07/15/45	6,625	7,108,155
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series B-1, 5.00%, 08/01/36	9,445	10,017,169
Series E-1, 4.00%, 02/01/49	2,915	2,822,498
Subordinate, 4.00%, 05/01/43	19,900	19,697,776
Series A-1, Subordinate, 4.00%, 08/01/48	3,795	3,706,751
Series F-1, Subordinate, 5.00%, 02/01/47	2,690	2,897,676

Security	Par (000)	Value

New York (continued)
New York Convention Center Development Corp., RB, CAB, Class B, Sub Lien, 0.00%, 11/15/40(d)	$7,650	$3,288,781
New York Liberty Development Corp., Refunding RB 3.13%, 09/15/50	1,535	1,204,926
Series 1, 5.00%, 11/15/44(b)	1,730	1,688,411
Series A, 2.88%, 11/15/46	1,665	1,217,153
Series A, 3.00%, 11/15/51	6,385	4,633,984
Series A, (BAM-TCRS), 3.00%, 11/15/51	3,970	2,933,536
New York Power Authority, RB, (AGM), 4.00%, 11/15/47	570	555,978
New York Power Authority, Refunding RB
Series A, 4.00%, 11/15/50	3,000	2,924,283
Series A, 4.00%, 11/15/55	9,515	9,241,444
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 05/01/32	3,060	3,155,420
Series A, 5.00%, 07/01/32	9,000	9,317,601
Series A, 5.00%, 03/15/36	5,500	5,869,259
Series A, 4.00%, 03/15/46	10,000	9,810,040
New York State Thruway Authority, Refunding RB, Series A, 4.00%, 03/15/50	5,000	4,833,860
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/49	11,185	10,850,971
New York State Urban Development Corp., Refunding RB, Series A, 3.00%, 03/15/40	8,500	7,410,886
New York Transportation Development Corp., ARB, AMT, 5.00%, 12/01/40	1,865	1,955,540
New York Transportation Development Corp., RB
AMT, 4.00%, 10/01/30	2,775	2,759,210
AMT, 5.00%, 10/01/35	1,870	1,957,963
Port Authority of New York & New Jersey, Refunding ARB
Series 223, AMT, 4.00%, 07/15/40	1,475	1,430,747
Series 223, AMT, 4.00%, 07/15/41	1,850	1,810,088
Series 232, AMT, 4.63%, 08/01/52	1,290	1,317,105
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB, Series A, 4.13%, 05/15/53	12,245	12,065,390
Triborough Bridge & Tunnel Authority, RB, Series D-2, Senior Lien, 5.25%, 05/15/47	3,855	4,293,348
Triborough Bridge & Tunnel Authority, Refunding RB
Series B, 5.00%, 11/15/37	4,400	4,685,732
Series C, 5.00%, 05/15/43	5,200	5,735,881
Utility Debt Securitization Authority, Refunding RB, Restructured, 5.00%, 12/15/44	4,290	4,841,896

		259,290,880

North Carolina — 0.2%
North Carolina Housing Finance Agency, RB, S/F Housing, (FHLMC, FNMA, GNMA), 5.00%, 07/01/47	1,860	1,888,971

Ohio — 2.7%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, 4.00%, 06/01/48	2,710	2,489,046
Series B-2, Class 2, 5.00%, 06/01/55	10,865	10,117,477
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	2,130	1,953,596
Ohio Air Quality Development Authority, Refunding RB, 3.25%, 09/01/29	1,550	1,447,633
Ohio Housing Finance Agency, RB, S/F Housing, Series C, (FHLMC, FNMA, GNMA), 2.70%, 09/01/46	5,750	4,551,366

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio (continued)
State of Ohio, RB, 4.00%, 01/01/46	$6,000	$5,809,008
State of Ohio, Refunding RB, Series A, 4.00%, 01/01/28(c)	25	26,302

		26,394,428

Oklahoma — 0.7%
Oklahoma City Public Property Authority, Refunding RB
5.00%, 10/01/28	1,265	1,316,986
5.00%, 10/01/29	1,400	1,457,561
Oklahoma Development Finance Authority, RB
Series B, 5.00%, 08/15/29	1,200	1,202,821
Series B, 5.00%, 08/15/33	1,305	1,298,555
Oklahoma Water Resources Board, RB, 4.00%, 04/01/48	1,395	1,370,416

		6,646,339

Oregon — 0.9%
Port of Portland Oregon Airport Revenue, Refunding ARB, 29th Series, AMT, 5.50%, 07/01/48	7,910	8,753,950

Pennsylvania — 2.6%
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/28(b)	835	851,156
Bucks County Industrial Development Authority, RB 5.00%, 07/01/35	1,100	1,042,605
5.00%, 07/01/36	1,250	1,177,780
4.00%, 07/01/46	245	184,926
Pennsylvania Economic Development Financing Authority, RB
AMT, 5.75%, 06/30/48	2,365	2,622,269
AMT, 5.25%, 06/30/53	3,910	4,096,139
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 02/15/52	950	887,875
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 142-A, 5.00%, 10/01/50	1,590	1,644,555
Pennsylvania Turnpike Commission, RB, Series B, Subordinate, 4.00%, 12/01/51	3,000	2,771,514
Pennsylvania Turnpike Commission, Refunding RB 2nd Series, 5.00%, 12/01/30	2,620	2,810,985
Sub-Series B-2, 5.00%, 06/01/32	5,000	5,324,365
Philadelphia Authority for Industrial Development, RB, 5.25%, 11/01/52	745	786,388
School District of Philadelphia, GO, Series A, (SAW), 5.00%, 09/01/32	1,200	1,299,185

		25,499,742

Puerto Rico — 5.2%
Commonwealth of Puerto Rico, GO
Series A-1, Restructured, 5.75%, 07/01/31	2,753	2,998,930
Series A-1, Restructured, 4.00%, 07/01/35	675	622,693
Commonwealth of Puerto Rico, GO, CAB, Series A, Restructured, 0.00%, 07/01/33(d)	5,621	3,422,503
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-2, Convertible, Restructured, 4.33%, 07/01/40	1,919	1,812,215
Series A-1, Restructured, 4.75%, 07/01/53	1,069	1,010,082
Series A-1, Restructured, 5.00%, 07/01/58	8,412	8,207,370
Series A-2, Restructured, 4.78%, 07/01/58	488	459,171
Series A-2, Restructured, 4.33%, 07/01/40	12,484	11,807,654
Series B-1, Restructured, 4.75%, 07/01/53	749	707,549

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series B-2, Restructured, 4.78%, 07/01/58	$726	$683,283
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(d)
Series A-1, Restructured, 0.00%, 07/01/29	11,890	9,313,497
Series A-1, Restructured, 0.00%, 07/01/33	1,464	957,933
Series A-1, Restructured, 0.00%, 07/01/46	7,903	2,227,990
Series B-1, Restructured, 0.00%, 07/01/27	2,521	2,147,915
Series B-1, Restructured, 0.00%, 07/01/29	4,466	3,499,142

		49,877,927

Rhode Island — 0.3%
Providence Redevelopment Agency, Refunding RB, Series A, 5.00%, 04/01/29	1,000	1,013,504
Rhode Island Health and Educational Building Corp., Refunding RB, 5.00%, 09/01/32	2,000	2,002,866

		3,016,370

South Carolina — 1.8%
South Carolina Jobs-Economic Development
Authority, Refunding RB 4.00%, 11/15/27	520	493,807
Series A, 5.00%, 05/01/37	4,480	4,622,204
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/30	5,500	5,746,361
Series A, 5.00%, 12/01/31	5,660	5,913,087
South Carolina State Housing Finance & Development Authority, Refunding RB, S/F Housing, Series A, 4.95%, 07/01/53	310	314,567

		17,090,026

Tennessee — 2.8%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	4,000	4,098,960
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, 5.00%, 10/01/34	450	464,685
Metropolitan Nashville Airport Authority, ARB
Series B, AMT, 5.00%, 07/01/52	3,800	3,995,871
Series B, AMT, 5.50%, 07/01/52	3,500	3,810,600
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	5,395	5,731,686
Tennessee Energy Acquisition Corp., Refunding RB, Series A-1, 5.00%, 05/01/53(a)	8,800	9,059,952

		27,161,754

Texas — 11.5%
Arlington Higher Education Finance Corp., RB (b) 7.50%, 04/01/62	1,630	1,598,521
7.88%, 11/01/62	1,410	1,441,337
Belton Independent School District, GO, (PSF), 4.00%, 02/15/52	3,000	2,888,775
City of Austin Texas Airport System Revenue, ARB, Series B, AMT, 5.00%, 11/15/44	5,130	5,353,335
City of Austin Texas Airport System Revenue, RB, AMT, 5.00%, 11/15/52	1,730	1,818,268
City of Houston Texas Airport System Revenue, ARB, Series A, AMT, 6.63%, 07/15/38	700	700,034
City of Houston Texas Airport System Revenue, Refunding ARB
AMT, 5.00%, 07/15/27	410	415,922

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) July 31, 2023	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
City of Houston Texas Airport System Revenue, Refunding ARB (continued)
Sub-Series A, AMT, 5.00%, 07/01/31	$1,430	$1,523,308
Sub-Series A, AMT, 5.00%, 07/01/32	1,515	1,611,583
City of Houston Texas Airport System Revenue, Refunding RB Series A, AMT, 5.00%, 07/01/27	400	406,328
Series A, AMT, 1st Lien, Subordinate, (AGM), 5.25%, 07/01/48	2,390	2,581,788
City of Houston Texas Combined Utility System Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 11/15/51	1,840	1,790,421
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.25%, 02/01/46	5,735	6,477,499
Cypress-Fairbanks Independent School District, GO, (PSF), 4.00%, 02/15/48	920	893,359
Dallas Fort Worth International Airport, Refunding RB, Series B, 4.00%, 11/01/45	9,400	9,144,386
Denton Independent School District, GO, (PSF), 5.00%, 08/15/48	2,405	2,642,419
Fort Worth Independent School District, GO, (PSF), 4.00%, 02/15/48	1,120	1,085,171
Harris County Flood Control District, Refunding GO, Series A, Sustainability Bonds, 4.00%, 09/15/48	1,885	1,812,942
Katy Independent School District, GO, (PSF), 4.00%, 02/15/47	3,215	3,142,682
Love Field Airport Modernization Corp., ARB, AMT, 5.00%, 11/01/28	1,000	999,495
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(b)	1,360	1,319,975
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	800	698,520
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 08/15/47	8,590	8,882,867
North Texas Tollway Authority, Refunding RB
Series A, 4.13%, 01/01/40	2,500	2,492,275
Series A, 5.00%, 01/01/40	3,000	3,256,050
Port Authority of Houston of Harris County Texas, ARB, 4.00%, 10/01/46	1,740	1,700,220
San Jacinto River Authority, RB, (AGM), 5.25%, 10/01/25	2,910	2,912,526
State of Texas, GO, Class A, 5.00%, 04/01/44	6,000	6,216,942
Tarrant County Cultural Education Facilities Finance Corp., RB
5.00%, 11/15/51	2,160	2,301,798
Series A, 4.00%, 07/01/53	2,410	2,210,799
Series A, 5.00%, 07/01/53	1,485	1,581,537
Series B, 5.00%, 07/01/33	8,485	9,164,623
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	445	382,629
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB 5.00%, 12/15/30	3,100	3,209,938
5.00%, 12/15/31	3,215	3,342,115

Security	Par (000)	Value

Texas (continued)
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB (continued)
5.00%, 12/15/32	$1,990	$2,076,475
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	2,000	2,010,472
Texas Water Development Board, RB 4.45%, 10/15/36	1,155	1,248,874
4.00%, 10/15/54	8,000	7,769,664

		111,105,872

Utah — 0.7%
City of Salt Lake City Utah Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/34	3,500	3,672,032
City of Salt Lake City Utah Airport Revenue, RB, Series A, AMT, 5.25%, 07/01/48	1,320	1,419,676
Utah Charter School Finance Authority, RB(b)
Series A, 3.63%, 06/15/29	345	318,914
Series A, 5.00%, 06/15/49	320	280,875
Utah Charter School Finance Authority, Refunding RB, 4.50%, 06/15/27(b)	1,040	1,012,477

		6,703,974

Vermont — 0.6%
University of Vermont and State Agricultural College, Refunding RB, 4.00%, 10/01/30	5,565	5,628,458

Virginia — 1.2%
Hampton Roads Transportation Accountability Commission, RB, Series A, 4.00%, 07/01/57	8,400	8,030,904
Roanoke Economic Development Authority, Refunding RB, 3.00%, 07/01/45	2,065	1,615,827
Virginia Housing Development Authority, RB, M/F Housing, Series G, 5.15%, 11/01/52	2,065	2,144,691

		11,791,422

Washington — 0.4%
City of Bellevue Washington, Refunding GO, 4.00%, 12/01/42	1,250	1,260,951
Washington State Housing Finance Commission, Refunding RB (b) 5.00%, 01/01/27	1,560	1,520,646
5.00%, 01/01/28	750	728,060

		3,509,657

Wisconsin — 1.8%
Public Finance Authority, RB 5.00%, 06/15/34	430	444,198
5.00%, 10/15/56(b)	385	325,898
Class A, 5.00%, 06/15/56(b)	1,000	769,292
Series A, 4.00%, 03/01/30(b)	445	417,337
Series A, 5.00%, 07/15/39(b)	165	153,577
Series A, 5.00%, 07/15/49(b)	630	550,580
Series A, 5.00%, 10/15/50(b)	1,695	1,438,730
Series A, 5.00%, 07/15/54(b)	300	256,197
AMT, 4.00%, 09/30/51	1,595	1,322,623
AMT, 4.00%, 03/31/56	1,520	1,233,440

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, Refunding RB 4.00%, 09/01/29(b)	$115	$100,336
5.00%, 09/01/49(b)	520	393,916
Series B, AMT, 5.25%, 07/01/28	3,765	3,764,804
Wisconsin Health & Educational Facilities Authority, Refunding RB 4.00%, 12/15/49	4,235	3,885,189
4.00%, 12/01/51	2,720	2,575,062

		17,631,179

Total Municipal Bonds — 147.4% (Cost: $1,408,581,091)		1,420,932,343

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

Alabama — 1.2%
Black Belt Energy Gas District, RB, Series C-1, 5.25%, 02/01/53(a)	11,280	11,814,119

California — 2.0%
City of Los Angeles Department of Airports, Refunding RB, AMT, 5.00%, 05/15/46	12,170	12,809,733
Ontario Public Financing Authority, RB, (AGM), 5.00%, 11/01/52	6,000	6,462,286

		19,272,019

Colorado — 0.8%
City & County of Denver Colorado Airport System Revenue, Refunding RB, Series A, AMT, 5.50%, 11/15/53	7,310	7,920,914

Georgia — 1.5%
Main Street Natural Gas, Inc., RB, Series B, 5.00%, 12/01/52(a)	14,235	14,720,017

Illinois — 1.3%
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/46	11,860	12,756,741

Maryland — 1.5%
Maryland State Transportation Authority, RB, 4.00%, 07/01/50	15,000	14,487,188

Michigan — 2.7%
Ascension Health, 5.00%, 11/15/47	10,000	10,309,305
Michigan Finance Authority, Refunding RB, 5.00%, 12/01/45	15,520	15,915,566

		26,224,871

Nebraska — 1.0%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53(a)	9,062	9,396,017

New York — 1.5%
New York State Dormitory Authority, Refunding RB, Series EE, 4.00%, 03/15/42	10,000	9,911,480
Port Authority of New York & New Jersey, Refunding RB, 178th Series, AMT, 5.00%, 12/01/32	4,009	4,028,083

		13,939,563

Security	Par (000)	Value

Pennsylvania — 2.1%
Pennsylvania Turnpike Commission, RB, Series B-1, 5.25%, 06/01/47	$18,910	$19,755,803

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 15.6% (Cost: $148,019,742)		150,287,252

Total Long-Term Investments — 163.0% (Cost: $1,556,600,833)		1,571,219,595

	Shares

Short-Term Securities

Money Market Funds — 3.8%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 3.57%(h)(i)	36,788,624	36,788,624

Total Short-Term Securities — 3.8% (Cost: $36,788,698)		36,788,624

Total Investments — 166.8% (Cost: $1,593,389,531)		1,608,008,219
Other Assets Less Liabilities — 0.0%		447,814
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.6)%		(83,160,219)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (58.2)%		(561,395,143)

Net Assets Applicable to Common Shares — 100.0%		$963,900,671

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Zero-coupon bond.

(e)	Issuer filed for bankruptcy and/or is in default.

(f)	Non-income producing security.

(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Fund.

(i)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) July 31, 2023	BlackRock Municipal Income Fund, Inc. (MUI)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$5,321,995	$31,454,545	(a)	$—	$12,158	$(74)	$36,788,624	36,788,624	$339,713	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts 10-Year U.S. Treasury Note	120	09/20/23	$13,376	$(39,545)
U.S. Long Bond	117	09/20/23	14,581	(63,497)
5-Year U.S. Treasury Note	134	09/29/23	14,322	(34,724)

				$(137,766)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$137,766	$—	$137,766

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$12,532,431	$—	$12,532,431

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$4,584,466	$—	$4,584,466

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$122,784,586

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Municipal Income Fund, Inc. (MUI)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$1,420,932,343	$—	$1,420,932,343
Municipal Bonds Transferred to Tender Option Bond Trusts	—	150,287,252	—	150,287,252
Short-Term Securities
Money Market Funds	36,788,624	—	—	36,788,624

	$36,788,624	$1,571,219,595	$—	$1,608,008,219

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(137,766)	$—	$—	$(137,766)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(82,630,947)	$—	$(82,630,947)
VRDP Shares at Liquidation Value	—	(561,700,000)	—	(561,700,000)

	$—	$(644,330,947)	$—	$(644,330,947)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments July 31, 2023	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 6.4%
Black Belt Energy Gas District, RB(a)
4.00%, 10/01/52	$6,260	$6,179,985
Series F, 5.50%, 11/01/53	830	875,310
Black Belt Energy Gas District, Refunding RB, Series D-1, 5.50%, 06/01/49(a)(b)	4,665	4,910,873
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	1,665	1,687,769
Series A, Senior Lien, (AGM), 5.25%, 10/01/48	3,175	3,226,146
Series D, Sub Lien, 6.00%, 10/01/42	7,410	7,799,921
Southeast Energy Authority A Cooperative District, RB(a)
Series A, 5.25%, 01/01/54	9,350	9,922,379
Series A-1, 5.50%, 01/01/53	1,405	1,508,026

		36,110,409

Arizona — 4.0%
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	940	810,656
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.00%, 07/01/46(c)	3,575	3,294,602
Maricopa County Industrial Development Authority, RB, Series A, 4.00%, 01/01/44	5,905	5,740,180
Salt Verde Financial Corp., RB
5.00%, 12/01/32	7,365	7,718,159
5.00%, 12/01/37	5,000	5,162,595

		22,726,192

Arkansas — 1.0%
Arkansas Development Finance Authority, RB
AMT, 5.70%, 05/01/53	895	910,513
Series A, AMT, 4.75%, 09/01/49(c)	4,900	4,668,852

		5,579,365

California — 7.0%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/47	6,490	6,434,621
California Educational Facilities Authority, RB, Series U-7, 5.00%, 06/01/46	2,010	2,391,542
California Enterprise Development Authority, RB, 8.00%, 11/15/62(c)	785	768,900
California Health Facilities Financing Authority, Refunding RB, Series A, 4.00%, 08/15/48	3,540	3,496,161
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	305	306,062
Series A, 5.25%, 08/15/49	770	771,879
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45(c)	1,650	1,650,233
California State Public Works Board, RB, Series I, 5.00%, 11/01/38	1,605	1,614,583
California Statewide Financing Authority, RB, Series A, 6.00%, 05/01/43	3,285	3,286,932
City of Los Angeles Department of Airports, ARB, Series A, AMT, 4.00%, 05/15/42	2,815	2,768,414
City of Los Angeles Department of Airports, Refunding ARB
AMT, Subordinate, 5.00%, 05/15/46	2,415	2,564,807

Security	Par (000)	Value

California (continued)
City of Los Angeles Department of Airports, Refunding ARB (continued)
Series D, AMT, Subordinate, 4.00%, 05/15/51	$1,335	$1,271,756
CSCDA Community Improvement Authority, RB, M/F Housing(c)
4.00%, 10/01/56	235	193,845
4.00%, 12/01/56	340	241,167
Series A, 4.00%, 06/01/58	1,410	1,097,994
Senior Lien, 3.13%, 06/01/57	1,215	831,796
Series A, Senior Lien, 4.00%, 12/01/58	615	473,550
San Diego County Regional Airport Authority, ARB, Series B, AMT, Subordinate, 5.00%, 07/01/56	3,145	3,280,254
San Diego Public Facilities Financing Authority, Refunding RB, Series A, AMT, 4.00%, 08/01/45	1,000	1,002,328
State of California, GO, (AMBAC), 5.00%, 04/01/31	10	10,013
State of California, Refunding GO, 4.00%, 03/01/46	4,390	4,425,102
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(d)	740	743,657

		39,625,596

Colorado — 2.2%
Board of Governors of Colorado State University System, Refunding RB, Series C, 4.00%, 03/01/47	4,265	4,198,150
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 5.50%, 11/15/53	3,580	3,879,256
Series D, AMT, 5.75%, 11/15/45	870	980,533
Colorado Health Facilities Authority, RB
5.50%, 11/01/47	355	379,972
5.25%, 11/01/52	745	790,806
Colorado Health Facilities Authority, Refunding RB
Series A, 5.00%, 08/01/44	950	982,603
Series A, 4.00%, 11/15/50	1,125	1,061,524

		12,272,844

Connecticut — 0.7%
Connecticut State Health & Educational Facilities Authority, RB, 4.25%, 07/15/53	720	696,221
Connecticut State Health & Educational Facilities Authority, Refunding RB, 4.00%, 07/01/38	3,000	2,983,590

		3,679,811

Delaware — 1.6%
Delaware River & Bay Authority, Refunding RB, 4.00%, 01/01/44	3,065	2,981,837
Delaware State Health Facilities Authority, Refunding RB, 4.00%, 10/01/49	3,720	3,522,866
Delaware Transportation Authority, RB, 5.00%, 06/01/55	2,430	2,471,371

		8,976,074

District of Columbia — 7.6%
District of Columbia, Refunding RB, 5.00%, 10/01/48	4,875	5,003,139
District of Columbia, TA, 5.13%, 06/01/41	4,440	4,445,537
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 4.00%, 10/01/39	795	784,873

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

District of Columbia (continued)
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/31(e)	$8,350	$6,314,028
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/32(e)	15,000	10,928,895
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/33(e)	13,410	9,369,285
Series B, Subordinate, 4.00%, 10/01/49	3,780	3,564,797
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Series A, 4.00%, 07/15/46	2,540	2,501,847

		42,912,401

Florida — 4.6%
Alachua County Health Facilities Authority, RB, Series A, 5.00%, 12/01/44	4,825	4,874,777
Broward County Florida Water & Sewer Utility Revenue, RB, Series A, 4.00%, 10/01/45	445	439,599
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	2,790	2,809,192
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series A, AMT, 5.00%, 10/01/29	1,900	1,921,624
County of Miami-Dade Florida Transit System, RB, 5.00%, 07/01/52	5,000	5,393,950
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series B, 4.00%, 10/01/49	4,335	4,155,189
County of Miami-Dade Seaport Department, Refunding RB, Series A, AMT, 5.25%, 10/01/52	980	1,032,155
County of Pasco Florida, RB, (AGM), 5.00%, 09/01/48	5,000	5,335,070
Florida Development Finance Corp., RB, Series A, 5.00%, 06/15/56	220	209,019

		26,170,575

Georgia — 3.6%
Cobb County Kennestone Hospital Authority, RB, 4.00%, 04/01/52	2,400	2,208,353
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	1,105	1,013,010
Georgia Ports Authority, ARB, 4.00%, 07/01/52	1,450	1,403,778
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	1,040	1,083,593
Series A, 5.00%, 05/15/36	1,040	1,072,382
Series A, 5.00%, 05/15/37	1,145	1,168,829
Series A, 5.00%, 05/15/38	630	638,032
Series A, 5.00%, 05/15/49	2,100	2,079,244
Series A, 5.00%, 06/01/53(a)	4,470	4,640,982
Series B, 5.00%, 12/01/52(a)	2,105	2,176,721
Municipal Electric Authority of Georgia, RB, 4.00%, 01/01/49	3,290	2,850,795

		20,335,719

Idaho — 1.8%
Power County Industrial Development Corp., RB, AMT, 6.45%, 08/01/32	10,000	10,012,410

Illinois — 10.1%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/42	1,115	1,106,496
Series C, 5.25%, 12/01/35	3,095	3,125,254
Series D, 5.00%, 12/01/46	4,040	3,960,930

Security	Par (000)	Value

Illinois (continued)
Chicago Board of Education, GO (continued)
Series H, 5.00%, 12/01/36	$460	$467,557
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,365	1,374,746
Series D, 5.00%, 12/01/25	1,735	1,747,388
Series D, 5.00%, 12/01/31	1,000	1,026,921
Series G, 5.00%, 12/01/34	455	466,903
Chicago O’Hare International Airport, Refunding ARB, Series B, Senior Lien, 5.00%, 01/01/53	3,035	3,182,987
City of Chicago Illinois Wastewater Transmission Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 01/01/58	7,435	8,041,525
Cook County Community College District No. 508, GO, 5.50%, 12/01/38	1,635	1,641,463
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/47	500	472,888
Series A, 5.00%, 02/15/50	270	251,700
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27(d)	135	140,226
Series C, 4.00%, 02/15/41	2,860	2,845,425
Illinois Housing Development Authority, Refunding RB, S/F Housing, Series H, (FHLMC, FNMA, GNMA), 4.65%, 10/01/43(b)	3,095	3,116,272
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	1,835	1,862,896
Metropolitan Pier & Exposition Authority, Refunding RB(e)
Series B, (AGM), 0.00%, 06/15/44	10,925	4,284,665
Series B, (AGM), 0.00%, 06/15/47	27,225	9,138,044
State of Illinois, GO
5.00%, 02/01/39	3,195	3,200,195
Series A, 5.00%, 04/01/38	2,510	2,510,612
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/28	1,000	1,076,656
University of Illinois, RB, Series A, 5.00%, 04/01/44	2,045	2,070,225

		57,111,974

Indiana — 1.0%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	1,635	1,649,377
AMT, 7.00%, 01/01/44	3,950	3,983,867

		5,633,244

Kansas — 0.1%
Ellis County Unified School District No. 489 Hays, Refunding GO, Series B, (AGM), 4.00%, 09/01/52	530	517,990

Kentucky — 0.9%
Kentucky Economic Development Finance Authority, Refunding RB, Series A, 5.00%, 08/01/44	2,140	2,210,130
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.75%, 07/01/43(f)	2,485	2,906,672

		5,116,802

Louisiana — 1.1%
Lafayette Parish School Board Sale Tax Revenue, RB, 4.00%, 04/01/53	760	740,414
Louisiana Stadium & Exposition District, Refunding RB, Series A, 5.00%, 07/01/48	2,560	2,744,978

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana (continued)
New Orleans Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/48	$1,920	$1,931,203
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 05/15/35	835	836,203

		6,252,798

Maryland — 1.0%
City of Baltimore Maryland, RB, Series A, 5.00%, 07/01/46	3,415	3,533,617
Maryland Health & Higher Educational Facilities Authority, RB
Series 2017, 5.00%, 12/01/46	880	907,475
Series B, 4.00%, 04/15/50	1,250	1,179,189

		5,620,281

Massachusetts — 3.5%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	4,335	4,256,649
Commonwealth of Massachusetts, GO
Series C, 5.00%, 10/01/47	2,740	3,001,714
Series C, 5.00%, 10/01/52	2,835	3,080,114
Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding RB, Series A-1, 5.25%, 07/01/29	3,250	3,721,910
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	3,000	3,004,236
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	2,325	2,452,824

		19,517,447

Michigan — 4.5%
Great Lakes Water Authority Sewage Disposal System Revenue, RB
Series B, 2nd Lien, 5.25%, 07/01/47	1,125	1,220,265
Series B, 2nd Lien, 5.50%, 07/01/52	2,655	2,907,620
Series A, Senior Lien, 5.25%, 07/01/52	2,655	2,835,269
Great Lakes Water Authority Water Supply System Revenue, RB
Series A, Senior Lien, 5.25%, 07/01/52	2,655	2,871,428
Series B, Senior Lien, 5.50%, 07/01/52	2,655	2,910,169
Michigan Finance Authority, RB 4.00%, 02/15/47	820	773,612
4.00%, 02/15/50	4,730	4,427,460
4.00%, 02/15/44	1,710	1,637,195
Michigan Finance Authority, Refunding RB, Series A, 4.00%, 12/01/49	3,110	2,915,588
Michigan State Building Authority, Refunding RB, Series II, 4.00%, 10/15/47(b)	540	523,363
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	2,255	2,281,751

		25,303,720

Minnesota — 1.1%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	2,160	2,021,125
Series A, 5.25%, 02/15/53	1,190	1,212,281
Series A, 5.25%, 02/15/58	3,125	3,183,166

		6,416,572

Security	Par (000)	Value

Missouri — 2.4%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
Series A, 4.00%, 02/15/49	$5,555	$5,148,335
Series C, 5.00%, 11/15/42	5,470	5,671,772
Kansas City Industrial Development Authority, ARB, Class B, AMT, 5.00%, 03/01/54	2,680	2,741,125

		13,561,232

Nebraska — 1.5%
Omaha Public Power District, RB, Series A, (AGM-CR), 4.00%, 02/01/51	8,700	8,360,517

New Hampshire(c) — 0.8%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	3,205	2,781,540
Series C, AMT, 4.88%, 11/01/42	1,665	1,492,386

		4,273,926

New Jersey — 10.2%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	3,490	3,524,820
5.25%, 11/01/44	3,180	3,196,412
New Jersey Economic Development Authority, RB Class A, 5.25%, 11/01/47	3,565	3,923,425
Series EEE, 5.00%, 06/15/48	12,340	12,957,938
Series B, AMT, 6.50%, 04/01/31	1,845	1,906,042
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	3,040	3,059,064
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 4.00%, 12/01/41	2,570	2,533,282
Series C, AMT, Subordinate, 5.00%, 12/01/52	2,595	2,673,517
New Jersey Transportation Trust Fund Authority, RB
Series C, (AMBAC), 0.00%, 12/15/35(e)	7,395	4,431,054
Series S, 5.00%, 06/15/46	2,415	2,538,194
New Jersey Turnpike Authority, RB, Series E, 5.00%, 01/01/45	5,425	5,516,422
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 06/01/46	5,120	5,339,305
Sub-Series B, 5.00%, 06/01/46	5,670	5,659,556

		57,259,031

New York — 21.9%
City of New York, GO
Series A-1, 4.00%, 09/01/46	1,640	1,603,372
Series C, 5.00%, 08/01/43	2,330	2,530,212
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	4,070	3,813,590
Metropolitan Transportation Authority, RB
Series B, 5.25%, 11/15/38	4,960	5,015,081
Series B, 5.25%, 11/15/39	1,765	1,784,625
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	3,335	3,382,681
Series C-1, 5.00%, 11/15/50	1,085	1,116,988
Series C-1, 5.25%, 11/15/55	1,605	1,676,699
Monroe County Industrial Development Corp., Refunding RB, Series A, 4.00%, 07/01/50	3,335	3,193,119
New York City Municipal Water Finance Authority, Refunding RB Series BB-1, 4.00%, 06/15/45	1,545	1,522,310

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York City Municipal Water Finance Authority, Refunding RB (continued)
Series DD, 4.13%, 06/15/46	$9,330	$9,324,243
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Subordinate, 4.00%, 05/01/47	5,000	4,884,910
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(c)	3,300	3,300,898
New York Liberty Development Corp., Refunding RB
Class 2, 5.38%, 11/15/40(c)	1,760	1,766,553
Series 1, 5.00%, 11/15/44(c)	8,145	7,949,194
Series A, 2.88%, 11/15/46	7,060	5,161,022
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/55	2,765	2,685,506
New York State Dormitory Authority, RB, Series A, 4.00%, 03/15/47	1,575	1,545,662
New York State Dormitory Authority, Refunding RB
Series A, 4.00%, 03/15/44	2,270	2,237,993
Series A, 4.00%, 03/15/47	7,890	7,739,909
Series A, 4.00%, 03/15/48	1,395	1,368,340
Series D, 4.00%, 02/15/47	4,730	4,616,556
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/46	13,985	13,743,465
Series A, 4.00%, 03/15/49	1,870	1,814,154
New York State Urban Development Corp., Refunding RB 4.00%, 03/15/49	6,675	6,482,473
Series E, 4.00%, 03/15/46	6,135	5,993,778
New York Transportation Development Corp., ARB, Series A, AMT, 5.00%, 07/01/46	1,525	1,529,169
New York Transportation Development Corp., RB, AMT, 5.00%, 10/01/35	2,230	2,334,897
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 4.00%, 05/15/48	4,000	3,951,712
Series A, 5.00%, 05/15/48	1,625	1,787,341
Series A, 4.13%, 05/15/53	3,275	3,226,962
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/49	1,790	1,915,175
Series A, 5.00%, 11/15/54	1,725	1,831,878
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	411	412,868

		123,243,335

Ohio — 4.8%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	6,655	6,197,129
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Series A, 4.00%, 11/01/44	4,160	4,027,670
County of Franklin Ohio, RB
Series 2017, 5.00%, 12/01/46	840	863,419
Series A, 4.00%, 12/01/44	1,060	1,032,138
County of Hamilton Ohio, RB, Series CC, 5.00%, 11/15/49	1,130	1,302,184
County of Hamilton Ohio, Refunding RB 4.00%, 08/15/50	1,245	1,137,665
Series A, 3.75%, 08/15/50	2,190	1,881,718

Security	Par (000)	Value

Ohio (continued)
Northeast Ohio Regional Sewer District, Refunding RB, 4.00%, 11/15/43	$8,435	$8,436,189
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(c)	545	499,864
State of Ohio, RB, AMT, 5.00%, 06/30/53	1,685	1,688,839

		27,066,815

Oklahoma — 0.8%
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	4,320	4,221,020

Oregon — 0.7%
Port of Portland Oregon Airport Revenue, Refunding ARB, 29th Series, AMT, 5.50%, 07/01/48	3,725	4,122,435

Pennsylvania — 5.0%
Allegheny County Airport Authority, ARB, Series A, AMT, (AGM-CR), 4.00%, 01/01/56	1,275	1,183,675
Commonwealth Financing Authority, RB, (AGM), 4.00%, 06/01/39	6,325	6,239,935
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/51	1,115	1,012,991
Series A, 5.00%, 09/01/48	740	757,912
Series A, 4.00%, 09/01/49	1,185	1,082,340
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	1,765	1,774,519
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	3,210	3,211,008
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 2022, 4.25%, 10/01/52	2,335	2,339,651
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Refunding RB, Series B, 4.00%, 12/01/53	2,290	2,209,362
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/44	2,305	2,338,487
Series A, Subordinate, (BAM-TCRS), 4.00%, 12/01/50	1,550	1,500,560
Pennsylvania Turnpike Commission, Refunding RB, Series C, 4.00%, 12/01/51	4,515	4,335,791

		27,986,231

Puerto Rico — 5.3%
Commonwealth of Puerto Rico, GO
Series A-1, Restructured, 5.63%, 07/01/29	2,931	3,128,974
Series A-1, Restructured, 5.75%, 07/01/31	2,646	2,882,097
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	3,817	3,606,626
Series A-1, Restructured, 5.00%, 07/01/58	12,161	11,865,171
Series A-2, Restructured, 4.78%, 07/01/58	6,236	5,867,602
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(e)	9,662	2,723,882

		30,074,352

Rhode Island — 0.1%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 07/15/35(g)(h)	4,155	623,250

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina — 5.4%
South Carolina Jobs-Economic Development Authority, Refunding RB
4.00%, 12/01/44	$3,835	$3,672,273
Series A, 5.00%, 05/01/48	3,030	3,054,137
South Carolina Ports Authority, ARB
AMT, 5.00%, 07/01/43	4,500	4,647,492
Series B, AMT, 4.00%, 07/01/49	1,330	1,224,410
South Carolina Public Service Authority, RB, Series A, 5.50%, 12/01/54	8,090	8,163,579
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/50	5,000	5,054,240
Series E, 5.25%, 12/01/55	4,550	4,645,327

		30,461,458

Tennessee — 2.4%
Memphis-Shelby County Airport Authority, ARB, Series A, AMT, 5.00%, 07/01/45	2,665	2,768,684
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	1,440	1,475,626
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 5.25%, 10/01/58	2,025	1,948,927
Tennessee Energy Acquisition Corp., Refunding RB, Series A-1, 5.00%, 05/01/53(a)	7,325	7,541,380

		13,734,617

Texas — 9.5%
Arlington Higher Education Finance Corp., RB(c)
7.50%, 04/01/62	885	867,909
7.88%, 11/01/62	755	771,780
Austin Independent School District, GO, 4.00%, 08/01/48	1,500	1,465,261
City of Austin Texas Airport System Revenue, ARB, Series B, AMT, 5.00%, 11/15/44	5,755	6,005,544
City of Houston Texas Airport System Revenue, ARB, Series B-1, AMT, 5.00%, 07/15/30	3,600	3,626,276
City of Houston Texas Airport System Revenue, Refunding RB, AMT, 5.00%, 07/01/29	1,765	1,768,560
Clifton Higher Education Finance Corp., RB, 6.00%, 08/15/43	1,525	1,527,245
Cypress-Fairbanks Independent School District, GO, (PSF), 4.00%, 02/15/48	1,225	1,189,526
Denton Independent School District, GO, (PSF), 5.00%, 08/15/48(b)	940	1,032,796
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 6.38%, 01/01/33	40	39,982
Lower Colorado River Authority, Refunding RB, (AGM), 5.25%, 05/15/53	4,260	4,657,484
North Texas Tollway Authority, RB, Series B, 0.00%, 09/01/31(d)(e)	4,110	2,033,139
San Antonio Public Facilities Corp., Refunding RB, Convertible, 4.00%, 09/15/42	5,700	5,697,914
Tarrant County Cultural Education Facilities Finance Corp., RB
Series A, 4.00%, 07/01/53	1,280	1,174,200
Series A, 5.00%, 07/01/53	1,570	1,672,063

Security	Par (000)	Value

Texas (continued)
Tarrant County Cultural Education Facilities Finance Corp., RB (continued)
Series B, 5.00%, 07/01/48	$9,585	$9,975,224
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	2,435	2,447,750
Texas Water Development Board, RB, 4.00%, 10/15/45	2,735	2,698,053
Waller Consolidated Independent School District, GO, (BAM), 4.00%, 02/15/48	5,000	4,717,735

		53,368,441

Utah — 0.3%
City of Salt Lake City Utah Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/48	1,845	1,899,177

Virginia — 2.0%
Hampton Roads Transportation Accountability Commission, RB
Series A, 4.00%, 07/01/52	5,495	5,295,125
Series A, Senior Lien, 4.00%, 07/01/50	1,115	1,079,588
Series A, Senior Lien, 4.00%, 07/01/55	4,950	4,769,909

		11,144,622

Washington — 1.1%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	3,120	3,204,000
Series C, AMT, 5.00%, 04/01/40	1,565	1,580,753
Port of Seattle Washington, Refunding ARB, AMT, Intermediate Lien, 5.50%, 08/01/47	1,330	1,442,527

		6,227,280

Wisconsin — 1.2%
Public Finance Authority, RB(c)
Series A, 5.00%, 07/15/39	190	176,846
Series A, 5.00%, 07/15/49	720	629,235
Series A, 5.00%, 07/15/54	345	294,626
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/46	5,950	5,621,840

		6,722,547

Total Municipal Bonds — 139.2% (Cost: $775,295,222)		784,242,510

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

District of Columbia — 1.8%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, 4.10%, 09/01/39	10,265	9,920,096

Georgia — 1.6%
Main Street Natural Gas, Inc., RB, Series B, 5.00%, 12/01/52(a)	8,998	9,304,308

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nebraska — 0.8%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53(a)	$4,302	$4,461,293

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 4.2% (Cost: $24,243,955)		23,685,697

Total Long-Term Investments — 143.4% (Cost: $799,539,177)		807,928,207

	Shares

Short-Term Securities

Money Market Funds — 4.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 3.57%(j)(k)	25,211,856	25,211,856

Total Short-Term Securities — 4.5% (Cost: $25,212,433)		25,211,856

Total Investments — 147.9% (Cost: $824,751,610)		833,140,063
Liabilities in Excess of Other Assets — (0.5)%		(2,681,133)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (2.8)%		(15,868,868)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (44.6)%		(251,120,222)

Net Assets Applicable to Common Shares — 100.0%		$563,469,840

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	When-issued security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Zero-coupon bond.
(f)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$12,963,148	$12,242,130	(a)	$—	$9,227	$(2,649)	$25,211,856	25,211,856	$442,819	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$4,320,811	$—	$4,320,811

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$2,140,754	$—	$2,140,754

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Fund, Inc. (MYD)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$77,024,758

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$784,242,510	$—	$784,242,510
Municipal Bonds Transferred to Tender Option Bond Trusts	—	23,685,697	—	23,685,697
Short-Term Securities
Money Market Funds	25,211,856	—	—	25,211,856

	$25,211,856	$807,928,207	$—	$833,140,063

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(15,710,460)	$—	$(15,710,460)
VRDP Shares at Liquidation Value	—	(251,400,000)	—	(251,400,000)

	$—	$(267,110,460)	$—	$(267,110,460)

See notes to financial statements.

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 3.8%
Black Belt Energy Gas District, RB 4.00%, 10/01/52(a)	$4,950	$4,886,729
Series A, 5.25%, 01/01/54	2,985	3,149,587
Series C-1, 5.25%, 02/01/53(a)	4,705	4,927,786
Series F, 5.50%, 11/01/53(a)	2,920	3,079,403
Black Belt Energy Gas District, Refunding RB, Series D-1, 5.50%, 06/01/49(b)	3,065	3,226,544
Energy Southeast A Cooperative District, RB, Series A-1, 5.50%, 11/01/53	11,285	12,128,317
Homewood Educational Building Authority, Refunding RB
Series A, 5.00%, 12/01/34	1,145	1,201,298
Series A, 5.00%, 12/01/47	1,010	1,029,748
Southeast Energy Authority A Cooperative District, RB, Series A-1, 5.50%, 01/01/53(a)	2,665	2,860,419

		36,489,831

Arizona — 8.3%
Arizona Health Facilities Authority, Refunding RB, Series A, 5.00%, 12/01/42	2,785	2,810,115
Arizona Industrial Development Authority, RB
4.38%, 07/01/39(c)	875	761,400
5.00%, 07/01/54(c)	615	528,864
7.10%, 01/01/55(c)	250	255,287
Series A, (BAM), 5.00%, 06/01/49	2,500	2,616,507
Series A, 5.00%, 07/01/49(c)	1,445	1,278,370
Series A, 5.00%, 07/15/49(c)	1,000	892,565
Series A, 5.00%, 12/15/49(c)	250	222,915
Series A, 5.00%, 07/01/54(c)	1,110	960,209
Arizona Industrial Development Authority, Refunding RB
Series A, 5.13%, 07/01/37(c)	500	483,839
Series A, 5.38%, 07/01/50(c)	1,645	1,526,442
Series A, 5.50%, 07/01/52(c)	600	560,827
Series G, 5.00%, 07/01/47(c)	2,360	2,108,518
Series S, 5.00%, 07/01/37	750	779,214
City of Buckeye Arizona Excise Tax Revenue, RB, (NGFGC), 5.00%, 07/01/43	4,000	4,105,016
City of Lake Havasu City Arizona Wastewater System Revenue, RB, Series B, (AGM), 5.00%, 07/01/40	3,500	3,593,912
City of Phoenix Civic Improvement Corp., ARB
Series B, AMT, Junior Lien, 5.00%, 07/01/44	4,515	4,710,915
Series B, AMT, Junior Lien, 5.00%, 07/01/49	5,960	6,155,416
City of Phoenix Civic Improvement Corp., RB,
Series A, Junior Lien, 4.00%, 07/01/39	1,300	1,318,622
City of Phoenix Civic Improvement Corp., Refunding RB, Series D, Junior Lien, 4.00%, 07/01/40	1,000	1,002,740
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	825	711,480
Industrial Development Authority of the City of Phoenix Arizona, RB
Series A, 5.00%, 07/01/44	2,000	2,001,162
Series A, 6.75%, 07/01/44(c)	440	446,693
Series A, 5.00%, 07/01/46(c)	1,570	1,446,860
Industrial Development Authority of the City of Phoenix Arizona, Refunding RB
5.00%, 07/01/45(c)	500	463,215
5.00%, 07/01/46	500	500,322

Security	Par (000)	Value

Arizona (continued)
Industrial Development Authority of the County of Pima, RB, 5.00%, 07/01/49(c)	$1,150	$1,028,033
Industrial Development Authority of the County of Pima, Refunding RB(c)
5.00%, 06/15/49	1,985	1,753,696
5.00%, 06/15/52	530	460,313
Maricopa County Industrial Development Authority, RB
5.00%, 07/01/47	1,000	1,005,159
4.00%, 07/01/50	1,500	1,360,824
Series A, 4.00%, 01/01/41	5,075	5,017,394
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/47(c)	1,000	909,007
5.00%, 07/01/54(c)	1,220	1,088,959
Series A, 5.00%, 09/01/37	1,525	1,590,561
Series A, 4.13%, 09/01/38	550	533,070
Series A, 4.13%, 09/01/42	750	716,957
Series A, 5.00%, 09/01/42	1,000	1,037,467
Maricopa County Unified School District No. 11- Peoria, GO, (AGM), 5.00%, 07/01/35	1,250	1,299,648
McAllister Academic Village LLC, Refunding RB, 5.00%, 07/01/39	500	521,146
Phoenix-Mesa Gateway Airport Authority, ARB, AMT, 5.00%, 07/01/38	3,600	3,602,254
Pinal County Industrial Development Authority, RB, AMT, 6.25%, 06/01/26	155	159,294
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 5.00%, 12/01/41	2,000	2,064,576
Salt Verde Financial Corp., RB
5.50%, 12/01/29	2,000	2,133,042
5.00%, 12/01/32	155	162,432
5.00%, 12/01/37	6,610	6,824,951
State of Arizona Distribution Revenue, RB, Series B, (BHAC-CR FGIC), 5.50%, 07/01/41(d)	100	126,844
Student & Academic Services LLC, RB, (BAM), 5.00%, 06/01/39	1,400	1,419,713
University of Arizona, Refunding RB, 5.00%, 06/01/39	2,050	2,146,965

		79,203,730

Arkansas — 0.6%
Arkansas Development Finance Authority, RB
AMT, 5.70%, 05/01/53	1,550	1,576,866
Series A, AMT, 4.50%, 09/01/49(c)	2,135	1,936,979
Series A, AMT, 4.75%, 09/01/49(c)	2,450	2,334,426

		5,848,271

California — 13.3%
ABC Unified School District, GO, Series C, (NPFGC-IBC FGIC), 0.00%, 08/01/34(e)	1,215	856,599
Alvord Unified School District, Refunding GO, Series B, Election 2007, (AGM), 0.00%, 08/01/41(e)	1,175	533,089
Anaheim Public Financing Authority, RB, Series A, (AGM), 6.00%, 09/01/24	2,430	2,468,144
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/47	2,000	1,982,934
California Community Housing Agency, RB, M/F Housing, 3.00%, 08/01/56(c)	440	288,994
California Enterprise Development Authority, RB,
8.00%, 11/15/62(c)	1,355	1,327,209

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
California Health Facilities Financing Authority, Refunding RB, Sub-Series A-2, 5.00%, 11/01/47	$1,770	$2,011,407
California State Public Works Board, RB
Series F, 5.25%, 09/01/33	835	836,436
Series I, 5.50%, 11/01/31	1,000	1,005,861
California Statewide Communities Development Authority, Refunding RB(c)
Series A, 5.00%, 06/01/36	1,360	1,354,306
Series A, 5.00%, 06/01/46	1,680	1,579,358
Carlsbad Unified School District, GO, Series B, 6.00%, 05/01/34(d)	5,000	5,099,465
City of Los Angeles Department of Airports, Refunding ARB, Series D, AMT, Subordinate, 4.00%, 05/15/51	8,175	7,787,718
CSCDA Community Improvement Authority, RB, M/F Housing(c)
5.00%, 09/01/37	370	363,831
4.00%, 10/01/56	590	486,674
4.00%, 12/01/56	575	407,856
Series A, 4.00%, 06/01/58	3,700	2,881,260
Senior Lien, 3.13%, 06/01/57	2,065	1,413,711
Series A, Senior Lien, 4.00%, 12/01/58	4,610	3,549,700
Grossmont Union High School District, GO, Election 2004, 0.00%, 08/01/31(e)	5,000	3,977,305
Grossmont-Cuyamaca Community College District, GO, Series C, Election 2002, (AGC), 0.00%, 08/01/30(e)	10,030	8,204,680
Hartnell Community College District, GO, Series D, 7.00%, 08/01/34(d)	4,125	4,811,606
Kern Community College District, GO, Series C, 5.50%, 11/01/23(f)	1,620	1,629,155
Mount San Antonio Community College District, Refunding GO, CAB, CAB, Series A, Convertible, Election 2013, 6.25%, 08/01/28(d)	4,445	4,139,349
Norman Y Mineta San Jose International Airport SJC, Refunding RB, Series A, AMT, 5.00%, 03/01/41	2,050	2,111,264
Poway Unified School District, Refunding GO, Series B, 0.00%, 08/01/36(e)	8,750	5,419,846
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 4.00%, 05/15/53	5,405	5,090,926
Rio Hondo Community College District, GO(e)
Series C, Election 2004, 0.00%, 08/01/37	4,005	2,328,843
Series C, Election 2004, 0.00%, 08/01/38	5,000	2,745,680
San Bernardino Community College District, GO, Series B, 6.38%, 08/01/34(d)	10,000	10,313,240
San Diego Community College District, GO, CAB(e)
Election 2006, 0.00%, 08/01/31	2,145	1,353,409
Election 2006, 0.00%, 08/01/32	2,680	1,588,034
San Diego Unified School District, GO, Series C, Election 2008, 0.00%, 07/01/38(e)	3,800	2,128,053
San Diego Unified School District, GO, CAB, Series G, Election 2008, 0.00%, 01/01/24(e)(f)	7,295	3,751,260
San Diego Unified School District, Refunding GO, CAB(e)
Series R-1, 0.00%, 07/01/30	5,000	4,056,430
Series R-1, 0.00%, 07/01/31	3,005	2,362,892

Security	Par (000)	Value

California (continued)
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.50%, 05/01/28	$1,065	$1,066,490
Series A, AMT, 5.25%, 05/01/33	830	830,673
San Mateo County Community College District, GO,
Series C, (NPFGC), 0.00%, 09/01/30(e)	12,740	10,429,869
State of California, GO, 5.50%, 04/01/28	5	5,008
Walnut Valley Unified School District, GO, Series B, Election 2007, 0.00%, 08/01/36(e)	5,500	3,397,163
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/40	625	636,101
Yosemite Community College District, GO, Series D, Election 2004, 0.00%, 08/01/36(e)	15,000	9,339,555

		127,951,383

Colorado — 3.0%
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(c)	345	313,390
City & County of Denver Colorado Airport System Revenue, ARB
Series A, AMT, 5.50%, 11/15/28	1,000	1,005,158
Series A, AMT, 5.50%, 11/15/30	330	331,711
Series A, AMT, 5.50%, 11/15/31	400	402,080
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	2,955	3,202,012
City & County of Denver Colorado Pledged Excise Tax Revenue, RB, CAB, Series A-2, 0.00%, 08/01/37(e)	1,760	982,995
City & County of Denver Colorado, COP, Series A, 4.00%, 06/01/48	1,805	1,744,033
Colorado Health Facilities Authority, RB
5.50%, 11/01/47	2,400	2,568,826
Series A, 4.00%, 11/15/46	2,555	2,423,474
Colorado Health Facilities Authority, Refunding RB
Series A, 4.00%, 08/01/44	1,060	985,344
Series A, 5.00%, 05/15/52	4,285	4,546,209
Denver City & County School District No. 1, GO, (SAW), 4.00%, 12/01/45	5,420	5,403,306
State of Colorado, COP, Series S, 4.00%, 03/15/40	4,400	4,399,868

		28,308,406

Connecticut — 0.2%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Series A-1, 3.80%, 11/15/39	260	246,155
Connecticut State Health & Educational Facilities Authority, RB
5.25%, 07/15/48	525	574,378
4.25%, 07/15/53	705	681,717
Series A-1, 5.00%, 10/01/54(c)	205	153,009

		1,655,259

Delaware — 0.2%
Delaware State Health Facilities Authority, RB, 5.00%, 06/01/48	1,605	1,633,694

District of Columbia — 0.7%
District of Columbia, RB
Series B-1, (NPFGC-IBC FGIC), 5.00%, 02/01/31	435	435,462

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

District of Columbia (continued)
District of Columbia, RB (continued)
Series C, 4.00%, 05/01/45	$3,280	$3,289,266
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	2,875	2,711,321

		6,436,049

Florida — 11.8%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 04/01/39	3,775	3,815,868
Capital Trust Agency, Inc., RB(c)
5.00%, 01/01/55	825	636,770
Series A, 5.00%, 06/01/55	1,285	1,082,362
Series A, 5.50%, 06/01/57	460	417,569
City of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/42	4,215	4,378,605
City of Tampa Florida Water & Wastewater System Revenue, RB, Series A, 5.25%, 10/01/57	5,055	5,596,896
City of Tampa Florida, RB, CAB(e)
Series A, 0.00%, 09/01/49	1,725	452,212
Series A, 0.00%, 09/01/53	1,840	389,132
County of Broward Florida Airport System Revenue, ARB
AMT, 5.25%, 09/01/47	3,650	3,897,251
Series A, AMT, 4.00%, 10/01/49	3,315	3,085,098
Series A, AMT, 5.00%, 10/01/49	300	312,036
County of Lee Florida Airport Revenue, ARB, Series B, AMT, 5.00%, 10/01/46	3,210	3,360,369
County of Miami-Dade Florida Aviation Revenue, Refunding RB
5.00%, 10/01/41	3,800	3,941,645
AMT, 5.00%, 10/01/34	450	455,850
County of Miami-Dade Seaport Department, ARB(f)
Series A, 5.38%, 10/01/23	1,170	1,173,704
Series B, AMT, 6.00%, 10/01/23	3,765	3,777,884
Series B, AMT, 6.25%, 10/01/23	1,500	1,505,736
County of Miami-Dade Seaport Department, Refunding RB
Series A, AMT, 5.00%, 10/01/42	1,315	1,381,127
Series A, AMT, 5.00%, 10/01/47	2,195	2,289,934
Series A, AMT, 5.25%, 10/01/52	1,040	1,095,348
Series A-1, AMT, (AGM), 4.00%, 10/01/45	2,885	2,704,209
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(e)
Series A-2, 0.00%, 10/01/38	1,000	460,940
Series A-2, 0.00%, 10/01/41	1,900	734,888
Series A-2, 0.00%, 10/01/42	2,210	805,848
Series A-2, 0.00%, 10/01/46	1,840	535,574
Series A-2, 0.00%, 10/01/47	2,970	822,188
Series A-2, 0.00%, 10/01/48	1,045	272,355
County of Pasco Florida, RB, (AGM), 5.75%, 09/01/54	660	740,123
Florida Development Finance Corp., RB(c)
6.50%, 06/30/57	1,230	1,200,019
AMT, 5.00%, 05/01/29	1,275	1,205,880
Florida Development Finance Corp., Refunding RB, 5.00%, 09/15/40(c)	710	642,199
Greater Orlando Aviation Authority, ARB
Series A, AMT, 5.00%, 10/01/40	3,890	4,008,322
Series A, AMT, 4.00%, 10/01/52	6,600	6,088,534
Sub-Series A, AMT, 5.00%, 10/01/47	16,620	17,102,678

Security	Par (000)	Value

Florida (continued)
Hillsborough County Aviation Authority, ARB, AMT, 5.00%, 10/01/48	$5,765	$5,907,269
Hillsborough County Aviation Authority, Refunding RB, Sub-Series A, AMT, 5.50%, 10/01/23(f)	1,995	2,000,223
Lakewood Ranch Stewardship District, SAB
5.25%, 05/01/37	240	241,661
3.85%, 05/01/39	450	388,889
5.38%, 05/01/47	260	258,418
4.00%, 05/01/49	675	538,824
Lakewood Ranch Stewardship District, SAB, S/F Housing
4.00%, 05/01/40	365	312,805
4.00%, 05/01/50	605	472,557
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, AMT, (FHLMC, FNMA, GNMA), 6.00%, 09/01/40	25	25,010
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	6,595	6,713,670
Orange County Health Facilities Authority, RB, 4.00%, 10/01/52	6,605	6,162,366
Orange County Health Facilities Authority, Refunding RB
5.00%, 08/01/41	1,325	1,364,750
5.00%, 08/01/47	3,845	3,960,350
Orange County Housing Finance Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.75%, 09/01/47	335	327,755
Palm Beach County Health Facilities Authority, RB, Series B, 4.00%, 11/15/41	160	132,344
Seminole Improvement District, RB
5.00%, 10/01/32	255	251,541
5.30%, 10/01/37	290	287,748
Storey Creek Community Development District, SAB
4.00%, 12/15/39	415	363,031
4.13%, 12/15/49	350	284,137
Village Community Development District No. 14, SAB, 5.50%, 05/01/53	1,955	2,012,489
Village Community Development District No. 15, SAB, 5.25%, 05/01/54	790	799,747

		113,174,737

Georgia — 4.4%
Development Authority for Fulton County, RB, 4.00%, 07/01/49	1,855	1,682,363
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(c)	715	640,527
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	2,875	2,635,659
Georgia Housing & Finance Authority, Refunding RB, 3.70%, 06/01/49	6,875	5,991,507
Georgia Ports Authority, ARB, 4.00%, 07/01/52	1,345	1,302,125
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/37	1,475	1,505,696
Series A, 5.00%, 05/15/38	910	921,602
Series A, 5.00%, 05/15/43	1,620	1,616,099
Series A, 5.00%, 05/15/49	1,230	1,217,843
Series A, 5.00%, 06/01/53(a)	7,360	7,641,527
Series C, 5.00%, 09/01/53	4,090	4,302,406
Municipal Electric Authority of Georgia, RB
(AGM), 5.00%, 07/01/52	1,770	1,860,042
Class A, 5.50%, 07/01/63	1,275	1,323,519

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
Municipal Electric Authority of Georgia, RB (continued)
Series A, 5.00%, 01/01/59	$1,870	$1,886,103
Municipal Electric Authority of Georgia, Refunding RB, Series EE, (AMBAC), 7.00%, 01/01/25	7,475	7,807,092
Private Colleges & Universities Authority, RB, 5.00%, 04/01/24(f)	330	333,573

		42,667,683

Hawaii — 0.5%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/48	3,890	3,983,555
State of Hawaii Airports System Revenue, COP
AMT, 5.25%, 08/01/25	485	485,289
AMT, 5.25%, 08/01/26	525	525,320

		4,994,164

Illinois — 12.1%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	3,665	3,815,738
Series A, 5.00%, 12/01/40	4,090	4,135,428
Series C, 5.25%, 12/01/35	970	979,482
Series D, 5.00%, 12/01/46	1,230	1,205,932
Series H, 5.00%, 12/01/36	295	299,846
Chicago Board of Education, Refunding GO
Series A, 5.00%, 12/01/30	355	368,485
Series C, 5.00%, 12/01/25	415	417,963
Series D, 5.00%, 12/01/25	530	533,784
Series G, 5.00%, 12/01/34	290	297,586
Chicago Midway International Airport, Refunding ARB, Series B, 5.00%, 01/01/46	7,060	7,250,267
Chicago Midway International Airport, Refunding RB
Series A, AMT, 2nd Lien, 5.00%, 01/01/34	1,475	1,478,603
Series A, AMT, 2nd Lien, 5.00%, 01/01/41	2,070	2,075,995
Chicago O’Hare International Airport, ARB, Series D, Senior Lien, 5.25%, 01/01/42	6,885	7,204,202
Chicago O’Hare International Airport, Refunding ARB
Series A, AMT, Senior Lien, 5.00%, 01/01/48	2,750	2,833,776
Series A, AMT, Senior Lien, 4.38%, 01/01/53	2,780	2,672,520
Chicago O’Hare International Airport, Refunding RB, Series B, AMT, 5.00%, 01/01/31	2,500	2,501,470
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/49	1,610	1,630,751
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 2nd Lien, 5.00%, 12/01/57	2,575	2,681,033
City of Chicago Illinois Wastewater Transmission Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 01/01/53	1,160	1,266,413
City of Chicago Illinois Waterworks Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 11/01/53	1,920	2,084,076
Cook County Community College District No. 508, GO
5.50%, 12/01/38	1,000	1,003,953
5.25%, 12/01/43	1,500	1,502,784
Illinois Finance Authority, RB, 5.00%, 10/01/48	1,760	1,919,430
Illinois Finance Authority, Refunding RB
Series A, 5.00%, 11/15/45	2,945	2,997,633
Series C, 4.00%, 02/15/27(f)	40	41,549
Series C, 4.13%, 08/15/37	2,430	2,382,418

Security	Par (000)	Value

Illinois (continued)
Illinois Finance Authority, Refunding RB (continued)
Series C, 4.00%, 02/15/41	$870	$865,567
Series C, 5.00%, 08/15/44	820	828,816
Illinois Housing Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.13%, 10/01/38	320	320,756
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	6,460	6,620,544
Series B, 5.00%, 01/01/40	2,460	2,535,785
Series C, 5.00%, 01/01/38	3,245	3,325,943
Metropolitan Pier & Exposition Authority, RB
Series A, (NPFGC), 0.00%, 12/15/26(e)	5,000	4,396,080
Series A, (NPFGC), 0.00%, 12/15/33(e)	9,950	6,813,282
Series A, 5.00%, 06/15/57	3,005	3,050,682
Metropolitan Pier & Exposition Authority, RB, CAB(e)
(BAM-TCRS), 0.00%, 12/15/56	2,965	602,177
Series A, (NPFGC), 0.00%, 06/15/30	14,205	11,082,826
Series A, (NPFGC), 0.00%, 06/15/30(g)	800	630,406
Metropolitan Pier & Exposition Authority, Refunding RB, Series B, (AGM), 0.00%, 06/15/44(e)	8,075	3,166,926
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (BAM-TCRS), 0.00%, 12/15/54(e)	4,140	938,654
Regional Transportation Authority, RB, Series B, (NPFGC), 5.75%, 06/01/33	3,200	3,765,597
State of Illinois, GO
5.25%, 02/01/30	2,010	2,022,106
5.25%, 02/01/32	2,330	2,344,667
5.25%, 02/01/34	1,610	1,619,832
5.50%, 05/01/39	2,785	3,016,292
Series B, 5.25%, 05/01/40	2,345	2,517,226
Series D, 5.00%, 11/01/27	440	467,756

		116,513,037

Indiana — 0.3%
City of Valparaiso Indiana, RB, AMT, 6.75%, 01/01/34	1,350	1,361,870
Indianapolis Local Public Improvement Bond Bank, RB
5.25%, 02/01/48	895	993,520
4.13%, 02/01/52	950	912,265

		3,267,655

Iowa — 0.0%
Iowa Student Loan Liquidity Corp., Refunding RB, Series B, AMT, 3.00%, 12/01/39	210	197,122

Kansas — 0.1%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/43	550	501,811

Kentucky — 0.8%
City of Henderson Kentucky, RB, Series A, AMT, 4.70%, 01/01/52(c)	555	530,819
County of Boyle Kentucky, Refunding RB
Series A, 4.25%, 06/01/46	740	707,447
Series A, 5.25%, 06/01/49	1,305	1,394,028
Fayette County School District Finance Corp., RB (NGFGC), 5.00%, 06/01/44	1,455	1,570,997

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Kentucky (continued)
Fayette County School District Finance Corp., RB (continued)
(BAM-TCRS), 5.00%, 06/01/46	$1,285	$1,381,519
Kentucky Public Energy Authority, RB, Series A-1, 4.00%, 08/01/52(a)	2,000	1,960,282

		7,545,092

Louisiana — 2.9%
Jefferson Sales Tax District, RB
Series B, (AGM), 5.00%, 12/01/34	330	357,130
Series B, (AGM), 5.00%, 12/01/35	440	473,660
Series B, (AGM), 5.00%, 12/01/36	395	421,556
Series B, (AGM), 5.00%, 12/01/37	495	524,719
Lake Charles Harbor & Terminal District, ARB, Series B, AMT, (AGM), 5.50%, 01/01/29	1,500	1,510,558
Louisiana Public Facilities Authority, Refunding RB
5.00%, 05/15/42	4,600	4,708,698
5.00%, 05/15/47	1,895	1,918,155
Louisiana Stadium & Exposition District, Refunding RB, Series A, 5.00%, 07/01/48	4,020	4,310,473
New Orleans Aviation Board, ARB
Series B, AMT, 5.00%, 01/01/45	4,620	4,637,080
Series B, AMT, 5.00%, 01/01/48	4,780	4,807,891
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 05/01/25(f)	3,605	3,645,131

		27,315,051

Maryland — 2.9%
Anne Arundel County Consolidated Special Taxing District, Refunding ST, 5.00%, 07/01/32	495	495,482
Anne Arundel County Consolidated Special Taxing District, ST, 5.25%, 07/01/44	250	245,183
City of Baltimore Maryland, RB
Series A, 5.00%, 01/01/24(f)	1,000	1,006,660
Series A, 5.00%, 07/01/46	495	512,184
Series C, 5.00%, 01/01/24(f)	1,000	1,006,659
City of Baltimore Maryland, Refunding RB
5.00%, 09/01/46	750	681,493
Series A, 4.50%, 09/01/33	185	179,091
Series A, 5.00%, 09/01/38	250	249,831
City of Baltimore Maryland, Refunding TA(c)
Series A, Senior Lien, 3.50%, 06/01/39	650	544,261
Series A, Senior Lien, 3.63%, 06/01/46	1,095	857,665
City of Baltimore Maryland, TA(c)
Series B, 3.70%, 06/01/39	200	171,804
Series B, 3.88%, 06/01/46	300	244,869
County of Howard Maryland, TA, 6.10%, 02/15/44	250	251,408
County of Prince George’s Maryland, TA, 5.25%, 07/01/48(c)	300	297,496
Howard County Housing Commission, RB, M/F Housing
5.00%, 12/01/42	500	513,869
4.00%, 06/01/46	500	454,886
Series A, 5.00%, 06/01/44	550	552,658
Maryland Community Development Administration, RB, M/F Housing, Series D, 3.70%, 07/01/35	500	484,601
Maryland Economic Development Corp., RB 5.00%, 07/01/56	390	387,908

Security	Par (000)	Value

Maryland (continued)
Maryland Economic Development Corp., RB (continued)
Class B, AMT, 5.25%, 06/30/55	$2,920	$3,011,834
Maryland Economic Development Corp., Refunding RB
5.00%, 07/01/37	500	496,236
(AGM), 5.00%, 06/01/43	1,350	1,386,042
Series A, 5.00%, 06/01/35	100	104,279
Maryland Health & Higher Educational Facilities Authority, RB
4.00%, 07/01/48	300	280,778
Series 2017, 5.00%, 12/01/46	250	257,806
Series A, 5.00%, 05/15/42	2,330	2,394,543
Series B, 4.00%, 04/15/45	250	240,558
Maryland Health & Higher Educational Facilities Authority, Refunding RB
4.00%, 07/01/24(f)	100	100,617
5.00%, 07/01/24(f)	700	710,562
5.00%, 06/01/29	500	500,233
5.00%, 07/01/34	510	542,483
5.00%, 07/01/35	200	205,775
5.00%, 07/01/40	1,000	1,013,647
4.00%, 07/01/41	500	485,457
5.00%, 08/15/42	1,000	1,010,152
4.13%, 07/01/47	500	475,092
Maryland State Transportation Authority Passenger Facility Charge Revenue, ARB, AMT, 4.00%, 06/01/29	1,925	1,925,312
Montgomery County Housing Opportunities Commission, Refunding RB, S/F Housing, Series C, AMT, 3.30%, 07/01/39	2,830	2,573,005
Washington Suburban Sanitary Commission, RB, Second Series, (GTD), 4.00%, 06/01/41	875	883,050

		27,735,469

Massachusetts — 3.6%
Commonwealth of Massachusetts, GO, Series C, 5.00%, 07/01/45	1,000	1,024,583
Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding RB, Series A, 5.25%, 07/01/29	730	835,998
Massachusetts Development Finance Agency, RB
5.00%, 10/01/46	500	501,868
5.00%, 07/01/47	580	582,369
5.00%, 10/01/48	200	185,247
Series A, 5.25%, 01/01/42	500	505,669
Series A, (AMBAC), 5.75%, 01/01/42	650	811,979
Series A, 5.00%, 01/01/47	5,945	5,953,394
Massachusetts Development Finance Agency, Refunding RB
5.00%, 07/01/37	150	151,589
4.00%, 07/01/39	2,545	2,277,299
5.00%, 04/15/40	1,000	1,002,823
4.13%, 10/01/42(c)	550	454,865
4.00%, 12/01/42	485	427,630
5.00%, 09/01/43	500	490,708
4.00%, 07/01/44	250	252,150
5.00%, 07/01/47	7,685	7,877,117
Series A, 4.00%, 06/01/29(f)	420	450,441

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Development Finance Agency, Refunding RB (continued)
Series E, 4.00%, 07/01/38	$500	$475,433
Series FF, 4.00%, 10/01/46	1,280	1,257,535
Series P, 5.45%, 05/15/59	1,500	1,680,270
Massachusetts Educational Financing Authority, RB
AMT, 5.00%, 01/01/27	1,000	1,011,118
Series B, AMT, 2.63%, 07/01/36	30	29,254
AMT, Subordinate, 3.75%, 07/01/47	2,135	1,729,136
Massachusetts Educational Financing Authority, Refunding RB, AMT, 3.50%, 07/01/33	80	77,849
Massachusetts Health & Educational Facilities Authority, Refunding RB, Series M, 5.50%, 02/15/27	1,000	1,090,110
Massachusetts Housing Finance Agency, RB, M/F Housing
Series A, 3.80%, 12/01/43	500	445,505
Series A, 3.85%, 06/01/46	130	113,776
Massachusetts Housing Finance Agency, Refunding RB
Series A, AMT, 4.45%, 12/01/42	960	915,177
Series A, AMT, 4.50%, 12/01/47	255	247,149
Massachusetts Housing Finance Agency, Refunding RB, S/F Housing, Series 214, (FHLMC, FNMA, GNMA), 2.95%, 12/01/44	465	399,691
Massachusetts State College Building Authority, Refunding RB, Series B, (AGC SAP), 5.50%, 05/01/39	825	1,009,340

		34,267,072

Michigan — 5.6%
City of Lansing Michigan, Refunding GO
Series B, (AGM), 4.13%, 06/01/48	5,035	4,908,440
Series B, (AGM), 5.00%, 06/01/48	2,660	2,889,138
Eastern Michigan University, RB
Series A, (AGM), 4.00%, 03/01/44	1,455	1,395,878
Series A, 4.00%, 03/01/47	1,455	1,300,419
Michigan Finance Authority, RB
4.00%, 02/15/50	5,000	4,680,190
4.00%, 02/15/44	1,695	1,622,834
Series A, 4.00%, 11/15/50	5,680	5,329,379
Series S, 5.00%, 11/01/44	4,670	4,769,032
Michigan Finance Authority, Refunding RB 4.00%, 11/15/46	3,420	3,216,630
Series A, 4.00%, 12/01/40	7,000	6,869,898
Michigan State Building Authority, Refunding RB, Series II, 4.00%, 10/15/47(b)	1,965	1,904,460
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 4.05%, 10/01/48	1,855	1,704,231
Series A, AMT, 2.55%, 10/01/51	2,360	1,528,777
Series A, AMT, 4.15%, 10/01/53	1,740	1,565,264
Michigan State Housing Development Authority, RB, S/F Housing, Series B, 2.95%, 12/01/39	675	560,580
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	6,310	6,384,856

Security	Par (000)	Value

Michigan (continued)
State of Michigan Trunk Line Revenue, RB, 4.00%, 11/15/46	$2,485	$2,422,057
Western Michigan University, Refunding RB, (AGM), 5.00%, 11/15/23(f)	900	904,072

		53,956,135

Minnesota — 0.2%
Minnesota Higher Education Facilities Authority, RB, Series A, 5.00%, 10/01/47	1,615	1,712,946

Missouri — 0.4%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 11/15/42	1,015	973,697
Kansas City Industrial Development Authority, ARB
AMT, 5.00%, 03/01/46	530	543,739
Series B, AMT, 5.00%, 03/01/39	2,505	2,635,453

		4,152,889

Nebraska — 0.8%
Central Plains Energy Project, Refunding RB, Series A, 5.00%, 09/01/37	4,260	4,436,172
Omaha Public Power District, Refunding RB, Series A, 4.00%, 02/01/42	3,645	3,603,283

		8,039,455

Nevada — 1.5%
County of Clark Nevada, GO, Series A, 5.00%, 05/01/48	2,740	2,878,129
County of Clark Nevada, RB, Subordinate, (AGM), 4.00%, 07/01/40	7,285	7,222,793
Las Vegas Convention & Visitors Authority, RB, Series B, 4.00%, 07/01/49	2,000	1,834,234
Las Vegas Valley Water District, GO, Series A, 4.00%, 06/01/51	2,910	2,809,364

		14,744,520

New Hampshire — 0.4%
New Hampshire Business Finance Authority, Refunding RB(a)(c)
Series A, 3.63%, 07/01/43	265	201,593
Series B, AMT, 3.75%, 07/01/45	1,075	831,073
New Hampshire Housing Finance Authority, RB, M/F Housing, Series 1, 4.00%, 07/01/52	3,200	2,777,709

		3,810,375

New Jersey — 7.2%
Camden County Improvement Authority, RB, 6.00%, 06/15/62	655	679,636
Hudson County Improvement Authority, RB, 5.00%, 05/01/46	1,930	1,991,142
New Jersey Economic Development Authority, RB
Series WW, 5.00%, 06/15/25(f)	2,690	2,778,971
Series WW, 5.25%, 06/15/25(f)	1,125	1,167,357
AMT, (AGM), 5.00%, 01/01/31	900	903,475
AMT, 5.13%, 01/01/34	1,620	1,625,568
AMT, 5.38%, 01/01/43	2,115	2,120,019
New Jersey Economic Development Authority, Refunding RB
Series BBB, 5.50%, 12/15/26(f)	5,360	5,809,784
Sub-Series A, 4.00%, 07/01/32	1,510	1,522,577

60	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Higher Education Student Assistance Authority, RB, Series C, AMT, Subordinate, 4.25%, 12/01/50	$2,135	$1,953,316
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series B, AMT, 4.00%, 12/01/41	3,180	3,134,567
New Jersey Transportation Trust Fund Authority, RB
Series A, (NPFGC), 5.75%, 06/15/25	2,000	2,085,230
Series A, 0.00%, 12/15/29(e)	7,530	5,997,253
Series AA, 5.00%, 06/15/38	4,325	4,388,759
Series AA, 4.13%, 06/15/39	1,210	1,213,654
Series AA, 4.00%, 06/15/40	1,060	1,039,704
Series AA, 4.00%, 06/15/50	2,000	1,905,650
Series AA, 5.00%, 06/15/50	2,650	2,819,298
Series BB, 4.00%, 06/15/50	4,900	4,666,035
Series D, 5.00%, 06/15/32	1,610	1,648,147
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 12/15/36	180	192,464
Series A, 5.00%, 06/15/37	1,940	2,160,078
Series A, 5.25%, 06/15/42	775	861,735
New Jersey Turnpike Authority, RB
Series A, 4.00%, 01/01/42	1,740	1,750,482
Series A, 4.00%, 01/01/48	3,310	3,270,515
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	3,220	3,435,331
Sub-Series B, 5.00%, 06/01/46	8,360	8,344,601

		69,465,348

New Mexico — 0.0%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	415	359,078

New York — 9.5%
City of New York, GO
Series A-1, 5.00%, 08/01/47	930	1,009,586
Series B, 5.25%, 10/01/41	1,955	2,222,485
Metropolitan Transportation Authority, Refunding RB
Series B, 5.00%, 11/15/29	540	563,826
Series C-1, 5.00%, 11/15/56	6,550	6,647,667
New York City Housing Development Corp., RB, M/F Housing
Sustainability Bonds, 4.80%, 02/01/53	2,250	2,277,796
Series I-1, Sustainability Bonds, 2.70%, 11/01/55	1,050	688,001
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, Subordinate, (SAW), 4.00%, 07/15/42	2,910	2,909,386
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series F-1, Subordinate, 5.00%, 02/01/42	7,285	8,004,962
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(c)	1,100	1,100,299
New York Liberty Development Corp., Refunding RB
Series 1, 5.00%, 11/15/44(c)	2,630	2,566,775
Series A, 2.88%, 11/15/46	3,140	2,295,412
Series A, (BAM-TCRS), 3.00%, 11/15/51	7,485	5,530,861
Series A, 3.00%, 11/15/51	3,725	2,703,460
New York Power Authority, Refunding RB
Series A, 4.00%, 11/15/55	2,185	2,122,181
Series A, 4.00%, 11/15/60	1,570	1,499,465

Security	Par (000)	Value

New York (continued)
New York State Housing Finance Agency, RB, Series B, (SONYMA), 3.88%, 11/01/48	$400	$344,077
New York State Thruway Authority, RB, Series N, 4.00%, 01/01/46	2,630	2,589,025
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/50	510	487,933
New York State Urban Development Corp., Refunding RB, 4.00%, 03/15/46	5,960	5,861,386
New York Transportation Development Corp., ARB AMT, 5.00%, 12/01/36	1,650	1,761,891
Series A, AMT, 5.25%, 01/01/50	6,045	6,057,628
New York Transportation Development Corp., RB, AMT, 5.00%, 10/01/35	3,460	3,622,755
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/55	5,155	4,760,890
Port Authority of New York & New Jersey, Refunding ARB
186th Series, AMT, 5.00%, 10/15/36	570	580,710
Series 197, AMT, 5.00%, 11/15/35	905	948,890
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 4.13%, 05/15/53	11,585	11,415,071
Series A, 4.50%, 05/15/63	3,500	3,570,826
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/49	665	711,503
Series D-2, Senior Lien, 5.25%, 05/15/47	6,030	6,715,665

		91,570,412

North Carolina — 0.4%
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	2,900	3,308,308

Ohio — 3.4%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	18,110	16,864,014
County of Franklin Ohio, RB, 5.00%, 11/01/48	1,650	1,852,425
County of Hamilton Ohio, RB, Series CC, 5.00%, 11/15/49	3,000	3,457,125
Northeast Ohio Regional Sewer District, Refunding RB, 4.00%, 11/15/24(f)	3,315	3,344,479
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(c)	260	238,467
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	350	356,477
Ohio Turnpike & Infrastructure Commission, RB, CAB, Series A-2, Junior Lien, 0.00%, 02/15/37(e)	10,040	5,902,787
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	1,055	982,514

		32,998,288

Oklahoma — 0.4%
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/52	560	555,711
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	1,640	1,602,424

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oklahoma (continued)
Oklahoma Water Resources Board, RB, 4.00%, 04/01/48	$1,280	$1,257,443
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/37	450	451,046

		3,866,624

Oregon — 1.5%
Clackamas Community College District, GO(d)
Series A, 5.00%, 06/15/39	605	641,119
Series A, 5.00%, 06/15/40	440	465,550
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(e)	2,355	1,228,620
Port of Portland Oregon Airport Revenue, Refunding ARB, 29th Series, AMT, 5.50%, 07/01/48	10,745	11,891,427

		14,226,716

Pennsylvania — 9.9%
Allegheny County Airport Authority, ARB
Series A, AMT, 5.00%, 01/01/51	3,600	3,726,086
Series A, AMT, 5.00%, 01/01/56	3,925	4,044,873
Bucks County Industrial Development Authority, RB, 4.00%, 07/01/46	425	320,790
City of Philadelphia Pennsylvania, GO, Series A, (AGM-CR), 4.00%, 05/01/41	3,515	3,462,830
Montgomery County Higher Education and Health Authority, Refunding RB, Class B, 5.00%, 05/01/57	4,930	5,122,280
Pennsylvania Economic Development Financing Authority, RB
AMT, 5.00%, 12/31/34	10,710	10,933,807
AMT, 5.00%, 12/31/38	13,195	13,339,340
AMT, 5.50%, 06/30/41	3,290	3,649,281
AMT, 5.00%, 06/30/42	2,455	2,468,240
AMT, 5.75%, 06/30/48	2,855	3,165,573
AMT, 5.25%, 06/30/53	4,695	4,918,510
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	1,000	1,000,314
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	575	436,357
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/44	1,000	974,706
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.00%, 09/01/45	6,850	6,913,157
Pennsylvania Housing Finance Agency, Refunding RB, Series 119, AMT, 3.50%, 10/01/36	1,180	1,109,087
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 142-A, 5.00%, 10/01/50	1,500	1,551,467
Pennsylvania Turnpike Commission, RB
Series A-1, 5.00%, 12/01/41	3,510	3,626,974
Series B, 5.00%, 12/01/40	1,375	1,414,546
Series C, 5.50%, 12/01/23(f)	1,315	1,324,053
Series B, Subordinate, 4.00%, 12/01/51	665	614,352
Sub-Series A-1, Subordinate, 5.00%, 12/01/41	4,995	5,122,647
Pennsylvania Turnpike Commission, Refunding RB
3rd Series, 4.00%, 12/01/38	4,915	4,934,341
Series A, 5.00%, 12/01/38	1,480	1,513,105
Series A-1, 5.00%, 12/01/40	1,805	1,847,335

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Turnpike Commission, Refunding RB (continued)
Series C, 5.00%, 12/01/39	$4,775	$4,881,540
Philadelphia Authority for Industrial Development, RB, Class A, 4.00%, 07/01/24(f)	2,900	2,914,935

		95,330,526

Puerto Rico — 4.9%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	4,709	4,449,463
Series A-1, Restructured, 5.00%, 07/01/58	15,466	15,089,774
Series A-2, Restructured, 4.54%, 07/01/53	500	456,136
Series A-2, Restructured, 4.78%, 07/01/58	1,528	1,437,732
Series A-2, Restructured, 4.33%, 07/01/40	19,762	18,691,354
Series B-1, Restructured, 4.75%, 07/01/53	1,377	1,300,794
Series B-2, Restructured, 4.78%, 07/01/58	1,335	1,256,450
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(e)	16,341	4,606,806

		47,288,509

Rhode Island — 0.2%
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	820	781,008
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	695	719,534
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.00%, 06/01/35	525	528,337

		2,028,879

South Carolina — 4.9%
County of Berkeley South Carolina, SAB
4.25%, 11/01/40	485	419,523
4.38%, 11/01/49	715	584,243
County of Charleston South Carolina, ARB, 5.25%, 12/01/23(f)	2,505	2,520,208
South Carolina Jobs-Economic Development Authority, RB
5.00%, 11/01/43	3,090	3,246,694
5.00%, 01/01/55(c)	2,290	1,922,700
7.50%, 08/15/62(c)	1,455	1,346,686
South Carolina Jobs-Economic Development Authority, Refunding RB
Series A, 5.00%, 05/01/38	5,885	6,046,555
Series A, 4.25%, 05/01/48	1,685	1,524,645
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49	2,690	2,476,438
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	16,210	16,357,430
Series A, 4.00%, 12/01/55	1,950	1,776,054
Series E, 5.50%, 12/01/53	1,730	1,741,441
South Carolina Public Service Authority, Refunding RB, 5.00%, 12/01/38	4,930	4,954,985

62	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina (continued)
South Carolina State Housing Finance & Development Authority, RB, S/F Housing, Series B, 4.35%, 07/01/47	$1,680	$1,612,163
South Carolina State Housing Finance & Development Authority, Refunding RB, S/F Housing, Series A, 4.95%, 07/01/53	280	284,125

		46,813,890

Tennessee — 3.1%
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/52	3,795	3,990,613
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	3,805	4,042,459
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	12,955	13,448,521
Tennessee Energy Acquisition Corp., Refunding RB, Series A-1, 5.00%, 05/01/53(a)	7,530	7,752,436

		29,234,029

Texas — 11.7%
Arlington Higher Education Finance Corp., RB(c)
7.50%, 04/01/62	1,545	1,515,163
7.88%, 11/01/62	1,335	1,364,670
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/49	4,305	5,095,992
Central Texas Turnpike System, RB
Series C, 5.00%, 08/15/37	3,290	3,337,705
Series C, 5.00%, 08/15/42	2,325	2,349,636
City of Austin Texas Airport System Revenue, ARB, AMT, 5.00%, 11/15/44	1,000	1,008,398
City of Austin Texas Airport System Revenue, RB, AMT, 5.00%, 11/15/52	1,720	1,807,758
City of Corpus Christi Texas Utility System Revenue, Refunding RB, 4.00%, 07/15/48	1,790	1,715,409
City of Houston Texas Airport System Revenue, ARB, Series A, AMT, 6.63%, 07/15/38	1,330	1,330,065
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	765	776,050
City of Houston Texas Airport System Revenue, Refunding RB
Series A, AMT, 5.00%, 07/01/27	740	751,706
Sub-Series A, AMT, 4.00%, 07/01/46	2,780	2,596,720
Sub-Series A, AMT, 4.00%, 07/01/48	11,670	10,933,378
Series A, AMT, 1st Lien, Subordinate, (AGM), 5.25%, 07/01/48	2,250	2,430,554
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.25%, 02/01/46	5,400	6,099,127
County of Harris Texas Toll Road Revenue, Refunding RB, 1st Lien, 4.00%, 08/15/45	1,575	1,561,031
Cypress-Fairbanks Independent School District, GO, (PSF), 4.00%, 02/15/48	845	820,530
Dallas Fort Worth International Airport, Refunding RB
Series B, 4.00%, 11/01/45	6,595	6,415,662
Series F, 5.25%, 11/01/33	2,300	2,312,015
Denton Independent School District, GO, (PSF), 5.00%, 08/15/48(b)	2,260	2,483,105
Dickinson Independent School District, GO, (PSF), 4.13%, 02/15/48(b)	1,285	1,262,475

Security	Par (000)	Value

Texas (continued)
Fort Worth Independent School District, GO, (PSF), 4.00%, 02/15/48	$1,820	$1,763,403
Harris County Cultural Education Facilities Finance Corp., Refunding RB, 4.00%, 10/01/47	6,820	6,525,690
Harris County Flood Control District, Refunding GO, Series A, Sustainability Bonds, 4.00%, 09/15/48	1,775	1,707,147
Leander Independent School District, Refunding GO, CAB, Series D, (PSF), 0.00%, 08/15/24(e)(f)	8,085	4,007,088
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(e)(f)	5,000	2,827,100
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(c)	1,210	1,056,512
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	3,620	3,621,491
San Antonio Public Facilities Corp., Refunding RB, Convertible, 4.00%, 09/15/42	4,435	4,433,377
Spring Independent School District, GO, 5.00%, 08/15/45	1,740	1,903,078
Tarrant County Cultural Education Facilities Finance Corp., RB
5.00%, 11/15/51	4,305	4,587,610
Series A, 4.00%, 07/01/53	1,895	1,738,367
Series A, 5.00%, 07/01/53	2,325	2,476,144
Series B, 5.00%, 07/01/36	2,390	2,530,912
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.25%, 12/01/39	1,850	1,860,780
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	690	593,290
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 4.25%, 09/01/43	735	735,454
Series A, (GNMA), 3.75%, 09/01/49	1,355	1,270,386
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	5,395	5,629,440
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.00%, 12/31/45	3,020	3,024,657
Texas Transportation Commission State Highway 249 System, RB, CAB(e)
0.00%, 08/01/35	310	177,972
0.00%, 08/01/36	170	91,027
0.00%, 08/01/37	225	112,546
0.00%, 08/01/38	810	379,975
0.00%, 08/01/41	1,950	769,072
0.00%, 08/01/44	1,010	336,998
0.00%, 08/01/45	1,775	561,795

		112,688,460

Utah — 0.7%
City of Salt Lake City Utah Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/47	2,935	3,007,160
Series A, AMT, 5.00%, 07/01/48	1,055	1,085,979
City of Salt Lake City Utah Airport Revenue, RB, Series A, AMT, 5.25%, 07/01/48(b)	1,205	1,295,992
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/49(c)	485	425,701

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utah (continued)
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/55(c)	$935	$815,312
Utah Housing Corp., RB, S/F Housing, Series D2, Class III, 4.00%, 01/01/36	455	450,596

		7,080,740

Virginia — 0.6%
Roanoke Economic Development Authority, Refunding RB, 3.00%, 07/01/45	1,825	1,428,032
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	4,920	4,627,796

		6,055,828

Washington — 1.7%
Port of Seattle Washington, ARB
Series C, AMT, 5.00%, 04/01/40	2,395	2,419,108
Series C, AMT, Intermediate Lien, 5.00%, 05/01/42	2,655	2,725,971
Snohomish County Housing Authority, Refunding RB, 4.00%, 04/01/44	1,140	1,058,781
Washington Health Care Facilities Authority, RB, 4.00%, 10/01/45	1,670	1,466,258
Washington Health Care Facilities Authority, Refunding RB, 5.00%, 10/01/38	8,075	8,249,283

		15,919,401

Wisconsin — 1.7%
Public Finance Authority, RB
5.00%, 10/15/41(c)	570	521,069
5.00%, 10/15/56(c)	225	190,460
Class A, 6.00%, 06/15/52	505	459,582
Class A, 6.13%, 06/15/57	570	523,172
Series A, 5.00%, 07/15/39(c)	250	232,693
Series A, 5.00%, 07/01/40(c)	450	409,316
Series A, 5.00%, 10/15/40(c)	1,130	1,023,393
Series A, 5.00%, 07/15/49(c)	955	834,610
Series A, 5.00%, 07/15/54(c)	455	388,565
Series A, 5.00%, 10/15/55(c)	1,545	1,284,097
Series A-1, 4.50%, 01/01/35(c)	600	534,028
Public Finance Authority, Refunding RB(c)
5.00%, 09/01/49	825	624,962
5.25%, 05/15/52	1,015	884,127
Wisconsin Housing & Economic Development Authority Home Ownership Revenue, RB, S/F Housing, Series A, 1.95%, 09/01/32	450	384,687
Wisconsin Housing & Economic Development Authority Housing Revenue, RB, M/F Housing
Series A, 4.15%, 11/01/48	5,080	4,752,985
Series A, 4.45%, 05/01/57	3,395	3,176,389

		16,224,135

Total Municipal Bonds — 140.2% (Cost: $1,331,707,528)		1,346,581,007

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

Arizona — 0.4%
City of Phoenix Civic Improvement Corp., RB, AMT, Senior Lien, 5.00%, 07/01/43	$4,000	$4,151,468

District of Columbia — 0.3%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, 4.10%, 09/01/39	3,052	2,949,629

Florida — 1.8%
City of Tampa Florida Water & Wastewater System Revenue, RB, Series A, 5.25%, 10/01/57	7,850	8,691,516
City of Tampa Florida, RB, Series A, 4.00%, 11/15/46	1,920	1,837,648
County of Seminole Florida Sales Tax Revenue, Refunding RB, Series B, (NPFGC), 5.25%, 10/01/31	6,300	7,232,328

		17,761,492

Illinois — 1.3%
Illinois Finance Authority, Refunding RB, Series A, 5.00%, 08/15/51	7,123	7,581,611
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/38	5,014	5,018,375

		12,599,986

Kansas — 1.3%
Wyandotte County Unified School District No. 500 Kansas City, GO, Series A, 5.50%, 09/01/47	11,167	12,011,441

Michigan — 0.3%
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,748	2,524,743

New York — 3.6%
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	5,885	5,740,120
New York City Municipal Water Finance Authority, Refunding RB, Series DD, 5.00%, 06/15/35	3,945	4,027,070
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/47	6,600	6,555,846
Port Authority of New York & New Jersey, Refunding RB, 5.25%, 10/15/57	5,090	5,329,294
Triborough Bridge & Tunnel Authority, RB, Series A, 5.00%, 11/15/51	7,270	7,798,932
Triborough Bridge & Tunnel Authority, Refunding RB, Series C, 4.13%, 05/15/52	5,520	5,381,277

		34,832,539

Texas — 0.3%
County of Hidalgo Texas, GO, Series A, 4.00%, 08/15/43	2,703	2,667,781

Virginia — 1.2%
Hampton Roads Transportation Accountability Commission, RB, Series A, 4.00%, 07/01/57	11,880	11,357,987

64	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin — 0.2%
Wisconsin Housing & Economic Development Authority Housing Revenue, RB, M/F Housing, Series A, 4.30%, 11/01/53	$1,605	$1,466,827

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 10.7% (Cost: $99,875,780)		102,323,893

Total Long-Term Investments — 150.9% (Cost: $1,431,583,308)		1,448,904,900

	Shares

Short-Term Securities

Money Market Funds — 1.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 3.57%(i)(j)	16,360,404	16,360,404

Total Short-Term Securities — 1.7% (Cost: $16,360,404)		16,360,404

Total Investments — 152.6% (Cost: $1,447,943,712)		1,465,265,304

Other Assets Less Liabilities — 0.1%		1,058,183

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.8)%		(55,764,799)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (46.9)%		(450,241,856)

Net Assets Applicable to Common Shares — 100.0%		$960,316,832

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	When-issued security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	Zero-coupon bond.
(f)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(g)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$1,416,913	$14,938,818	(a)	$—	$4,673	$—	$16,360,404	16,360,404	$340,482	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	117	09/20/23	$13,042	$(38,557)
U.S. Long Bond	123	09/20/23	15,329	(66,752)
5-Year U.S. Treasury Note	104	09/29/23	11,116	(26,950)

				$(132,259)

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Quality Fund, Inc. (MQY)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$132,259	$—	$132,259

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$6,669,612	$—	$6,669,612

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$6,018,593	$—	$6,018,593

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$93,407,844

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$1,346,581,007	$—	$1,346,581,007
Municipal Bonds Transferred to Tender Option Bond Trusts	—	102,323,893	—	102,323,893
Short-Term Securities
Money Market Funds	16,360,404	—	—	16,360,404

	$16,360,404	$1,448,904,900	$—	$1,465,265,304

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(132,259)	$—	$—	$(132,259)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

66	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Quality Fund, Inc. (MQY)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(55,257,457)	$—	$(55,257,457)
VRDP Shares at Liquidation Value	—	(450,300,000)	—	(450,300,000)

	$—	$(505,557,457)	$—	$(505,557,457)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	67

Statements of Assets and Liabilities

July 31, 2023

	BTA	MUA	MUI	MYD

ASSETS
Investments, at value — unaffiliated(a)	$211,118,004	$542,234,061	$1,571,219,595	$807,928,207
Investments, at value — affiliated(b)	12,588,591	73,862,164	36,788,624	25,211,856
Cash pledged for futures contracts	—	—	883,000	—
Receivables:
Investments sold	5,025	572,378	479,831	—
Dividends — affiliated	29,525	175,246	73,556	46,634
Interest — unaffiliated	2,271,975	5,711,430	15,278,220	7,996,681
Deferred offering costs	—	61,500	—	—
Prepaid expenses	45,685	120,495	186,156	2,537

Total assets	226,058,805	622,737,274	1,624,908,982	841,185,915

ACCRUED LIABILITIES
Bank overdraft	—	29,231	122,616	70,513
Payables:
Investments purchased	—	—	14,128,320	9,538,433
Accounting services fees	12,349	40,805	74,754	50,188
Capital shares redeemed	—	—	262,429	146,542
Custodian fees	1,859	3,592	7,528	5,027
Income dividend distributions — Common Shares	7,834	82,838	143,569	93,296
Interest expense and fees	102,060	85,035	529,272	158,408
Investment advisory fees	117,319	283,990	749,690	351,459
Offering costs	—	52,070	—	—
Directors’ and Officer’s fees	25,448	2,476	598,587	341,444
Other accrued expenses	9,205	27,802	21,886	12,582
Professional fees	58,481	73,161	92,376	92,001
Proxy fees	—	—	163,243	—
Transfer agent fees	11,683	26,036	12,357	25,500
Variation margin on futures contracts	—	—	75,594	—

Total accrued liabilities	346,238	707,036	16,982,221	10,885,393

OTHER LIABILITIES
TOB Trust Certificates	10,756,654	10,896,731	82,630,947	15,710,460
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	75,668,152	174,934,520	561,395,143	251,120,222

Total other liabilities	86,424,806	185,831,251	644,026,090	266,830,682

Total liabilities	86,771,044	186,538,287	661,008,311	277,716,075

Commitments and contingent liabilities
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$139,287,761	$436,198,987	$963,900,671	$563,469,840

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$156,197,951	$516,098,115	$1,043,285,748	$617,855,233
Accumulated loss	(16,910,190)	(79,899,128)	(79,385,077)	(54,385,393)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$139,287,761	$436,198,987	$963,900,671	$563,469,840

Net asset value per Common Share	$10.36	$11.28	$13.23	$12.14

(a) Investments, at cost — unaffiliated	$218,283,502	$584,902,504	$1,556,600,833	$799,539,177
(b) Investments, at cost — affiliated	$12,586,873	$73,855,485	$36,788,698	$25,212,433
(c) Preferred Shares outstanding	760	1,750	5,617	2,514
(d) Preferred Shares authorized	Unlimited	1,750	18,417	16,234
(e) Par value per Preferred Share	$0.001	$0.10	$0.10	$0.10
(f) Common Shares outstanding	13,439,892	38,663,595	72,867,992	46,410,326
(g) Common Shares authorized	Unlimited	199,998,250	199,981,583	199,983,766
(h) Par value per Common Share	$0.001	$0.10	$0.10	$0.10

See notes to financial statements.

68	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

July 31, 2023

MQY

ASSETS
Investments, at value — unaffiliated(a)	$1,448,904,900
Investments, at value — affiliated(b)	16,360,404
Cash pledged for futures contracts	861,000
Receivables:
Investments sold	436,369
Dividends — affiliated	49,992
Interest — unaffiliated	13,015,901
Prepaid expenses	1,037,060

Total assets	1,480,665,626

ACCRUED LIABILITIES
Bank overdraft	163,131
Payables:
Investments purchased	12,432,013
Accounting services fees	71,388
Capital shares redeemed	358,795
Custodian fees	7,264
Income dividend distributions — Common Shares	182,929
Interest expense and fees	507,342
Investment advisory fees	621,319
Directors’ and Officer’s fees	289,300
Other accrued expenses	13,785
Professional fees	90,258
Transfer agent fees	38,241
Variation margin on futures contracts	73,716

Total accrued liabilities	14,849,481

OTHER LIABILITIES
TOB Trust Certificates	55,257,457
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	450,241,856

Total other liabilities	505,499,313

Total liabilities	520,348,794

Commitments and contingent liabilities
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$960,316,832

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$1,033,848,044
Accumulated loss	(73,531,212)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$960,316,832

Net asset value per Common Share	$13.22

(a) Investments, at cost — unaffiliated	$1,431,583,308
(b) Investments, at cost — affiliated	$16,360,404
(c) Preferred Shares outstanding	4,503
(d) Preferred Shares authorized	14,503
(e) Par value per Preferred Share	$0.10
(f) Common Shares outstanding	72,633,329
(g) Common Shares authorized	199,985,497
(h) Par value per Common Share	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	69

Statements of Operations

Year Ended July 31, 2023

	BTA	MUA	MUI	MYD

INVESTMENT INCOME
Dividends — affiliated	$174,299	$927,137	$339,713	$442,819
Interest — unaffiliated	10,860,716	29,618,393	66,502,641	36,454,537

Total investment income	11,035,015	30,545,530	66,842,354	36,897,356

EXPENSES
Investment advisory	1,385,255	3,529,288	8,906,374	4,322,400
Professional	64,361	157,150	95,963	69,741
Accounting services	29,031	94,959	177,246	116,693
Transfer agent	24,018	45,324	67,395	49,965
Printing and postage	12,823	16,397	13,931	14,614
Directors and Officer	9,657	23,013	89,419	41,610
Registration	8,280	18,080	26,223	15,794
Liquidity fees	7,741	17,824	57,209	25,605
Remarketing fees on Preferred Shares	7,600	17,500	56,170	25,140
Custodian	7,194	9,403	25,092	12,802
Proxy	—	—	238,758	—
Miscellaneous	66,545	47,811	93,562	70,341

Total expenses excluding interest expense, fees and amortization of offering costs	1,622,505	3,976,749	9,847,342	4,764,705
Interest expense, fees and amortization of offering costs(a)	3,221,930	7,447,799	23,163,397	10,591,254

Total expenses	4,844,435	11,424,548	33,010,739	15,355,959
Less:
Fees waived and/or reimbursed by the Manager	(6,224)	(33,033)	(12,529)	(17,068)

Total expenses after fees waived and/or reimbursed	4,838,211	11,391,515	32,998,210	15,338,891

Net investment income	6,196,804	19,154,015	33,844,144	21,558,465

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(8,323,059)	(40,563,879)	(76,637,476)	(56,561,172)
Investments — affiliated	2,213	3,221	12,158	9,227
Futures contracts	2,100,644	5,124,839	12,532,431	4,320,811

	(6,220,202)	(35,435,819)	(64,092,887)	(52,231,134)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(4,213,777)	(6,174,358)	28,285,080	22,974,937
Investments — affiliated	1,566	1,708	(74)	(2,649)
Futures contracts	866,463	1,296,586	4,584,466	2,140,754

	(3,345,748)	(4,876,064)	32,869,472	25,113,042

Net realized and unrealized loss	(9,565,950)	(40,311,883)	(31,223,415)	(27,118,092)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(3,369,146)	$(21,157,868)	$2,620,729	$(5,559,627)

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

70	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (continued)

Year Ended July 31, 2023

MQY

INVESTMENT INCOME
Dividends — affiliated	$340,482
Interest — unaffiliated	66,107,655

Total investment income	66,448,137

EXPENSES
Investment advisory	7,586,148
Professional	168,291
Accounting services	166,626
Transfer agent	64,269
Directors and Officer	60,559
Registration	52,460
Custodian	27,003
Printing and postage	14,104
Miscellaneous	42,411

Total expenses excluding interest expense, fees and amortization of offering costs	8,181,871
Interest expense, fees and amortization of offering costs(a)	19,008,768

Total expenses	27,190,639
Less:
Fees waived and/or reimbursed by the Manager	(13,239)

Total expenses after fees waived and/or reimbursed	27,177,400

Net investment income	39,270,737

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(66,687,910)
Investments — affiliated	4,673
Futures contracts	6,669,612

(60,013,625)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	6,020,021
Futures contracts	6,018,593

12,038,614

Net realized and unrealized loss	(47,975,011)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(8,704,274)

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	71

Statements of Changes in Net Assets

	BTA			MUA

	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$6,196,804	$2,016,252	$8,733,495	$19,154,015	$5,574,960	$21,674,239
Net realized gain (loss)	(6,220,202)	850,948	805,867	(35,435,819)	3,766,936	3,896,638
Net change in unrealized appreciation (depreciation)	(3,345,748)	271,828	(30,583,646)	(4,876,064)	155,267	(88,707,665)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(3,369,146)	3,139,028	(21,044,284)	(21,157,868)	9,497,163	(63,136,788)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income and net realized gain	(7,268,272)	(2,196,989)	(8,677,591)	(25,968,802)	(5,232,689)	(27,559,514)
Return of capital	(209,790)	—	—	(1,169,737)	—	—

Decrease in net assets resulting from distributions to Common Shareholders	(7,478,062)	(2,196,989)	(8,677,591)	(27,138,539)	(5,232,689)	(27,559,514)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares	—	—	—	2,613,331	1,844,863	12,810,577
Reinvestment of common distributions	21,507	14,277	127,234	164,753	81,818	1,039,293

Net increase in net assets derived from capital share transactions	21,507	14,277	127,234	2,778,084	1,926,681	13,849,870

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(10,825,701)	956,316	(29,594,641)	(45,518,323)	6,191,155	(76,846,432)
Beginning of period	150,113,462	149,157,146	178,751,787	481,717,310	475,526,155	552,372,587

End of period	$139,287,761	$150,113,462	$149,157,146	$436,198,987	$481,717,310	$475,526,155

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

72	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	MUI			MYD

	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$33,844,144	$10,029,152	$22,730,839	$21,558,465	$6,531,002	$29,819,545
Net realized gain (loss)	(64,092,887)	(14,312,908)	(5,232,138)	(52,231,134)	3,151,565	1,406,427
Net change in unrealized appreciation (depreciation)	32,869,472	29,849,550	(113,330,106)	25,113,042	2,804,901	(124,406,956)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	2,620,729	25,565,794	(95,831,405)	(5,559,627)	12,487,468	(93,180,984)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(33,052,457)	(11,967,097)	(24,815,980)	(19,721,917)	(7,249,093)	(30,564,427)
Return of capital	(1,302,207)	—	—	(3,240,481)	—	—

Decrease in net assets resulting from distributions to Common Shareholders	(34,354,664)	(11,967,097)	(24,815,980)	(22,962,398)	(7,249,093)	(30,564,427)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares due to reorganization	—	—	497,273,284	—	—	—
Redemption of shares resulting from share repurchase program (including transaction costs)	(11,621,508)	—	—	(5,377,139)	—	—
Redemption of common shares due to reorgnization	—	—	(138)	—	—	—

Net increase (decrease) in net assets derived from capital share transactions	(11,621,508)	—	497,273,146	(5,377,139)	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(43,355,443)	13,598,697	376,625,761	(33,899,164)	5,238,375	(123,745,411)
Beginning of period	1,007,256,114	993,657,417	617,031,656	597,369,004	592,130,629	715,876,040

End of period	$963,900,671	$1,007,256,114	$993,657,417	$563,469,840	$597,369,004	$592,130,629

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	73

Statements of Changes in Net Assets (continued)

	MQY

	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$39,270,737	$12,080,054	$52,517,330
Net realized gain (loss)	(60,013,625)	2,376,324	(6,019,147)
Net change in unrealized appreciation (depreciation)	12,038,614	9,208,730	(198,334,347)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(8,704,274)	23,665,108	(151,836,164)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(37,256,010)	(12,817,468)	(55,356,148)
Return of capital	(4,119,807)	—	—

Decrease in net assets resulting from distributions to Common Shareholders	(41,375,817)	(12,817,468)	(55,356,148)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	1,173,646
Redemption of shares resulting from share repurchase program (including transaction costs)	(7,063,733)	—	—

Net increase (decrease) in net assets derived from capital share transactions	(7,063,733)	—	1,173,646

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(57,143,824)	10,847,640	(206,018,666)
Beginning of period	1,017,460,656	1,006,613,016	1,212,631,682

End of period	$960,316,832	$1,017,460,656	$1,006,613,016

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

74	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows

Year Ended July 31, 2023

	BTA	MUA	MUI	MYD

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(3,369,146)	$(21,157,868)	$2,620,729	$(5,559,627)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	78,040,274	222,878,982	867,927,005	488,829,953
Purchases of long-term investments	(48,905,502)	(138,465,601)	(762,836,452)	(389,258,990)
Net purchases of short-term securities	(12,079,755)	(58,828,823)	(31,454,545)	(12,242,130)
Amortization of premium and accretion of discount on investments and other fees	(484,480)	(1,420,084)	6,972,230	985,298
Net realized loss on investments	8,320,846	40,560,658	76,625,318	56,551,945
Net unrealized (appreciation) depreciation on investments	4,212,211	6,172,650	(28,285,006)	(22,972,288)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(27,091)	(164,153)	(71,193)	(36,520)
From the Manager	—	—	5,262	—
Interest — unaffiliated	300,230	394,128	992,657	987,426
Variation margin on futures contracts	444	—	—	—
Prepaid expenses	3,552	(7,800)	65,944	26,076
Deferred offering costs	—	2,069	—	—
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(7,007)	(33,500)	(75,641)	(44,806)
Custodian fees	(1,432)	(2,111)	(3,565)	(2,193)
Interest expense and fees	50,849	27,087	238,322	(37,556)
Investment advisory fees	(126,000)	(290,192)	(826,839)	(377,020)
Directors’ and Officer’s fees	796	(2,073)	(1,082)	(11,941)
Other accrued expenses	(850)	7,890	(6,123)	(6,226)
Professional fees	(15,283)	(33,831)	(25,374)	(22,865)
Proxy fees	—	—	163,243	—
Transfer agent fees	(36)	(15,069)	(25,829)	(13,469)
Variation margin on futures contracts	(10,583)	(63,743)	31,977	(87,947)

Net cash provided by operating activities	25,902,037	49,558,616	132,031,038	116,707,120

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(8,181,084)	(28,639,964)	(38,200,128)	(25,285,466)
Payments for offering costs	—	(10,872)	—	—
Repayments of TOB Trust Certificates	(22,933,638)	(31,548,256)	(160,092,360)	(100,445,192)
Repayments of Loan for TOB Trust Certificates	—	—	(4,000,000)	—
Net payments on Common Shares redeemed	—	—	(11,359,079)	(5,230,597)
Proceeds from TOB Trust Certificates	4,568,960	6,395,446	74,954,333	8,864,066
Proceeds from Loan for TOB Trust Certificates	—	—	4,000,000	—
Increase (decrease) in bank overdraft	(2,564)	29,231	114,453	70,513
Amortization of deferred offering costs	18,289	5,468	16,743	18,273
Proceeds from issuance of Common Shares	—	2,613,331	—	—

Net cash used for financing activities	(26,530,037)	(51,155,616)	(134,566,038)	(122,008,403)

CASH
Net decrease in restricted and unrestricted cash	(628,000)	(1,597,000)	(2,535,000)	(5,301,283)
Restricted and unrestricted cash at beginning of year	628,000	1,597,000	3,418,000	5,301,283

Restricted and unrestricted cash at end of year	$—	$—	$883,000	$—

SUPPLEMENTAL DISCLOSURE OFCASH FLOW INFORMATION
Cash paid during the year for interest expense	$3,152,792	$7,415,244	$22,908,332	$10,610,537

NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$21,507	$164,753	$—	$—

F I N A N C I A L S T A T E M E N T S	75

Statements of Cash Flows  (continued)

Year Ended July 31, 2023

	BTA	MUA	MUI	MYD

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged
Futures contracts	—	—	883,000	—

	$—	$—	$883,000	$—

See notes to financial statements.

76	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows  (continued)

Year Ended July 31, 2023

MQY

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(8,704,274)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	722,010,963
Purchases of long-term investments	(555,408,542)
Net purchases of short-term securities	(14,938,818)
Amortization of premium and accretion of discount on investments and other fees	246,231
Net realized loss on investments	66,683,237
Net unrealized appreciation on investments	(6,020,021)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(46,131)
Interest — unaffiliated	1,334,306
Prepaid expenses	(52,430)
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(62,281)
Custodian fees	(5,866)
Interest expense and fees	167,277
Investment advisory fees	(704,438)
Directors’ and Officer’s fees	5,511
Other accrued expenses	(12,336)
Professional fees	24,730
Transfer agent fees	(22,734)
Variation margin on futures contracts	(61,588)

Net cash provided by operating activities	204,432,796

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(45,294,478)
Repayments of TOB Trust Certificates	(178,859,893)
Repayments of Loan for TOB Trust Certificates	(3,700,960)
Net payments on Common Shares redeemed including change in redemptions payable	(6,704,938)
Proceeds from TOB Trust Certificates	23,438,515
Proceeds from Loan for TOB Trust Certificates	3,700,960
Increase in bank overdraft	163,131
Amortization of deferred offering costs	63,867

Net cash used for financing activities	(207,193,796)

CASH
Net decrease in restricted and unrestricted cash	(2,761,000)
Restricted and unrestricted cash at beginning of year	3,622,000

Restricted and unrestricted cash at end of year	$861,000

SUPPLEMENTAL DISCLOSURE OFCASH FLOW INFORMATION
Cash paid during the year for interest expense	$18,777,624

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged
Futures contracts	861,000

$861,000

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	77

Financial Highlights

(For a share outstanding throughout each period)

	BTA

	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22		Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19

Net asset value, beginning of period	$11.17	$11.10		$13.31	$11.20	$12.47	$12.28

Net investment income(a)	0.46	0.15		0.65	0.67	0.60	0.62
Net realized and unrealized gain (loss)	(0.71)	0.08		(2.21)	2.05	(1.26)	0.20

Net increase (decrease) from investment operations	(0.25)	0.23		(1.56)	2.72	(0.66)	0.82

Distributions to Common Shareholders(b)
From net investment income	(0.54)	(0.16)		(0.65)	(0.61)	(0.61)	(0.63)
Return of capital	(0.02)	—		—	—	—	—

Total distributions to Common Shareholders	(0.56)	(0.16)		(0.65)	(0.61)	(0.61)	(0.63)

Net asset value, end of period	$10.36	$11.17		$11.10	$13.31	$11.20	$12.47

Market price, end of period	$9.71	$12.10		$10.43	$13.20	$10.92	$11.88

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(1.84)%	2.11	%(d)	(12.33)%	24.80%	(5.70)%	7.34%

Based on market price	(15.07)%	17.71	%(d)	(16.93)%	26.94%	(3.49)%	12.12%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.50%	2.31	%(f)(g)	1.72%	1.73%	2.54%	2.67%

Total expenses after fees waived and/or reimbursed	3.49%	2.31	%(f)(g)	1.72%	1.73%	2.54%	2.67%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(h)(i)	1.17%	1.16	%(f)(g)	1.15%	1.14%	1.13%	1.13%

Net investment income to Common Shareholders	4.47%	5.49	%(g)	4.95%	5.32%	4.71%	5.11%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$139,288	$150,113		$149,157	$178,752	$150,344	$167,431

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$76,000	$76,000		$76,000	$76,000	$76,000	$76,000

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$260,549 (j)	$239,633	(j)	$296,259 (k)	$335,200 (k)	$297,821 (k)	$320,304 (k)

TOB Trust Certificates, end of period (000)	$10,757	$31,506		$31,735	$38,607	$36,908	$34,595

Asset coverage per $1,000 of TOB Trust Certificates, end of period(l)	$20,983	$8,166		N/A	N/A	N/A	N/A

Portfolio turnover rate	20%	8%		17%	27%	34%	31%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.40%, 2.39% and 1.24%, respectively.

(g)	Annualized.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19

Expense ratios	1.16%	1.15%	1.14%	1.13%	1.12%	1.12%

(j)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(k)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

78	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

(i)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MUA

	Year Ended 07/31/23		Period from 05/01/22 to 07/31/22		Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19

Net asset value, beginning of period	$12.53		$12.42		$14.77	$12.83	$14.14	$14.01

Net investment income(a)	0.50		0.15		0.57	0.62	0.63	0.67
Net realized and unrealized gain (loss)	(1.04)		0.10		(2.20)	1.96	(1.29)	0.12

Net increase (decrease) from investment operations	(0.54)		0.25		(1.63)	2.58	(0.66)	0.79

Distributions to Common Shareholders(b)
From net investment income	(0.50)		(0.14)		(0.58)	(0.64)	(0.63)	(0.66)
From net realized gain	(0.18)		—		(0.14)	—	(0.02)	—
Return of capital	(0.03)		—		—	—	—	—

Total distributions to Common Shareholders	(0.71)		(0.14)		(0.72)	(0.64)	(0.65)	(0.66)

Net asset value, end of period	$11.28		$12.53		$12.42	$14.77	$12.83	$14.14

Market price, end of period	$10.24		$12.55		$11.90	$15.26	$12.48	$14.98

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(3.85)%		2.00	%(d)	(11.63)%	20.41%	(5.03)%	5.97%

Based on market price	(12.86)%		6.63	%(d)	(18.05)%	27.89%	(12.80)%	19.07%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	2.58%		1.67	%(f)(g)	0.98%	0.81%	0.98%	1.01%

Total expenses after fees waived and/or reimbursed	2.57%		1.67	%(f)(g)	0.98%	0.80%	0.98%	1.01%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(h)	0.89	%(i)	0.88	%(f)(g)	0.77%	0.71%	0.69%	0.70%

Net investment income to Common Shareholders	4.33%		4.75	%(g)	3.90%	4.39%	4.43%	4.77%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$436,199		$481,717		$475,526	$552,373	$463,431	$509,645

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$175,000		$175,000		$175,000	$—	$—	$—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$334,645	(j)	$321,536	(j)	$371,729 (k)	$—	$—	$—

TOB Trust Certificates, end of period (000)	$10,897		$42,444		$41,712	$68,781	$69,232	$71,659

Asset coverage per $1,000 of TOB Trust Certificates, end of period(l)	$57,083		$16,471		N/A	N/A	N/A	N/A

Portfolio turnover rate	21%		5%		24%	19%	21%	19%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.69%, 1.69% and 0.90%, respectively.

(g)	Annualized.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)

For the year ended July 31, 2023, the total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.88%.

(j)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(k)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(l)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

80	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MUI

	Year Ended 07/31/23		Period from 05/01/22 to 07/31/22		Year Ended 04/30/22		Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19

Net asset value, beginning of period	$13.64		$13.45		$16.11		$14.62	$15.40	$14.93

Net investment income(a)	0.46		0.14		0.56		0.64	0.56	0.56
Net realized and unrealized gain (loss)	(0.40)		0.21		(2.57)		1.48	(0.81)	0.47

Net increase (decrease) from investment operations	0.06		0.35		(2.01)		2.12	(0.25)	1.03

Distributions to Common Shareholders(b)
From net investment income	(0.45)		(0.16)		(0.65)		(0.63)	(0.53)	(0.53)
From net realized gain	—		—		—		—	—	(0.03)
Return of capital	(0.02)		—		—		—	—	—

Total distributions to Common Shareholders	(0.47)		(0.16)		(0.65)		(0.63)	(0.53)	(0.56)

Net asset value, end of period	$13.23		$13.64		$13.45		$16.11	$14.62	$15.40

Market price, end of period	$11.47		$12.44		$12.26		$15.09	$13.13	$13.85

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.05%		2.73	%(d)	(12.79)%		15.08%	(1.41)%	7.68%

Based on market price	(3.95)%		2.79	%(d)	(15.13)%		20.02%	(1.56)%	11.13%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.46	%(f)	2.25	%(g)(h)	1.67	%(i)	1.58%	2.31%	2.63%

Total expenses after fees waived and/or reimbursed	3.45	%(f)	2.25	%(g)(h)	1.67	%(i)	1.58%	2.31%	2.63%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(j)	1.03	%(f)(k)	1.07	%(g)(h)	1.02	%(i)	0.98%	0.97%	1.01%

Net investment income to Common Shareholders	3.54%		4.06	%(h)	3.63%		4.05%	3.59%	3.73%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$963,901		$1,007,256		$993,657		$617,032	$559,934	$589,887

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$561,700		$561,700		$561,700		$—	$—	$—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$249,597	(l)	$237,229	(l)	$276,902	(m)	$—	$—	$—

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$—		$—		$—		$287,100	$287,100	$287,100

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$—		$—		$—		$314,919 (m)	$295,031 (m)	$305,464 (m)

TOB Trust Certificates, end of period (000)	$82,631		$172,298		$180,858		$93,069	$92,014	$93,421

Asset coverage per $1,000 of TOB Trust Certificates, end of period(n)	$19,459		$10,104		N/A		N/A	N/A	N/A

Portfolio turnover rate	47%		14%		25%		13%	20%	24%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs, would have been 3.43%, 3.42% and 1.00%, respectively.

(g)

Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.27%, 2.27% and 1.08%, respectively.

(h)	Annualized.
(i)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs, would have been 1.62%, 1.61% and 0.96%, respectively.

(j)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP/VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(k)

For the year ended July 31, 2023, the total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.02%.

(l)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(m)

Calculated by subtracting the Fund’s total liabilities (not including VRDP/VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP/VMTP Shares, and by multiplying the results by 100,000.

F I N A N C I A L H I G H L I G H T S	81

Financial Highlights (continued)

(For a share outstanding throughout each period)

(n)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

82	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MYD

	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22		Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19

Net asset value, beginning of period	$12.73	$12.62		$15.26	$13.38	$14.56	$14.38

Net investment income(a)	0.46	0.14		0.64	0.69	0.66	0.73
Net realized and unrealized gain (loss)	(0.56)	0.12		(2.63)	1.86	(1.16)	0.17

Net increase (decrease) from investment operations	(0.10)	0.26		(1.99)	2.55	(0.50)	0.90

Distributions to Common Shareholders(b)
From net investment income	(0.42)	(0.15)		(0.65)	(0.67)	(0.68)	(0.72)
Return of capital	(0.07)	—		—	—	—	—

Total distributions to Common Shareholders	(0.49)	(0.15)		(0.65)	(0.67)	(0.68)	(0.72)

Net asset value, end of period	$12.14	$12.73		$12.62	$15.26	$13.38	$14.56

Market price, end of period	$10.50	$11.72		$11.43	$14.62	$12.29	$14.15

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(0.08)%	2.21	%(d)	(13.39)%	19.61%	(3.66)%	6.80%

Based on market price	(6.13)%	3.90	%(d)	(18.13)%	24.76%	(8.94)%	13.76%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	2.75%	1.87	%(f)(g)	1.35%	1.36%	2.07%	2.27%

Total expenses after fees waived and/or reimbursed	2.75%	1.87	%(f)(g)	1.35%	1.36%	2.07%	2.27%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(h)(i)	0.85%	0.89	%(f)(g)	0.86%	0.87%	0.85%	0.88%

Net investment income to Common Shareholders	3.86%	4.47	%(g)	4.26%	4.66%	4.49%	5.10%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$563,470	$597,369		$592,131	$715,876	$627,798	$682,832

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$251,400	$251,400		$251,400	$251,400	$251,400	$251,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$310,951 (j)	$262,525	(j)	$335,533 (k)	$384,756 (k)	$349,719 (k)	$371,612 (k)

TOB Trust Certificates, end of period (000)	$15,710	$116,156		$137,078	$145,316	$147,785	$136,925

Asset coverage per $1,000 of TOB Trust Certificates, end of period(l)	$52,852	$8,305		N/A	N/A	N/A	N/A

Portfolio turnover rate	46%	4%		14%	14%	19%	17%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.89%, 1.89% and 0.91%, respectively.

(g)	Annualized.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19

Expense ratios	0.84%	0.88%	0.85%	0.86%	0.85%	0.88%

(j)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(k)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(l)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	83

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MQY

	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22		Year Ended 04/30/22	Year Ended 04/30/21		Year Ended 04/30/20	Year Ended 04/30/19

Net asset value, beginning of period	$13.89	$13.74		$16.57	$14.79		$15.67	$15.22

Net investment income(a)	0.54	0.16		0.72	0.75		0.67	0.69
Net realized and unrealized gain (loss)	(0.64)	0.17		(2.79)	1.80		(0.91)	0.47

Net increase (decrease) from investment operations	(0.10)	0.33		(2.07)	2.55		(0.24)	1.16

Distributions to Common Shareholders(b)
From net investment income	(0.51)	(0.18)		(0.76)	(0.77)		(0.64)	(0.69)
From net realized gain	—	—		—	—		—	(0.02)
Return of capital	(0.06)	—		—	—		—	—

Total distributions to Common Shareholders	(0.57)	(0.18)		(0.76)	(0.77)		(0.64)	(0.71)

Net asset value, end of period	$13.22	$13.89		$13.74	$16.57		$14.79	$15.67

Market price, end of period	$11.86	$13.12		$12.80	$15.92		$13.88	$13.99

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(0.11)%	2.44	%(d)	(12.93)%	17.56%		(1.44)%	8.42%

Based on market price	(5.12)%	3.86	%(d)	(15.58)%	20.35%		3.60%	6.53%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	2.85%	1.90	%(f)(g)	1.33%	1.48	%(h)	2.20%	2.48%

Total expenses after fees waived and/or reimbursed	2.85%	1.90	%(f)(g)	1.33%	1.47	%(h)	2.20%	2.48%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(i)(j)	0.86%	0.89	%(f)(g)	0.85%	0.95	%(h)	0.90%	0.93%

Net investment income to Common Shareholders	4.11%	4.84	%(g)	4.45%	4.64%		4.15%	4.55%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$960,317	$1,017,461		$1,006,613	$1,212,632		$454,276	$481,212

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$450,300	$450,300		$450,300	$450,300		$176,600	$176,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$289,952 (k)	$253,932	(k)	$323,543 (l)	$369,294	(l)	$357,235 (l)	$372,487 (l)

TOB Trust Certificates, end of period (000)	$55,257	$210,679		$230,928	$268,075		$129,475	$134,198

Asset coverage per $1,000 of TOB Trust Certificates, end of period(m)	$26,527	$7,966		N/A	N/A		N/A	N/A

Portfolio turnover rate	37%	8%		17%	8%		18%	21%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.92%, 1.92% and 0.92%, respectively.

(g)	Annualized.
(h)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost would have been 1.42%, 1.41% and 0.90%, respectively.

(i)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(j)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20

Expense ratios	0.86%	0.89%	0.85%	0.94%	0.90%

(k)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(l)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

84	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

(m)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	85

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification

BlackRock Long-Term Municipal Advantage Trust	BTA	Delaware	Diversified
BlackRock MuniAssets Fund, Inc.	MUA	Maryland	Diversified
BlackRock Municipal Income Fund, Inc.	MUI	Maryland	Diversified
BlackRock MuniYield Fund, Inc.	MYD	Maryland	Diversified
BlackRock MuniYield Quality Fund, Inc.	MQY	Maryland	Diversified

The Boards of Directors and Board of Trustees of the Funds are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

PriorYear Reorganization: The Board and shareholders of MUI (the “Acquiring Fund”) and the Board and shareholders of BlackRock MuniHoldings Investment Quality Fund (“MFL”), (the “Target Fund”) approved the reorganization of the Target Fund into the Acquiring Fund. As a result, the Acquiring Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of the Acquiring Fund.

Each Common Shareholder of the Target Fund received Common Shares of the Acquiring Fund in an amount equal to the aggregate NAV of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on April 8, 2022, less the costs of the Target Fund’s reorganization. Cash was distributed for any fractional shares.

Each Preferred Shareholder of the Target Fund received Preferred Shares of the Acquiring Fund in an amount equal to the aggregate liquidation preference of the Target Fund’s Preferred Shares held by such Preferred Shareholder prior to the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of Common Shares and Preferred Shares of the Acquiring Fund in the following amounts and at the following conversion ratios:

Target Fund	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	MUI’s Share Class	Shares of MUI

MFL	Common	37,896,208	0.93874076	Common	35,574,705(a)
MFL	VRDP	2,746	1	VRDP	2,746

(a)	Net of fractional shares redeemed.

The Target Fund’s net assets and composition of net assets on April 8, 2022, the valuation date of the reorganization were as follows:

MFL

Net assets applicable to Common Shareholders	$497,273,284
Paid-in-capital	513,150,872
Accumulated loss	(15,877,588)

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Funds was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to Common Shareholders of the Acquiring Fund before the reorganization was $535,317,061. The aggregate net assets applicable to Common Shareholders of the Acquiring Fund immediately after the reorganization amounted to $1,032,590,345. The Target Fund’s fair value and cost of financial instruments prior to the reorganization was as follows:

Target Fund	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value

MFL	$846,552,183	$858,217,170	$88,413,120	$274,600,000

The purpose of these transactions was to combine two funds managed by the Manager with similar investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on April 11, 2022.

86	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Assuming the reorganization had been completed on May 1, 2021, the beginning of the fiscal reporting period of the Acquiring Fund, the pro forma results of operations for the year ended April 30, 2022, were as follows:

•	Net investment income (loss): $42,471,276

•	Net realized and change in unrealized gain/loss on investments: $(198,977,307)

•	Net decrease in net assets resulting from operations: $(156,506,031)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statements of Operations since April 11, 2022.

Reorganization costs incurred by MUI in connection with the reorganization were expensed by MUI. The Manager reimbursed MUI $42,542.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Directors and Officer expense on the Statements of Operations. The Directors and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

88	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: The Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MUA, MYD and MQY management believes that a fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total

BTA	$393,819	$63,753	$30,098	$487,670
MUA	600,409	102,929	33,594	736,932

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements  (continued)

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total

MUI	$2,621,104	$397,459	$121,244	$3,139,807
MYD	1,312,439	225,157	76,284	1,613,880
MQY	2,759,892	452,614	143,437	3,355,943

For the year ended July 31, 2023, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End		Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts

BTA	$20,460,573		$10,756,654		4.01%	—4.28%	$15,607,835	3.12%
MUA	18,375,478		10,896,731		4.01	—4.03	24,054,700	3.06
MUI	150,287,252		82,630,947		4.01	—4.28	101,344,545	3.10
MYD	23,685,697		15,710,460		4.01	—4.03	53,764,543	3.00
MQY	102,323,893		55,257,457		4.01	—4.08	110,558,261	3.03

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at July 31, 2023, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at July 31, 2023.

For the year ended July 31, 2023, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

Fund Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans

MUI	$—	—%	$76,633	0.63%
MQY	—	—	310,091	0.70

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

90	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund, except MUI and BTA, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	MUA	MYD	MQY

Investment advisory fees	0.55%	0.50%	0.50%

For such services, BTA pays the Manager a monthly fee of 1.00% at an annual rate equal to a percentage of the average weekly value of the Fund’s net assets.

For such services, MUI pays the Manager a monthly fee of 0.55% of (i) the average daily value of MUI’s net assets and (ii) the proceeds of any outstanding debt securities and borrowings used for leverage.

For purposes of calculating these fees, with respect to each Fund other than BTA, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

For purposes of calculating this fee, with respect to BTA, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which includes liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares).

Distribution Fees: MUA has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of MUA common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of MUA’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended July 31, 2023 amounted to $5,284.

Expense Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

BTA	$6,224
MUA	33,033
MUI	12,529
MYD	17,068
MQY	13,239

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended July 31, 2023, there were no fees waived by the Manager pursuant to this arrangement.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended July 31, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales

BTA	$44,836,007	$78,041,066
MUA	128,297,870	223,431,359
MUI	746,593,480	866,114,752
MYD	385,673,258	488,824,937
MQY	559,420,630	719,957,377

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)

BTA	$(15,204)	$15,204
MUA	(3,471)	3,471
MUI	(16,667)	16,667
MYD	(15,856)	15,856
MQY	(41,009)	41,009

The tax character of distributions paid was as follows:

Fund Name	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

BTA
Tax-exempt income	$9,774,023	$2,509,381	$9,399,563
Ordinary income	210,220	—	8,003
Return of capital	209,790	—	—

	$10,194,033	$2,509,381	$9,407,566

MUA
Tax-exempt income	$24,562,045	$6,009,354	$22,728,368
Ordinary income	1,254,316	—	1,134,817
Long-term capital gains	6,857,840	—	4,493,321
Return of capital	1,169,737	—	—

	$33,843,938	$6,009,354	$28,356,506

MUI
Tax-exempt income	$52,912,972	$14,275,453	$28,218,624
Ordinary income	146,332	—	224
Return of capital	1,302,207	—	—

	$54,361,511	$14,275,453	$28,218,848

MYD
Tax-exempt income	$28,487,142	$8,282,450	$32,934,118
Ordinary income	193,876	—	46,234
Return of capital	3,240,481	—	—

	$31,921,499	$8,282,450	$32,980,352

MQY
Tax-exempt income	$52,651,647	$14,554,886	$59,230,137
Ordinary income	193,321	—	812
Return of capital	4,119,807	—	—

	$56,964,775	$14,554,886	$59,230,949

As of July 31, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

BTA	$(9,842,900)	$(7,067,290)	$(16,910,190)
MUA	(37,435,486)	(42,463,642)	(79,899,128)
MUI	(92,753,418)	13,368,341	(79,385,077)

92	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Fund Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

MYD	$(62,042,247)	$7,656,854	$(54,385,393)
MQY	(90,538,839)	17,007,627	(73,531,212)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, amortization methods for premiums on fixed income securities, treatment of residual interests in tender option bond trusts, the accrual of income on securities in default and the deferral of compensation to directors.

As of July 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BTA	$219,992,665	$3,898,544	$(10,941,268)	$(7,042,724)
MUA	647,663,136	11,857,955	(54,321,597)	(42,463,642)
MUI	1,511,413,871	32,986,640	(19,023,239)	13,963,401
MYD	809,136,654	24,176,982	(15,884,033)	8,292,949
MQY	1,392,563,752	42,925,413	(25,555,003)	17,370,410

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

As short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Illiquidity Risk: Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities

N O T E S T O F I N A N C I A L S T A T E M E N T S	93

Notes to Financial Statements  (continued)

backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

94	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

10.	CAPITAL SHARE TRANSACTIONS

Each Fund, except for BTA, is authorized to issue 200 million shares, all of which were initially classified as Common Shares. BTA is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value of each Fund’s Common Shares is $0.10, except for BTA, which is $0.001. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Fund Name	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

BTA	2,033	1,294	9,324
MUA	13,454	6,820	68,542
MQY	—	—	70,961

For the period ended July 31, 2022, shares issued and outstanding remained constant for MUI.

For the period ended July 31, 2022 and year ended April 30, 2022, shares issued and outstanding remained constant for MYD.

For the year ended April 30, 2022, Common Shares of MUI issued and outstanding increased by 35,574,715 as a result of the reorganization of MFL with and into MUI.

For the year ended April 30, 2022, Common Shares of MUI issued and outstanding decreased by 10 as a result of a redemption of fractional shares from the reorganization of MFL with and into MUI.

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2021 through November 30, 2022, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. From December 1, 2022 through November 30, 2023, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Fund’s NAV. There is no assurance that the Funds will purchase shares in any particular amounts. For the period ended July 31, 2023, BTA and MUA did not repurchase any shares. For the period ended July 31, 2022 and year ended April 30, 2022, the Funds did not repurchase any shares.

The total cost of the shares repurchased is reflected in Funds’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs, were as follows:

	MUI

	Shares	Amounts

Year Ended July 31, 2023	1,002,979	$11,621,508

	MYD

	Shares	Amounts

Year Ended July 31, 2023	509,369	$5,377,139

	MQY

	Shares	Amounts

Year Ended July 31, 2023	609,349	$7,063,733

MUA has filed a prospectus with the SEC allowing it to issue an additional 5,500,000 Common Shares through an equity shelf program (a “Shelf Offering”). Under the Shelf Offering, MUA, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above the Fund’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 4,767,963 Common Shares remain available for issuance under the Shelf Offering. During the period ended July 31, 2023, MUA issued 209,413 shares under the Shelf Offering. See Additional Information - Shelf Offering Program for additional information.

Initial costs incurred by MUA in connection with its Shelf Offerings are recorded as “Deferred offering costs” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the Shelf Offering period will be charged to expense.

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

N O T E S T O F I N A N C I A L S T A T E M E N T S	95

Notes to Financial Statements  (continued)

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

The Funds (for purposes of this section, each a “VRDP Fund”) have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date

BTA	10/29/15	760	$76,000,000	11/01/45
MUA	12/15/21	1,750	175,000,000	12/15/51
MUI	04/07/22	2,871	287,100,000	04/07/52
	04/11/22	2,746	274,600,000	04/07/52
MYD	06/30/11	2,514	251,400,000	07/01/41
MQY	09/15/11	1,766	176,600,000	10/01/41
	04/19/21	2,737	273,700,000	10/01/41

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	BTA	MUA	MUI	MYD	MQY

Expiration date	11/30/24	04/30/24	11/30/24	11/30/24	07/04/24

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Fund Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings

BTA	Aa2	A
MUA	Aa2	N/A
MUI	Aa1	AA
MYD	Aa1	AA
MQY	Aa1	AA

96	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Special Rate Period: A VRDP Fund has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Funds have commenced/are set to commence a special rate period:

Fund Name	Commencement Date	Expiration Date as of Period Ended 07/31/23

BTA	10/29/15	11/15/24
MUA	12/15/21	04/15/24
MUI	04/07/22	11/15/24
MYD	04/17/14	11/15/24
MQY	10/22/15	06/19/24

Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the year ended July 31, 2023, the annualized dividend rate for the VRDP Shares were as follows:

	BTA	MUA	MUI	MYD	MQY

Dividend rates	3.57%	3.83%	3.56%	3.56%	3.46%

For the year ended July 31, 2023, VRDP Shares issued and outstanding of each VRDP Fund remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Fund Name	Dividends Accrued	Deferred Offering Costs Amortization

BTA	$2,715,971	$18,289
MUA	6,705,399	5,468
MUI	20,006,847	16,743
MYD	8,959,101	18,273
MQY	15,588,958	63,867

N O T E S T O F I N A N C I A L S T A T E M E N T S	97

Notes to Financial Statements  (continued)

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds declared and paid or will pay distributions to Common Shareholders as follows:

Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

BTA	08/01/23	08/15/23	09/01/23	$0.043500
	09/01/23	09/15/23	10/02/23	0.043500
MUA	08/01/23	08/15/23	09/01/23	0.040500
	09/01/23	09/15/23	10/02/23	0.040500
MUI	08/01/23	08/15/23	09/01/23	0.034000
	09/01/23	09/15/23	10/02/23	0.034000
MYD	08/01/23	08/15/23	09/01/23	0.036500
	09/01/23	09/15/23	10/02/23	0.036500
MQY	08/01/23	08/15/23	09/01/23	0.043500
	09/01/23	09/15/23	10/02/23	0.043500

The Funds declared and paid or will pay distributions to Preferred Shareholders as follows:

	Preferred Shares(a)

Fund Name	Shares	Series	Declared

BTA	VRDP	W-7	$287,738
MUA	VRDP	W-7	681,877
MUI	VRDP	W-7	2,126,612
MYD	VRDP	W-7	951,807
MQY	VRDP	W-7	1,666,603

(a)	Dividends declared for period August 1, 2023 to August 31, 2023.

98	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees/Directors of BlackRock Long-Term Municipal Advantage Trust, BlackRock MuniAssets Fund, Inc., BlackRock Municipal Income Fund, Inc., BlackRock MuniYield Fund, Inc., and BlackRock MuniYield Quality Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Long-Term Municipal Advantage Trust, BlackRock MuniAssets Fund, Inc., BlackRock Municipal Income Fund, Inc., BlackRock MuniYield Fund, Inc., and BlackRock MuniYield Quality Fund, Inc. (the “Funds”), including the schedules of investments, as of July 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2023, and the results of their operations and their cash flows for the year then ended, the changes in their net assets and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Changes in Net Assets	Financial Highlights

BlackRock Long-Term Municipal Advantage Trust, BlackRock MuniAssets Fund, Inc., BlackRock Municipal Income Fund, Inc., BlackRock MuniYield Fund, Inc., and BlackRock MuniYield Quality Fund, Inc.	For the year ended July 31, 2023, for the period from May 1, 2022 through July 31, 2022, and for the year ended April 30, 2022	For the year ended July 31, 2023, for the period from May 1, 2022 through July 31, 2022, and for each of the four years in the period ended April 30, 2022

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

September 22, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	99

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as tax-exempt interest dividends for the fiscal year ended July 31, 2023:

Fund Name	Exempt-Interest Dividends

BTA	$8,840,374
MUA	25,227,550
MUI	53,450,768
MYD	30,332,493
MQY	54,557,719

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended July 31, 2023:

Fund Name	20% Rate Long-Term Capital Gain Dividends

MUA	$6,857,840

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended July 31, 2023:

Fund Name	Interest Dividends

BTA	$37,660
MUA	183,721
MUI	136,071
MYD	70,887
MQY	131,926

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended July 31, 2023:

Fund Name	Interest Related Dividends

BTA	$37,660
MUA	183,721
MUI	136,071
MYD	70,887
MQY	131,926

100	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock MuniYield Fund, Inc. (“MYD”), BlackRock MuniYield Quality Fund, Inc. (“MQY”), BlackRock Long-Term Municipal Advantage Trust (“BTA”), BlackRock Municipal Income Fund, Inc. (“MUI”) and BlackRock MuniAssets Fund, Inc. (“MUA”) (collectively, the “Funds” and each, a “Fund”) met on May 4, 2023 (the “May Meeting”) and June 1-2, 2023 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements”) or (the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment adviser.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to them on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	101

Disclosure of Investment Advisory Agreements (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, registration statements in connection with MUA’s equity shelf program, and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2022, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed and considered MYD’s performance relative to MYD’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MYD generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MYD, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MYD’s underperformance relative to the Performance Metrics.

The Board reviewed and considered MQY’s performance relative to MQY’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MQY generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MQY, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered BTA’s performance relative to BTA’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BTA generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BTA, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered MUI’s performance relative to MUI’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MUI generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MUI, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MUI’s underperformance relative to the Performance Metrics.

The Board reviewed and considered MUA’s performance relative to MUA’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MUA generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MUA, and that BlackRock has explained its rationale for this belief to the Board.

102	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for each Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that MYD’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.

The Board noted that MQY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.

The Board noted that BTA’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the third and fourth quartiles, respectively, relative to the Expense Peers.

The Board noted that MUI’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

The Board noted that MUA’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Expense Peers.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception. The Board noted that although MUA may from time-to-time make additional share offerings pursuant to its equity shelf program, the growth of MUA’s assets will occur primarily through the appreciation of its investment portfolio.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. With respect to securities lending, during the year the Board also considered

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	103

Disclosure of Investment Advisory Agreements (continued)

information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

104	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since July 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

During each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.

Investment Objectives and Policies

BlackRock Long-Term Municipal Advantage Trust (BTA)

The Fund’s investment objective is to provide current income exempt from regular Federal income tax. Under normal market conditions, the Fund invests at least 80% of its total assets in municipal bonds, municipal securities and derivative instruments with exposure to such bonds and securities, in each case that are expected to pay interest or income that is exempt from regular Federal income tax. BlackRock Advisors, LLC (the “Manager”) will not conduct its own analysis of the tax status of the interest or income paid by these instruments, but will rely on the opinion of counsel to the issuer of each such instrument. The Fund may invest directly in securities or synthetically through the use of derivatives. Substantially all of the municipal bonds owned by the Fund are rated below investment grade; however, because the Fund has economic exposure to additional municipal bonds through its ownership of residual interest tender option bonds, at least 50% of the Fund’s economic exposure to investment securities is to municipal bonds rated investment grade quality. Economic exposure to municipal bonds refers to bonds owned by the Fund and bonds to which the Fund is exposed through the ownership of residual interest tender option bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (“Baa” or “BBB” or better by Moody’s Investor Service Inc. (“Moody’s”), S&P Global Ratings (“S&P”), Fitch Ratings, Inc. (“Fitch”)) or are unrated but judged to be of comparable quality by the Manager. Municipal bonds rated “Baa” by Moody’s are investment grade, but Moody’s considers municipal bonds rated “Baa” to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated “BBB” or “Baa” (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade municipal bonds.

Under normal market conditions, up to 50% of the Fund’s economic exposure to investment securities may be to municipal bonds that are rated, at the time of investment, as low as “C” by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Bonds of below investment grade quality (“Ba/BB” or below) are commonly referred to as “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

These credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issuer. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies.

Under normal market conditions, the Fund intends for its bond portfolio to consist primarily of long-term bonds (meaning bonds with a maturity of 10 years or more). Under normal market conditions, the Fund’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.

The Fund may invest in residual interest municipal tender option bonds, which are derivative interests of municipal bonds. The Fund may also invest in securities of other open-or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends exempt from Federal income tax.

The Fund invests in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the Manager’s opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to, electrical utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to, hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gains distributions subject to Federal capital gains taxation.

The Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. Insurance generally is obtained from insurers with a claims-paying ability rated “Aaa” by Moody’s or “AAA” by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Fund’s common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	105

Investment Objectives, Policies and Risks  (continued)

During temporary defensive periods (e.g., times when, in Manager’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objective under these circumstances. The Fund intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields. If the Fund invests in taxable short-term investments, a portion of your dividends would be subject to regular Federal income tax.

The Fund cannot change its investment objective without the approval of the holders of a majority of its outstanding common shares and preferred, voting together as a single class, and of the holders of a majority of the Fund’s outstanding preferred shares voting as a separate class. A “majority of the outstanding” means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques.

The Fund may invest in securities the potential return of which is based on the change in a specified interest rate or equity index.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions.

BlackRock MuniAssets Fund, Inc. (MUA)

The Fund’s investment objective is to provide high current income exempt from Federal income taxes by investing primarily in a portfolio of medium to lower grade or unrated municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets, except during temporary defensive periods, in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities paying interest which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes (“Municipal Bonds”). The Fund at all times, except during temporary defensive periods, will maintain at least 65% of its assets in Municipal Bonds which are rated in any one of the medium and lower rating categories of a nationally recognized statistical rating organization or are unrated. These ratings are currently Baa (Moody’s Investor Service Inc. (“Moody’s”)) or BBB (S&P Global Ratings (“S&P”) and Fitch Ratings, Inc. (“Fitch”)) or lower. These are fundamental policies of the Fund and, therefore, may not be changed without the approval of a majority of the Fund’s outstanding common stock and the outstanding preferred stock, including the Fund’s outstanding Variable Rate Demand Preferred Shares (the “VRDP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred stock, including the VRDP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less. The Fund may invest directly in securities or synthetically through the use of derivatives. The Fund is not intended as, and you should not construe it to be, a complete investment program. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful.

The Fund has the authority to invest as much as 35% of its total assets in Municipal Bonds in the higher rating categories of nationally recognized statistical rating organizations (ratings of A or higher by Moody’s, S&P or Fitch or comparable unrated securities). In addition, the Fund reserves the right to temporarily invest more than 20% of its total assets in short-term municipal securities, or short-term taxable money market securities (including commercial paper, certificates of deposit and repurchase agreements) for defensive purposes when, in the opinion of BlackRock Advisors, LLC (the “Manager”), prevailing market or financial conditions warrant. The Fund does not invest more than 25% of its total assets (taken at market value) in Municipal Bonds whose issuers are located in the same state. “Total assets” of the Fund means the Fund’s net assets plus the amount of any borrowings for investment purposes.

Ordinarily, the Fund does not intend to realize significant interest income that is subject to Federal income taxes. However, the Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds” (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a Federal alternative minimum tax.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”), which could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income taxes. From time to time, the Fund may realize taxable capital gains.

Investments in lower rated Municipal Bonds generally provide a higher yield and are less affected by interest rate fluctuations than higher rated tax-exempt securities of similar maturity but are subject to greater overall market risk and are also subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations.

106	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks  (continued)

The Fund seeks to reduce risk through investing in multiple issuers, credit analysis and monitoring of current developments regarding the obligor and trends in both the economy and financial markets. The Manager will use various means to research the stability and/or potential for improvement of various municipal issuers in connection with the proposed purchase of their securities by the Fund. Evaluation of each Municipal Bond may include the analysis of financial performance, debt structure, economic factors and the administrative structure of the issuer. Additionally, the priority of liens and the overall structure of the particular issue may be factors that will determine suitability for purchase. Further investigation may be performed and may include, among other things, discussions with project management, corporate officers and industry experts as well as site inspections, area analysis, and project and financial projection analysis. All purchases and sales also may be subject to the review of market data, economic projections and the performance of the financial markets. Certain economic indicators also may be monitored. Additionally, the Manager will vary the average maturity of the Fund’s portfolio securities based upon its assessment of economic and market conditions.

Leverage: The Fund currently leverages its assets through the use of VRDP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. The Fund currently does not intend to borrow money or issue debt securities. Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objective and policies.

The Fund may enter into derivative transactions that have economic leverage embedded in them.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

BlackRock Municipal Income Fund, Inc. (MUI)

The Fund’s investment objective is to provide common stockholders with high current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including assets acquired from the sale of preferred stock) plus the amount of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). The Fund may invest directly in securities or synthetically through the use of derivatives. The Fund’s investment objective and its policy of investing at least 80% of its net assets (including assets acquired from the sale of preferred stock) plus the amount of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding common stock and the outstanding preferred stock, including the Fund’s outstanding Series W-7 Variable Rate Demand Preferred Shares (“VRDP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred stock, including the VRDP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the stock present at a meeting, if the holders of more than 50% of the outstanding stock are present or represented by proxy, or (2) more than 50% of the outstanding stock, whichever is less.

There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in PABs. The Fund expects that a portion of the interest or income it produces will be includable in alternative minimum taxable income.

Under normal market conditions, the Fund invests at least 75% of its total assets in a portfolio of Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investor Service Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F- 1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A- 1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund may invest up to 25% of its total assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Manager to possess similar credit characteristics. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Fund does not intend to purchase Municipal Bonds that are in default or which the Manager believes will soon be in default. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

The Fund may invest 25% or more of its total assets in tax exempt securities of issuers in the industries comprising the same economic sector, such as hospitals or life care facilities and transportation-related issuers. However, the Fund will not invest 25% or more of its total assets in any one of the industries comprising an economic sector. In addition, a substantial part of the Fund’s portfolio may be comprised of securities credit enhanced by banks, insurance companies or companies with similar characteristics. Emphasis on these sectors may subject the Fund to certain risks.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	107

Investment Objectives, Policies and Risks  (continued)

If a percentage restriction on investment policies is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

The value of bonds and other fixed income obligations may fall when interest rates rise and rise when interest rates fall. In general, bonds and other fixed income obligations with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will similar obligations with shorter maturities. “Duration” measures the sensitivity of a security’s price to changes in interest rates. Unlike final maturity, duration takes account of all payments made over the life of the security. Typically, with a 1% change in interest rates, an investment’s value may be expected to move in the opposite direction approximately 1% for each year of its duration. The greater a portfolio’s duration, the greater the change in the portfolio’s value in response to changes in interest rates. The Manager increases or reduces the Fund’s portfolio duration based on its interest rate outlook. When the Manager expects interest rates to fall, it attempts to maintain a longer portfolio duration. When the Manager expects interest rates to increase, it attempts to shorten the portfolio’s duration. Generally, as is the case with any investment grade fixed income obligations, Municipal Bonds with longer maturities tend to produce higher yields. Under normal market conditions, however, such yield-to-maturity increases tend to decline in the longer maturities (i.e., the slope of the yield curve flattens). At the same time, due to their longer exposure to interest rate risk, prices of longer term obligations are subject to greater market fluctuations as a result of changes in interest rates. Based on the foregoing premises, the Manager believes that the yield and price volatility characteristics of an intermediate duration portfolio generally offer an attractive trade-off between return and risk. There may be market conditions, however, where an intermediate duration portfolio may be less attractive due to the fact that the Municipal Bond yield curve changes from time to time depending on supply and demand forces, monetary and tax policies and investor expectations. As a result, there may be situations where investments in individual Municipal Bonds with longer durations may be more attractive than individual intermediate duration Municipal Bonds.

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income.

The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Fund’s Board of Directors (the “Board”) without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating obligations for hedging purposes and to seek to enhance return.

Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Board of Directors of the Fund and the Manager will take into account, in assessing the quality of such bonds, both the creditworthiness of the issuer of such bonds and the creditworthiness of the financial institution that provides the credit enhancement.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax Exempt Securities”). Non- Municipal Tax Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. While the Fund receives opinions of legal counsel to the effect that the income from the Non-Municipal Tax Exempt Securities in which the Fund invests is excludable from gross income for federal income tax purposes to the same extent as the underlying Municipal Bonds, the Internal Revenue Service (“IRS”) has not issued a ruling on this subject. Were the IRS to issue an adverse ruling or take an adverse position with respect to the taxation of these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains. Interest received on certain otherwise tax exempt securities that are classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) may be subject to a federal alternative minimum tax. The percentage of the Fund’s total assets invested in “private activity bonds” will vary from time to time. Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VRDP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

BlackRock MuniYield Fund, Inc. (MYD)

The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). The Fund may invest directly in securities or synthetically through the use of derivatives. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended). There can be no assurance that the Fund’s investment objective will be realized.

108	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks  (continued)

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit nongovernmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund also will not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.

Under normal market conditions, the Fund expects to invest at least 75% of its total assets in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), Standard & Poor’s (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund also may invest up to 25% of its total assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Manager to possess similar credit characteristics. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Fund does not intend to purchase Municipal Bonds that are in default or which the Manager believes will soon be in default. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund intends to invest primarily in long-term Municipal Bonds with maturities of more than ten years. However, the Fund also may invest in intermediate term Municipal Bonds with maturities of between three years and ten years. The Fund also may invest from time to time in short-term Municipal Bonds with maturities of less than three years. The average maturity of the Fund’s portfolio securities will vary based upon the Manager’s assessment of economic and market conditions.

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”). Non- Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may hedge all or a portion of its portfolio of investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon.

The Fund may invest in securities pursuant to repurchase agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions.

The Fund is authorized to borrow money in amounts of up to 5% of the value of its assets at the time of such borrowings.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	109

Investment Objectives, Policies and Risks  (continued)

BlackRock MuniYield Quality Fund, Inc. (MQY)

The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). The Fund may invest directly in securities or synthetically through the use of derivatives. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended). There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non- governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund also will not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by BlackRock Advisors, LLC (the “Manager”). The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. The Fund currently does not intend to borrow money or issue debt securities. Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares.

The Fund may enter into derivative transactions that have economic leverage embedded in them.

110	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks  (continued)

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Risk Factors

This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical. The order of the below risk factors does not indicate the significance of any particular risk factor.

Investment and Market Discount Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

•

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

•

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. The Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	111

Investment Objectives, Policies and Risks  (continued)

•

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•	Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

•

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

•

Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

Taxability Risk: The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Alternatively, the Fund might enter into an agreement with the IRS to pay an agreed upon amount in lieu of the IRS adjusting individual shareholders’ income tax liabilities. If the Fund agrees to enter into such an agreement, the Fund’s yield could be adversely affected. Further, shareholders at the time the Fund enters into such an agreement that were not shareholders when the dividends in question were paid would bear some cost for a benefit they did not receive. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

Variable Rate Demand Obligations Risk (MUI, MYD and MQY): Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk (BTA): When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Defensive Investing Risk (BTA, MYD and MQY): For defensive purposes, the Fund may, as part of its proprietary volatility control process, allocate assets into cash or short-term fixed-income securities without limitation. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed-income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Fund holds cash uninvested it will be subject to the credit risk of the depositary institution holding the cash.

Repurchase Agreements and Purchase and Sale Contracts Risk (MUA and MYD): If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Reverse Repurchase Agreements Risk (BTA and MYD): Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Sector Risk (MUI): Sector risk is the risk that the Fund’s concentration in the securities of companies in a specific market sector or industry will cause the Fund to be more exposed to the price movements of companies in and developments affecting that sector than a more broadly diversified fund. To the extent that the Fund concentrates its investments in a particular sector, there is the risk that the Fund will perform poorly during a downturn in that sector.

Leverage Risk: The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

112	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks  (continued)

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Derivatives Risk: The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

•

Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

•

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

•

Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

•	Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

•	Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

•

Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•

Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Indexed and Inverse Securities Risk (BTA, MYD and MQY): Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate

Tender Option Bonds Risk: The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

Illiquid Investments Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	113

Investment Objectives, Policies and Risks  (continued)

substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Investment Companies and ETFs Risk (BTA): Subject to the limitations set forth in the Investment Company Act of 1940, as amended, and the rules thereunder, the Fund may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Preferred Securities Risk (BTA): Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Risk of Investing in the United States: Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

114	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Shareholder Update

The following includes additional required disclosures for MUA, which has filed a shelf offering registration statement.

Summary of Expenses

The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in MUA’s common shares.

MUA

Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price)(a)	1.00%
Offering expenses borne by the Fund (as a percentage of offering price)(a)	0.01%
Dividend reinvestment plan fees	$0.02 per share for open market purchases of common shares(b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees(c)(d)	0.80%
Other expenses	1.78
Miscellaneous	0.10
Interest expense(e)	1.68
Acquired fund fees and expenses(f)	0.02
Total annual expenses(f)	2.60
Fee waivers(d)	(0.01)
Total annual fund operating expenses after fee waivers(d)	2.59

(a)

If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Fund shareholders will pay all offering expenses involved with an offering.

(b)

Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by MUA. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $0.02 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)

MUA currently pays the Manager a monthly fee at an annual rate equal to 0.55% of the average daily value of the Fund’s net assets. For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

(d)

MUA and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of MUA’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2025. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees MUA pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2025. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by MUA (upon the vote of a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of MUA (the “Independent Directors”)) or a majority of the outstanding voting securities of MUA), upon 90 days’ written notice by MUA to the Manager.

(e)

Assumes the use of leverage in the form of tender option bond transactions and preferred shares representing 30% of managed assets, which is the total assets of MUA, including any assets attributable to VRDP Shares and TOB Trusts, if any, minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares), at an annual cost of leverage to MUA of 3.74%, which is based on current market conditions. The actual amount of interest expense borne by MUA will vary over time in accordance with the level of MUA’s use of tender option bond transactions and variations in market interest rates, as well as preferred shares transactions and changes to agreement terms with counterparties. Interest expense is required to be treated as an expense of MUA for accounting purposes.

MUA uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of VRDP Shares and investment in TOBs. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by MUA when it invests the proceeds from the leverage. In order to help you better understand the costs associated with MUA’s leverage strategy, the total annual fund operating expenses after fee waivers (excluding interest expense) for are 0.91%, which is based on current market conditions. The actual amount of interest expense borne by MUA will vary over time in accordance with the level of MUA’s use of leverage and variations in market interest rates. Interest expense is required to be treated as an expense of MUA for accounting purposes.

(f)

The total annual expenses do not correlate to the ratios to average net assets shown in MUA’s Financial Highlights for the year ended July 31, 2023, which do not include acquired fund fees and expenses.

The following example illustrates MUA’s expenses (including the sales load of $10.00 and offering costs of $0.16) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 2.59% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years

Total expenses incurred	$36	$90	$146	$300

The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. MUA’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

S H A R E H O L D E R U P D A T E	115

Shareholder Update  (continued)

Share Price Data

The following table summarizes MUA’s highest and lowest daily closing market prices on the NYSE per common share, the NAV per common share, and the premium to or discount from NAV, on the date of each of the high and low market prices. The trading volume indicates the number of common shares traded on the NYSE during the respective quarters. Effective July 31, 2022, MUA changed its fiscal year end from April 30 to July 31.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price

During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume

July 31, 2023	$10.47	$9.90	$11.46	$11.14	(8.64)%	(11.13)%	4,057,996
April 30, 2023	11.48	10.20	11.75	11.30	(2.30)	(9.73)	5,156,069
January 31, 2023	11.38	9.57	11.75	10.67	(3.15)	(10.31)	13,493,691
October 31, 2022	13.18	9.54	12.53	10.61	5.19	(10.08)	6,794,394
July 31, 2022	12.57	10.83	12.21	11.65	2.95	(7.04)	6,751,266
April 30, 2022	14.44	11.70	14.36	12.75	0.56	(8.24)	4,880,887
January 31, 2022	16.43	13.96	15.02	14.57	9.39	(4.19)	3,487,411
October 31, 2021	16.77	14.76	15.08	14.83	11.21	(0.47)	2,704,969
July 31, 2021	17.46	15.25	15.04	14.78	16.09	3.18	2,765,542

As of July 31, 2023, MUA’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $10.24, $11.28, and (9.22)%, respectively.

Common shares of MUA have historically traded at both a premium and discount to NAV.

Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, managed distribution plans, or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the NAV.

Senior Securities

The following table sets forth information regarding MUA’s outstanding senior securities as of the end of each of MUA’s last ten fiscal years, as applicable. MUA’s audited financial statements, including Deloitte & Touche LLP’s Report of Independent Registered Public Accounting Firm, and accompanying notes to financial statements, are included in this annual report.

Fiscal Year Ended	Total Amount Outstanding (000)	Asset Coverage			Liquidation Preference	(a)	Average Market Value (000)		Type of Senior Security

July 31, 2023	$10,897	$57,083	(b)	$	N/A		$24,055	(c)	TOBs
July 31, 2023	175,000	334,645	(d)		100,000		N/A		VRDP Shares
July 31, 2022	42,444	16,471	(b)		N/A		37,166	(c)	TOBs
July 31, 2022	175,000	321,536	(d)		100,000		N/A		VRDP Shares
April 30, 2022	175,000	371,729	(e)		100,000		N/A		VRDP Shares

(a)

Represents the amount to which a holder of preferred shares would be entitled upon the liquidation of VRDP Shares in preference to common shareholders, expressed as a dollar amount per preferred share. VRDP Shares are considered debt of the issuer; therefore, the liquidation preference approximates fair value.

(b)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

(c)	Represents weighted average daily market value of TOBs.
(d)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000. Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act.

(e)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

116	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Automatic Dividend Reinvestment Plan

Pursuant to BTA, MUA, MUI, MYD and MQY’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BTA, MUA, MUI, MYD and MQY declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BTA, MUI and MQY that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MUA and MYD that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

A U T O M A T I C D I V I D E N D R E I N V E S T M E N T P L A N	117

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Director ( Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	70 RICs consisting of 104 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Director (Since 2007)	Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	72 RICs consisting of 106 Portfolios	None

Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	70 RICs consisting of 104 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)

Frank J. Fabozzi(d) 1948	Director (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	72 RICs consisting of 106 Portfolios	None

Lorenzo A. Flores 1964	Director (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	70 RICs consisting of 104 Portfolios	None

Stayce D. Harris 1959	Director (Since 2021)	Lieutenant General, Inspector General of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	70 RICs consisting of 104 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

118	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

J. Phillip Holloman 1955	Director (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	70 RICs consisting of 104 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)

Catherine A. Lynch(d) 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	72 RICs consisting of 106 Portfolios	PennyMac Mortgage Investment Trust

Interested Directors(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 273 Portfolios	None

John M. Perlowski(d) 1964	Director (Since 2014) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 275 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.

(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	119

Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Fund serve at the pleasure of the Board.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Funds.

Effective September 9, 2023, Arthur P. Steinmetz was appointed as a Director of the Funds.

Effective September 29, 2022, Phillip Soccio and Kevin Maloney became portfolio managers of BTA. Mr. Soccio has been employed by BlackRock since 1998. Mr. Maloney has been employed by BlackRock since 2011. Effective March 1, 2023, Michael Kalinoski, Walter O’Connor, Christian Romaglino and Kristi Manidis became portfolio managers of BTA. Messrs. Kalinoski, O’Connor, Romaglino and Ms. Manidis have been employed by BlackRock since 2006, 2006, 2017, and 2003 respectively. Effective March 1, 2023, Michael Perilli and Ted Jaeckel are no longer portfolio managers of BTA.

Effective September 29, 2022, Phillip Soccio and Kevin Maloney became portfolio managers of MUA and MYD. Mr. Soccio has been employed by BlackRock since 1998. Mr. Maloney has been employed by BlackRock since 2011. Effective March 1, 2023, Michael Kalinoski, Christian Romaglino and Kristi Manidis became portfolio managers of MUA and MYD. Messrs. Kalinoski and Romaglino and Ms. Manidis have been employed by BlackRock since 2006, 2017, and 2003 respectively. Effective March 1, 2023, Ted Jaeckel is no longer a portfolio manager of MUA and MYD.

Effective September 29, 2022, Christian Romaglino became a portfolio manager of MUI. Mr. Romaglino has been employed by BlackRock since 2017. Effective March 1, 2023, Phillip Soccio, Walter O’Connor, Kevin Maloney and Kristi Manidis became portfolio managers of MUI. Messrs. Soccio, O’Connor and Maloney and Ms. Manidis have been employed by BlackRock since 1998, 2006, 2011, and 2003 respectively. Effective March 1, 2023, Michael Perilli is no longer a portfolio manager of MUI.

Effective September 29, 2022, Phillip Soccio became a portfolio manager of MQY. Mr. Soccio has been employed by BlackRock since 1998. Effective March 1, 2023, Walter O’Connor, Kevin Maloney and Kristi Manidis became portfolio managers of MQY. Messrs. O’Connor and Maloney and Ms. Manidis have been employed by BlackRock since 2006, 2011, and 2003 respectively.

120	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 12, 2023, for shareholders of record on May 15, 2023, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Shareholders elected the Class I Directors as follows:

	Lorenzo A. Flores		R. Glenn Hubbard		John M. Perlowski		W. Carl Kester(a)

Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

MYD	32,895,192	6,825,139	24,275,840	15,444,491	34,557,111	5,163,220	2,514	0
MQY	58,878,431	3,577,064	33,389,889	29,065,605	59,421,298	3,034,197	4,503	0
BTA	9,313,326	692,099	9,284,750	720,675	9,271,790	733,635	760	0
MUA	32,133,924	2,332,877	24,352,903	10,113,898	32,139,068	2,327,733	1,750	0

(a)	Voted on by holders of Preferred Shares only.

For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Cynthia L. Egan, Robert Fairbairn, Stayce D. Harris, J. Phillip Holloman, Catherine A. Lynch, and Frank J. Fabozzi.

The Annual Meeting of Shareholders was held on July 11, 2023 and adjourned to July 31, 2023, for shareholders of record on May 12, 2023, to elect director nominees for BlackRock Municipal Income Fund, Inc. There were no broker non-votes with regard to the Fund.

Shareholders elected the Class I Directors as follows:

	Lorenzo A. Flores		R. Glenn Hubbard		John M. Perlowski		W. Carl Kester(a)

Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

MUI	32,356,710	34,856,442	31,784,058	35,429,094	32,361,275	34,851,877	5,617	0

(a)	Voted on by holders of Preferred Shares only.

For the Fund listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Cynthia L. Egan, Robert Fairbairn, Stayce D. Harris, J. Phillip Holloman, Catherine A. Lynch, and Frank J. Fabozzi.

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Environmental, Social and Governance (“ESG”) Integration

Although the Funds do not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Fund management will consider ESG factors as part of the investment process for the Funds. Fund management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Funds’ particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Funds’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Funds’ exposure to certain companies or industries. While Fund management views ESG considerations as having the potential to contribute to the Funds’ long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds, other than MUA, do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

MUA’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800)-882-0052.

A D D I T I O N A L I N F O R M A T I O N	121

Additional Information  (continued)

General Information (continued)

The following information is a summary of certain changes since July 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and, for MUA only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for MUA only, prospectuses, are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including for MUA only, prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time to time, MUA may seek to raise additional equity capital through a Shelf Offering. In a Shelf Offering, MUA may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above MUA’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow MUA to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

On August 26, 2021, MUA filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of MUA are not offers to sell MUA Common Shares or solicitations of an offer to buy MUA Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of MUA contains important information about the Fund, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of MUA carefully and in its entirety before investing. Copies of the final prospectus for MUA can be obtained from BlackRock at blackrock.com.

122	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	VRDP Remarketing Agent
BlackRock Advisors, LLC	BofA Securities, Inc.(a)
Wilmington, DE 19809	New York, NY 10036

Accounting Agent and Custodian	Wells Fargo Securities, LLC(b)
State Street Bank and Trust Company	Charlotte, NC 28202
Boston, MA 02114
VRDP Tender and Paying Agent
Transfer Agent	The Bank of New York Mellon
Computershare Trust Company, N.A.	New York, NY 10286
Canton, MA 02021
Independent Registered Public Accounting Firm
VRDP Liquidity Provider	Deloitte & Touche LLP
Bank of America, N.A.(a)	Boston, MA 02116
New York, NY 10036
Legal Counsel
Wells Fargo Bank, N.A.(b)	Willkie Farr & Gallagher LLP
San Francisco, CA 94104	New York, NY 10019

(a) For BTA, MUA, MUI and MYD.	Address of the Funds
(b) For MQY.	100 Bellevue Parkway
Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	123

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGC-ICC	Assured Guaranty Corp. – Insured Custody Certificate

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

BAM-TCRS	Build America Mutual Assurance Co. - Transferable Custodial Receipts

BHAC-CR	Berkshire Hathaway Assurance Corp. - Custodian Receipt

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

CR	Custodian Receipt

FGIC	Financial Guaranty Insurance Co.

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

NPFGC-IBC	National Public Finance Guarantee Corp. — Insured Bond Certificate

PSF	Permanent School Fund

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAN	State Aid Notes

SAP	Subject to Appropriations

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

124	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

Want to know more?

blackrock.com | 800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMYMA-07/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]
BlackRock MuniYield Fund, Inc.	$32,538	$32,405	$0	$0	$22,700	$9,900	$407	$431

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End[3]
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,154,000	$2,098,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3The registrant changed its fiscal year end from April 30 to July 31 effective July 31, 2022 whereby this fiscal year consists of the three months ended July 31, 2022.

4Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End[1]
BlackRock MuniYield Fund, Inc.	$23,107	$10,331

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End[1]
$2,154,000	$2,098,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

1The registrant changed its fiscal year end from April 30 to July 31 effective July 31, 2022 whereby this fiscal year consists of the three months ended July 31, 2022.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Frank J. Fabozzi

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Walter O’Connor, CFA Managing Director at BlackRock, Kevin Maloney, CFA, Director at BlackRock, Phillip Soccio, CFA, Director at BlackRock, Christian Romaglino, CFA, Director at BlackRock, Michael Kalinoski, CFA, Director at BlackRock and Kristi Manidis, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and the selection of its investments. Messrs. O’Connor, Maloney and Soccio have been members of the registrant’s portfolio management team since 2006, 2022 and 2022, respectively. Messrs. Romaglino and Kalinoski and Ms. Manidis have been members of the registrant’s portfolio management team since 2023.

Portfolio Manager	Biography
Walter O’Connor, CFA	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2003 to 2006; Director of MLIM from 1998 to 2003.
Kevin Maloney, CFA	Director of BlackRock since 2021; Vice President of BlackRock from 2018 to 2020; Associate of BlackRock from 2014 to 2017; Analyst of BlackRock from 2011 to 2013.
Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.
Christian Romaglino, CFA	Director of BlackRock since 2017; Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017; Portfolio Manager of Brown Brothers Harriman from 2007 to 2017.
Michael Kalinoski, CFA	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.
Kristi Manidis	Director of BlackRock, Inc. since 2016; Vice President of BlackRock, Inc. from 2011 to 2015; Associate of BlackRock, Inc. from 2009 to 2011; Analyst of BlackRock, Inc. from 2006 to 2008.
(a)(2) As of July 31, 2023:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Walter O’Connor, CFA	33	0	0	0	0	0
	$32.57 Billion	$0	$0	$0	$0	$0
Kevin Maloney, CFA	36	0	0	0	0	0
	$38.63 Billion	$0	$0	$0	$0	$0
Phillip Soccio, CFA	34	0	0	0	0	0
	$31.70 Billion	$0	$0	$0	$0	$0
Christian Romaglino, CFA	34	0	0	0	0	0
	$17.04 Billion	$0	$0	$0	$0	$0
Michael Kalinoski, CFA	34	0	0	0	0	0
	$36.41 Billion	$0	$0	$0	$0	$0
Kristi Manidis	38	0	2	0	0	0
	$23.83 Billion	$0	$1.03 Billion	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2023:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2023.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: A combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred

BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2023:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Walter O’Connor, CFA	$1 - $10,000
Kevin Maloney, CFA	$1 - $10,000
Phillip Soccio, CFA	$1 - $10,000
Christian Romaglino, CFA	$1 - $10,000
Michael Kalinoski, CFA	$10,001 - $50,000
Kristi Manidis	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
February 1-28, 2023	0	$ —	0	2,266,841
March 1-31, 2023	90,857	$ 10.5801	90,857	2,175,984
April 1-30, 2023	82,882	$ 10.5476	82,882	2,093,102
May 1-31, 2023	95,402	$10.2447	95,402	1,997,700
June 1-30, 2023	81,605	$10.4074	81,605	1,916,095
July 1-31, 2023	79,479	$10.5450	79,479	1,836,616
Total:	430,225	10.46021527	430,225	1,836,616

1 On September 8, 2022, the Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2022, the Fund may repurchase through November 30, 2023, up to 5% of its common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Fund, Inc.

Date: September 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Fund, Inc.

Date: September 22, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Fund, Inc.

Date: September 22, 2023